As filed with the U.S. Securities and Exchange Commission on April 29, 2024
Securities Act of 1933 File No. 002-98229

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 76	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 76	☒

MIDAS SERIES TRUST
(Exact Name of Registrant as Specified in Charter)

2255 Buffalo Road, Rochester, New York	14624
(Address of Principal Executive Offices)	(Zip Code)

1-212-785-0900
(Registrant’s Telephone Number, including Area Code)

Russell Kamerman, Esq.
2255 Buffalo Road, Rochester, NY 14624
(Name and Address of Agent for Service)

Continuous
(Approximate Date of Proposed Offering)

It is proposed that this filing will become effective (check appropriate box)

X	immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on (date) pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Part A. Prospectus

MIDAS FUND Ticker: MIDSX	MIDAS MAGIC Ticker: MISEX

This prospectus, dated April 29, 2024 contains information you should know about Midas Fund and Midas Magic (each a “Fund” and together, the “Funds”) before you invest.  Each Fund is a series of Midas Series Trust (“Trust”).

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Table of Contents

FUND SUMMARY	2
MIDAS FUND	2
MIDAS MAGIC	7
IMPORTANT ADDITIONAL INFORMATION	11
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISKS, AND DISCLOSURE OF PORTFOLIO HOLDINGS	12
PORTFOLIO MANAGEMENT	15
MANAGEMENT FEES	16
DISTRIBUTION AND SHAREHOLDER SERVICES	16
PURCHASING SHARES	16
EXCHANGE PRIVILEGES	18
REDEEMING SHARES	21
ACCOUNT AND TRANSACTION POLICIES	22
DISTRIBUTIONS AND TAXES	24
FINANCIAL HIGHLIGHTS	24

FUND SUMMARY
MIDAS FUND
INVESTMENT OBJECTIVE

The Fund seeks primarily capital appreciation and protection against inflation and, secondarily, current income.

FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee on shares redeemed within 30 days of purchase	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	3.86%
Total Annual Fund Operating Expenses	5.11%

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$511	$1,530	$2,548	$5,082

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance.  During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Fund

Under normal circumstances, in pursuit of its investment objectives, the Fund’s investment strategy is to invest principally in (i) securities (e.g., common and preferred stocks, bonds, convertible securities, etc.) of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum, other precious metals, or other natural resources (“Natural Resources Companies”); and (ii) gold, silver, and platinum bullion and coins; provided, however, that the Fund may invest in any type of equity security (e.g., common and preferred stocks) and in companies of any size, industry or sector, including both domestic and foreign companies, that the Fund’s investment adviser, Midas Management Corporation (the “ Investment Manager ”), believes may achieve the Fund’s investment objectives.  Up to 35% of the Fund’s total assets may be invested in fixed income securities of any issuer, including U.S. government securities, of any credit quality or maturity, although the Fund has no current intention of investing more than 5% of its total assets in fixed income securities rated less than investment grade (also known as “junk bonds”).   The Fund concentrates its investments by investing at least 25% of its total assets in Natural Resource Companies.

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The Investment Manager seeks to invest in companies that it believes have attractive fundamentals and often looks at company characteristics such as people, projects, and pricing.  A security is typically sold when its potential to meet the Fund’s investment objectives is limited or exceeded by another potential investment opportunity, when an investment in an issuer no longer appears to meet the Fund’s investment objectives, or when the Fund must raise cash to meet shareholder redemptions.  In seeking to enhance returns, the Fund may use futures, options, and short sales, and may use leverage to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund may trade securities actively in pursuit of its investment objectives.  The Fund also may lend its portfolio securities to brokers, dealers, and other financial institutions.

The Fund may, from time to time, under adverse market, economic, political, or other conditions, take temporary defensive positions and invest some or all of its assets in cash, bank deposits, money market funds, money market securities of U.S. and foreign issuers, short term bonds, repurchase agreements, and similar investments.  When the Fund takes such a temporary defensive position, it may not achieve its investment objectives.

Principal Risks of Investing in the Fund

An investment in the Fund is not a bank deposit.  It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.  It is not a complete investment program and you could lose money by investing in the Fund.

Investments in Gold, Silver, Platinum, and Other Precious Metals.  Investment in gold, silver, platinum, and other precious metals are considered speculative.  The Fund’s investments can be significantly affected by developments in the precious metals industry and are linked to the prices of gold, silver, platinum, and other precious metals.  These prices can be influenced by a variety of global economic, financial, and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments.  Economic, political, or other conditions affecting one or more of the major sources of gold, silver, platinum, or other precious metals could have a substantial effect on supply and demand in countries throughout the world.  Additionally, the majority of such producers are domiciled in a limited number of countries.  Moreover, under the federal tax law, to qualify as a regulated investment company (a “RIC”), the Fund may not earn more than 10% of its annual gross income from gains resulting from selling precious metals and certain other non-securities related sources.  Accordingly, the Fund may be required to hold precious metals or securities, sell them at a loss, or sell them at a gain, when, for investment reasons, the Fund would not otherwise do so.

Natural Resources Companies. The profitability of Natural Resources Companies can be significantly affected by the supply of and demand for the produced commodities and related services, exploration and production spending and success, government regulations and taxes, international political developments (including outbreaks of war or other hostilities and trade sanctions), and general economic conditions.  The operations and financial performance of Natural Resources Companies may be directly affected by the prices of the produced commodities, especially those Natural Resources Companies whose reserves of the commodities are significant assets.   The value of securities issued by Natural Resources Companies may also be affected by changes in overall market movements, changes in interest rates, inflation rates, or investor expectations concerning such rates, or factors affecting a particular industry or commodity, such as weather, embargoes, tariffs, policies of commodity cartels, and international economic, political, and regulatory developments. In addition, companies in the natural resources industry may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, drought, liability for environmental damage claims, and increased regulatory and environmental costs. It is possible that the performance of securities of Natural Resources Companies may lag the performance of other industries or the broader market as a whole. The prices of Natural Resources Company stocks may exhibit greater price volatility than other types of stocks.

Depletion and Exploration Risk.  To maintain or increase their revenue level, Natural Resources Companies or their customers need to maintain or expand their reserves and production through exploration, development, acquisitions, or other methods.  The financial performance of Natural Resources Companies may be adversely affected if they, or the companies to whom they provide products or services, are unable to cost-effectively expand reserves or production sufficiently to replace current depletion.

Precious Metals Mining Company Risk.  The profitability of companies involved in precious metals mining and related activities is significantly affected by changes in the market prices of precious metals.  Precious metals mining companies also face risks related to their operations that may affect overall profitability.  These risks include the uncertainty and cost of mineral exploration and acquisitions and the uncertainties and unexpected problems and delays in developing mines.  In addition, the business of precious metals mining is subject to numerous risks that could adversely impact such companies.  These risks include environmental hazards, industrial accidents, underground fires, labor disputes, unexpected geological formations, availability of appropriately skilled persons, unanticipated ground and water conditions, fall of ground accidents, legal and regulatory restrictions, and seismic activity.

Climate Change Risk.  The Fund is subject to the special risks associated with climate change.  Weather may play a role in the cash flows of the Natural Resources Companies in which the Fund invests.  Although many of the companies in the natural resources industry can reasonably predict seasonal weather patterns, extreme weather conditions, such as those that may result from climate change, are unpredictable.  The damage done by extreme weather could adversely affect the financial condition of Natural Resource Companies.

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Additionally, new or strengthened regulations or legislation could increase the operating costs and/or decrease the revenues of Natural Resources Companies.

Concentration.  The Fund is subject to industry concentration risk, which is the risk that the Fund’s performance can be significantly affected by economic, market, political or regulatory occurrences affecting Natural Resource Companies.

Sector Risk. To the extent the Fund focuses its investments, from time to time, in a particular sector, the Fund will be subject to a greater degree to the risks specific to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector, and therefore the Fund, to a greater extent than if the Fund’s investments were diversified across different sectors.

Non-Diversification.  The Fund is non-diversified, which means that it is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities or obligations of a single issuer.  As a result, the Fund may hold a smaller number of issuers than if it were diversified.  Investing in a non-diversified fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the Fund’s total returns.

Foreign Investments.  Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in the securities of domestic issuers.  Foreign companies are not generally subject to the same accounting, auditing, and financial standards and requirements as those applicable to U.S. companies.  Additionally, there may be less publicly available information about a foreign company than a U.S. company.  Investments in foreign securities could expose the Fund to the direct or indirect consequences of political, social, or economic changes in the foreign countries where those securities are issued or in which the issuers are located.  With respect to certain foreign countries, there are risks of expropriation, confiscatory taxation, political or social instability, or diplomatic developments that could affect assets of the Fund held in custody in those foreign countries.  If the value of any foreign currency in which the Fund’s investments are denominated declines relative to the U.S. dollar, the value of the Fund’s investments is expected to decline proportionately.  In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.  The Fund may experience higher levels of each of these risks by investing in emerging (less developed) markets.  Further, geopolitical events may cause market disruptions. For example, the United Kingdom (UK) withdrew from the European Union (EU) on January 31, 2020, following a June 2016 referendum referred to as “Brexit.” There is significant market uncertainty regarding Brexit’s longer-term ramifications, and the range of possible political, regulatory, economic and market outcomes are difficult to predict. Russia’s assertion of influence in its surrounding region, including its invasion of Ukraine, increases the likelihood of additional sanctions by the U.S. and other countries, which may cause volatility in the markets. Ongoing conflict between Hamas and Israel in the Middle East may also disrupt securities markets, which could negatively impact the Fund.

Pricing.  Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility.  If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing.  In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale.  As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

Growth Securities Risk.  The Fund may invest in companies that the Investment Manager believes have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other securities and may involve special risks. If the Investment Manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, thereby reducing the Fund’s returns. In addition, because different types of securities tend to shift in and out of favor depending on market and economic conditions, “growth” securities may perform differently from the market as a whole and other types of securities.

Small Capitalization.  The Fund may invest in companies that are small or thinly capitalized and may have a limited operating history.  Investments in small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable to adverse business or economic developments than stocks of larger companies.  The securities of small capitalization companies generally are less liquid and have narrower product lines, more limited financial resources, and more limited markets for their stock as compared with larger companies.  As a result, the value of such securities may be more volatile than the securities of larger companies.  During broad market downturns, the Fund’s net asset value (“NAV”) may fall further than those of funds investing in larger companies.  Full development of small capitalization companies takes time, and for this reason, among others, the Fund should be considered a long term investment and not a vehicle for seeking short term profit.

Medium and Large Capitalization.  Compared to small capitalization companies, medium and large capitalization companies may be less responsive to changes and opportunities.  At times, the stocks of large capitalization companies may lag other types of stocks in performance.  Compared to large capitalization companies, medium capitalization companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Leverage.  The Fund may use leverage to the extent permitted under the 1940 Act.  Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s investments.  Money the Fund borrows for leveraging is limited to 33 1/3% of the value of the Fund’s total assets.  These borrowings would be subject to interest costs that may or may not be offset by income or capital gain from the securities purchased.  There can be no assurance that the Fund’s use of leverage will be successful.

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Short Selling, Options, and Futures Transactions.  The Fund may engage in short selling, options, and futures transactions to increase returns.  There is a risk that these transactions may reduce the Fund’s returns or increase volatility.  The Fund may incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased, plus any premiums or interest paid to the third party.  Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.  In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. Derivatives also may be subject to certain other risks such as leverage risk, liquidity risk, interest rate risk, market risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, management risk and the risk of mispricing or improper valuation.  A small investment in certain derivatives could have a potentially large impact on the Fund’s performance.

Security Selection.  The securities selected for the Fund’s portfolio may decline in value.  The Investment Manager could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities, or other matters.  As a result, the Fund may underperform the markets, its benchmark index or other funds with the same objective or in the same asset class.

In-Kind Redemptions.  The Fund may require redeeming shareholders to accept readily tradable gold, silver, platinum, or other precious metals bullion, coins, exchange-traded fund (“ETF”) shares, or other Fund holdings in complete or partial payment of redemptions.

Active Trading.  The Fund may trade securities actively.  This strategy could increase transaction costs, reduce performance, and result in increased taxable distributions, which could lower the Fund’s after tax performance.

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks.  Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional related costs.

Market Risk.  The market risks associated with investing in the Fund are those related to fluctuations in the value of the investments in the Fund’s portfolio.  A risk of investing in stocks, precious metals, and other instruments is that their value will go up and down, sometimes rapidly and unpredictably, reflecting overall economic conditions and other factors and you could lose money.  The Fund may invest in emerging companies, such as start-ups and spin-offs, and special situations, which include companies undergoing unusual or possibly one time developments such as reorganizations or liquidations.  These investments may involve above average market price volatility and greater risk of loss.  Certain unanticipated events, such as natural disasters, terrorism, war, and other geopolitical events, can have a dramatic adverse effect on the investments held by the Fund.

Recent Market Events. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including rising inflation, wars between Russia and Ukraine and in the Middle East, and the impact of the coronavirus (“COVID-19”) global pandemic. While U.S. and global economies are recovering from the effects of COVID-19, labor shortages and the inability to meet consumer demand have restricted growth. Uncertainties regarding the level of central banks’ interest rate increases, political events, the Russia-Ukraine conflict and the Israel-Hamas conflict, trade tensions and the possibility of a national or global recession have also contributed to market volatility.

Past Performance

The following bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.  The following table compares the Fund’s average annual returns for the 1, 5, and 10 year periods with appropriate broad based securities market indices.  The Morningstar category of Equity Precious Metals (“Equity Precious Metals”) is an equally weighted average of the managed precious metals funds tracked by Morningstar which reflects the industry in which the Fund may concentrate.  Past performance (before and after taxes) is not predictive of future performance.

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MIDAS FUND – Year-by-year total return as of 12/31 each year (%)
Best Quarter: 4/1/2020 – 6/30/2020 69.89%
Worst Quarter: 1/1/2020 – 3/31/2020 (34.04)%

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2023

	1 Year	5 Years	10 Years
Return Before Taxes	(1.79)%	0.37%	(2.24)%
Return After Taxes on Distributions	(1.79)%	0.37%	(2.24)%
Return After Taxes on Distributions and Sale of Fund Shares	(1.01)%	0.28%	(1.67)%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	26.29%	15.69%	12.03%
Equity Precious Metals (reflects no deduction for fees, expenses, or taxes)	3.16%	8.56%	3.96%

The Fund’s returns shown above include the effect of reinvesting dividends and capital gain distributions.  After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.  Because actual after tax returns depend on a shareholder’s tax situation, returns may vary from those shown.  After tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred or other tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.

MANAGEMENT

Investment Manager

Midas Management Corporation

Portfolio Manager

Thomas B. Winmill, President and Trustee of the Trust, has managed the Fund since 2002.

For important information about the purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 11 of this prospectus.

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MIDAS MAGIC
INVESTMENT OBJECTIVE

The Fund seeks capital appreciation.

FEES AND EXPENSES OF THE FUND

The following tables describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee on shares redeemed within 30 days of purchase	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.95%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	3.49%
Total Annual Fund Operating Expenses	4.69%

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$470	$1,414	$2,363	$4,763

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance.  During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies of the Fund

Under normal circumstances, in pursuit of its investment objective, the Fund may invest in any security type (e.g., common and preferred stocks, bonds, convertible securities, etc.) and in companies of any size, industry or sector, including both domestic and foreign companies.  Generally, the Investment Manager seeks to invest in what it believes to be quality companies with unique combinations of strength in operations, products, and finances with either growth or value characteristics.  A security is typically sold when its potential to meet the Fund’s investment objective is limited or exceeded by another potential investment, when an investment in an issuer no longer appears to meet the Fund’s investment objective, or when the Fund must raise cash to meet shareholder redemptions.  In seeking to enhance returns, the Fund may use futures, options, and short sales and may use leverage to the extent permitted under the 1940 Act.  To achieve the Fund’s investment objective, the Investment Manager may use a seasonal investing strategy to invest the Fund’s assets to gain exposure to the securities markets during periods anticipated to be favorable based on patterns of investor behavior as driven by and related to accounting periods, taxable events, and other calendar related phenomena.  The Investment Manager’s analysis also takes into consideration those periods during the year in which it anticipates that investors are more likely to invest additional money into the securities markets.  These periods can be related to accounting periods and may be further refined by considerations of tax cycles, holidays, and other factors.   The Fund may trade securities actively in pursuit of its investment objective.

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The Fund may, from time to time, under adverse market, economic, political, or other conditions, take a defensive position, sell securities short, and/or invest some or all of its assets in cash, bank deposits, money market funds, money market securities of U.S. and foreign issuers, short term bonds, repurchase agreements, or similar investments.  When the Fund takes a defensive position, it may not achieve its investment objective.

Principal Risks of Investing in the Fund

An investment in the Fund is not a bank deposit.  It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.  It is not a complete investment program and you could lose money by investing in the Fund.

Non-Diversification.  The Fund is non-diversified, which means that it is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities or obligations of a single issuer.  As a result, the Fund may hold a smaller number of issuers than if it were diversified.  Investing in a non-diversified fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the Fund’s total returns.

Leverage.  The Fund may use leverage to the extent permitted under the 1940 Act.  Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s investments.  Money the Fund borrows for leveraging is limited to 33 1/3% of the value of the Fund’s total assets.  These borrowings would be subject to interest costs that may or may not be offset by income or capital gain from the securities purchased.  There can be no assurance that the Fund’s use of leverage will be successful.

Foreign Investments.  Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in the securities of domestic issuers.  Foreign companies are not generally subject to the same accounting, auditing, and financial standards and requirements as those applicable to U.S. companies.  Additionally, there may be less publicly available information about a foreign company than a U.S. company.  Investments in foreign securities could expose the Fund to the direct or indirect consequences of political, social, or economic changes in the foreign countries where those securities are issued or in which the issuers are located.  With respect to certain foreign countries, there are risks of expropriation, confiscatory taxation, political or social instability, or diplomatic developments that could affect assets of the Fund held in custody in those foreign countries.  If the value of any foreign currency in which the Fund’s investments are denominated declines relative to the U.S. dollar, the value of the Fund’s investments is expected to decline proportionately.  In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.  The Fund may experience higher levels of each of these risks by investing in emerging (less developed) markets.  Further, geopolitical events may cause market disruptions. For example, the United Kingdom (UK) withdrew from the European Union (EU) on January 31, 2020, following a June 2016 referendum referred to as “Brexit.” There is significant market uncertainty regarding Brexit’s longer term ramifications, and the range of possible political, regulatory, economic and market outcomes are difficult to predict. Russia’s assertion of influence in its surrounding region, including its invasion of Ukraine, increases the likelihood of additional sanctions by the U.S. and other countries, which may cause volatility in the markets. Ongoing conflict between Hamas and Israel in the Middle East may also disrupt securities markets, which could negatively impact the Fund.

Short Selling, Options, and Futures Transactions.  The Fund may engage in short selling, options, and futures transactions to increase returns.  There is a risk that these transactions may reduce the Fund’s returns or increase volatility.  The Fund may incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased, plus any premiums or interest paid to the third party.  Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.  In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. Derivatives also may be subject to certain other risks such as leverage risk, liquidity risk, interest rate risk, market risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, management risk and the risk of mispricing or improper valuation.  A small investment in certain derivatives could have a potentially large impact on the Fund’s performance.

Sector Risk. To the extent the Fund focuses its investments, from time to time, in a particular sector, the Fund will be subject to a greater degree to the risks specific to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector, and therefore the Fund, to a greater extent than if the Fund’s investments were diversified across different sectors.

Growth Securities Risk.  The Fund may invest in companies that the Investment Manager believes have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other securities and may involve special risks. If the Investment Manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, thereby

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reducing the Fund’s returns. In addition, because different types of securities tend to shift in and out of favor depending on market and economic conditions, “growth” securities may perform differently from the market as a whole and other types of securities.

Small Capitalization.  The Fund may invest in companies that are small or thinly capitalized and may have a limited operating history.  Investments in small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable to adverse business or economic developments than stocks of larger companies.  The securities of small capitalization companies generally are less liquid and have narrower product lines, more limited financial resources, and more limited markets for their stock as compared with larger companies.  As a result, the value of such securities may be more volatile than the securities of larger companies.  During broad market downturns, the Fund’s NAV may fall further than those of funds investing in larger companies.  Full development of small capitalization companies takes time, and for this reason, among others, the Fund should be considered a long term investment and not a vehicle for seeking short term profit.

Medium and Large Capitalization.  Compared to small capitalization companies, medium and large capitalization companies may be less responsive to changes and opportunities.  At times, the stocks of large capitalization companies may lag other types of stocks in performance.  Compared to large capitalization companies, medium capitalization companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Pricing.  Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing.  In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale.  As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

Security Selection.  The securities selected for the Fund’s portfolio may decline in value.  The Investment Manager could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities, or other matters.  As a result, the Fund may underperform the markets, its benchmark index or other funds with the same objective or in the same asset class.

Active Trading.  The Fund may trade securities actively.  This strategy could increase transaction costs, reduce performance, and result in increased taxable distributions, which could lower the Fund’s after tax performance.

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks.  Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional related costs.

Market Risk.  The market risks associated with investing in the Fund are those related to fluctuations in the value of the investments in the Fund’s portfolio.  A risk of investing in stocks and other instruments is that their value will go up and down, sometimes rapidly and unpredictably, reflecting overall economic conditions and other factors and you could lose money.  The Fund may invest in emerging companies, such as start-ups and spin-offs, and special situations, which include companies undergoing unusual or possibly one time developments such as reorganizations or liquidations.  These investments may involve above average market price volatility and greater risk of loss.  Certain unanticipated events, such as natural disasters, terrorism, war, and other geopolitical events, can have a dramatic adverse effect on the investments held by the Fund.

Recent Market Events. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including rising inflation, wars between Russia and Ukraine and in the Middle East, and the impact of the coronavirus (“COVID-19”) global pandemic. While U.S. and global economies are recovering from the effects of COVID-19, labor shortages and the inability to meet consumer demand have restricted growth. Uncertainties regarding the level of central banks’ interest rate increases, political events, the Russia-Ukraine conflict and the Israel-Hamas conflict, trade tensions and the possibility of a national or global recession have also contributed to market volatility.

Past Performance

The following bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.  The following table compares the Fund’s average annual returns for the 1, 5, and 10 year periods with an appropriate broad based securities market index.  Past performance (before and after taxes) is not predictive of future performance.

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MIDAS MAGIC – Year-by-year total return as of 12/31 each year (%)
Best Quarter: 4/1/2020 – 6/30/2020 25.34%
Worst Quarter: 1/1/2020 – 3/31/2020 (28.63)%

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2023

	1 Year	5 Years	10 Years
Return Before Taxes	32.70%	16.37%	9.53%
Return After Taxes on Distributions	32.03%	15.10%	7.57%
Return After Taxes on Distributions and Sale of Fund Shares	19.06%	12.99%	7.06%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	26.29%	15.69%	12.03%

The Fund’s returns shown above include the effect of reinvesting dividends and capital gain distributions.  After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after tax return can occur when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.  Because actual after tax returns depend on a shareholder’s tax situation, returns may vary from those shown.  After tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred or other tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.

MANAGEMENT

Investment Manager

Midas Management Corporation

Portfolio Manager

Thomas B. Winmill, President and Trustee of the Trust, has managed the Fund since April 2016.

For important information about the purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 11 of this prospectus.

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IMPORTANT ADDITIONAL INFORMATION

Purchase and Sale of Fund Shares

Minimum Investments

Account Type	Initial	Subsequent	Individual Retirement Accounts (“IRAs”) and Health Savings Accounts (“HSAs”)	Initial	Subsequent
Regular	$1,000	$100	Traditional, Roth IRA, HSA	$1,000	$100
UGMA/UTMA	$1,000	$100	Spousal, Rollover IRA	$1,000	$100
Education Savings Account	$1,000	$100	SEP, SIMPLE IRA	$1,000	$100
Systematic Investment Program	$100	$100	HSA	$1,000	$100

Midas Systematic Investment Program.  With the Midas Systematic Investment Program, you can establish a convenient and affordable long term investment program through one or more of the plans described below.  Minimum investments above are waived for each plan since they are designed to facilitate an automatic monthly investment of $100 or more into your Fund account(s).

Redemptions

Generally, you may redeem shares of the Funds by any of the methods explained below on each day the New York Stock Exchange (“NYSE”) is open for trading (“Business Day”).

By Mail.  Regular mail: Midas Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707.  Overnight express mail and courier: Midas Funds, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

By Telephone or Internet.  To expedite the redemption of Fund shares, call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m. ET on Business Days.  For automated 24 hour service, call toll-free 1-800-400-MIDAS (6432) or visit www.MidasFunds.com. If you own an IRA, you will be asked whether or not the Fund should withhold federal income tax.

For Electronic Funds Transfer (EFT).  You may redeem as little as $250 worth of shares by requesting EFT service.  EFT proceeds are ordinarily available in your bank account within two Business Days.

For Federal Funds Wire.  If you are redeeming $1,000 or more worth of shares, you may request that the proceeds be wired to your authorized bank.  A $10 fee per wire transfer applies.

Tax Information

Each Fund’s distributions are taxable, unless you are a nontaxable entity or are investing through a tax-deferred account or other tax-advantaged arrangement, and will generally be taxed as ordinary income or long term capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Your broker-dealer or financial intermediary may also charge you fees for purchasing or selling Fund shares.  Ask your broker-dealer or financial intermediary or visit their website for more information.  In addition, from time to time, the Funds enter into arrangements with financial intermediaries pursuant to which such parties agree to perform sub-transfer agent, sub-accounting, record-keeping or other administrative services on behalf of their clients who are shareholders of the Funds. The Funds make payments to these financial intermediaries for such administrative services provided to clients who hold shares of a Fund through omnibus or networked accounts. Payments to financial intermediaries for such services, sometimes referred to as “sub-TA fees,” vary based on factors such as, among other things, the type of intermediary, the types and level of services provided and the amount of assets or accounts held in a Fund. Sub-TA fees paid by the Funds are included in the total amount of “Other Expenses” in the “Fees and Expenses of the Fund” table.

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INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISKS, AND DISCLOSURE OF PORTFOLIO HOLDINGS
MIDAS FUND’s fundamental investment objectives are primarily capital appreciation and protection against inflation and, secondarily, current income.   The Fund cannot change its fundamental investment objectives without shareholder approval as set forth in the SAI.  In addition to its investment objective, the Fund has adopted certain investment restrictions set forth in the Statement of Additional Information (“SAI”) that are fundamental and may not be changed without shareholder approval.  The Fund's other investment policies are not fundamental and may be changed by the Board of Trustees without shareholder approval.

Under normal circumstances, in pursuit of its investment objectives, the Fund’s investment strategy is to invest primarily in (i) securities of Natural Resources Companies, and (ii) gold, silver, and platinum bullion and coins; provided, however, that the Fund may invest in any type of equity security (e.g., common and preferred stocks) and in companies of any size, industry or sector, including both domestic and foreign companies, that the Investment Manager believes may achieve the Fund’s investment objectives.  Up to 35% of the Fund’s total assets may be invested in fixed income securities of any issuer, including U.S. government securities, of any credit quality or maturity, although the Fund has no current intention of investing more than 5% of its total assets in fixed income securities rated less than investment grade (also known as “junk bonds”).   The Fund concentrates its investments by investing at least 25% of its total assets in Natural Resource Companies.  The Investment Manager seeks to invest in companies that it believes have attractive fundamentals and often looks at company characteristics such as people, projects, and pricing.

Natural resources include ferrous and non-ferrous metals (such as iron, aluminum, and copper), strategic metals (such as uranium and titanium), hydrocarbons (such as coal, oil, and natural gas), chemicals, forest products, real estate, food products, and other basic commodities.  In making investments for the Fund, the Investment Manager may consider, among other things, the ore quality of metals mined by a company, a company’s mining, processing, and fabricating costs and techniques, the quantity of a company’s unmined reserves, quality of management, and marketability of a company’s equity or debt securities.  The Investment Manager normally will emphasize the potential for growth of the proposed investment, although it also may consider an investment’s income generating capacity as well.  The Fund normally may sell an investment when the value or growth potential of the investment appears limited or exceeded by other investment opportunities, when an investment no longer appears to meet the Fund’s investment objectives, or when the Fund must raise cash to meet shareholder redemptions.  When seeking to achieve its secondary objective of current income, the Fund may invest in fixed income securities of issuers with investment grade ratings.

The Fund may invest in certain derivatives such as options, futures, and forward currency contracts.  Derivatives are financial instruments that derive their values from other securities or commodities, or that are based on indices.  The Fund may engage in leverage by borrowing money for investment purposes to the extent permitted under the 1940 Act.  The Fund also may lend portfolio securities to brokers, dealers, and other financial institutions and may engage in short selling.  Additionally, the Fund may invest in special situations such as restricted securities, or securities of companies undergoing extraordinary or possibly one-time events such as reorganizations or liquidations.

The Fund may, from time to time, under adverse market, economic, political, or other conditions, take temporary defensive positions and invest some or all of its assets in cash, bank deposits, money market funds, money market securities of U.S. and foreign issuers, short term bonds, repurchase agreements, and similar investments.  When the Fund takes such a temporary defensive position, it may not achieve its investment objectives.

Under the federal tax law, if the Fund earns more than 10% of its gross income in any taxable year from gains resulting from selling precious metals (and certain other non-securities related sources), it could lose its status as a RIC and be required to pay taxes on its entire net income and gains, if any, at corporate income tax rates (see “Distributions and Taxes” in the SAI). If the failure is due to reasonable cause and disclosed to the IRS, the Fund would be permitted to maintain its RIC status, but would be required to pay a penalty tax.  If the Fund generates such an excess of gains, it may pay such taxes or, to reduce such gains, hold precious metals or securities, sell them at a loss, or sell them at a gain, when, for investment reasons, the Fund would not otherwise do so.

MIDAS MAGIC’s fundamental investment objective is capital appreciation.  The Fund cannot change its fundamental investment objective without shareholder approval as set forth in the SAI. In addition to its investment objective, the Fund has adopted certain investment restrictions set forth in the SAI that are fundamental and may not be changed without shareholder approval.  The Fund's other investment policies are not fundamental and may be changed by the Board of Trustees without shareholder approval.

The Fund normally will exercise a flexible strategy in the selection of securities and usually will not be limited by the issuer’s location, size, or market capitalization.  The Fund may invest in equity and fixed income securities of new and seasoned U.S. and foreign issuers with no minimum rating, including securities convertible into common stock, debt securities, futures, options, derivatives, and other instruments.  The Fund also may employ aggressive and speculative investment techniques, such as selling securities short and borrowing money for investment purposes, a practice known as “leveraging” and may invest defensively in cash, bank deposits, money market funds,

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money market securities of U.S. and foreign issuers, short term bonds, repurchase agreements, or similar investments.  The Fund may invest in fixed income securities of any issuer, including U.S. government securities, of any credit quality or maturity, although the Fund has no current intention of investing more than 5% of its total assets in fixed income securities rated less than investment grade.  The Fund also may lend portfolio securities to brokers, dealers, and other financial institutions.  A security is typically sold when its potential to meet the Fund’s investment objective is limited or exceeded by another potential investment, when an investment in an issuer no longer appears to meet the Fund’s investment objective, or when the Fund must raise cash to meet shareholder redemptions.

To achieve the Fund’s investment objective, the Investment Manager may use a seasonal investing strategy to invest the Fund’s assets to gain exposure to the securities markets during periods anticipated to be favorable based on patterns of investor behavior as driven by and related to accounting periods, taxable events, and other calendar related phenomena.  The Investment Manager’s analysis also takes into consideration those periods during the year in which it anticipates that investors are more likely to invest additional money into the securities markets.  These periods can be related to accounting periods and may be further refined by considerations of tax cycles, holidays, and other factors.  The Fund may, from time to time, under adverse market, economic, political, or other conditions, take a defensive position, sell securities short, and/or invest some or all of its assets in cash, bank deposits, money market funds, money market securities of U.S. and foreign issuers, short term bonds, repurchase agreements, or similar investments.  When the Fund takes a defensive position, it may not achieve its investment objective.

The following provides more detail regarding certain Principal Risks and other risks that each Fund is subject to:

Short Selling, Options, and Futures Transactions.  Each Fund may engage in short selling up to 100% of its net assets, although it has no current intention of short selling more than 40% of its net assets, and it may engage in options and futures transactions to increase returns or for hedging purposes.  There is a risk that these transactions may reduce a Fund’s returns or increase volatility.

Futures contracts are derivative investments entered into pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date.  An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). Options and futures can be illiquid and highly sensitive to changes in their underlying security, interest rate, or index, and as a result can be highly volatile.  A small investment in certain derivatives could have a potentially large impact on a Fund’s performance.

The successful use of derivatives will usually depend on the Investment Manager’s ability to accurately forecast movements in the market relating to the underlying reference asset, reference rate, index or event. If the Investment Manager does not predict correctly the direction of securities prices, interest rates and other economic factors, a Fund’s derivatives position could lose value.  Changes in the value of the derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. Derivatives also may be subject to a number of other risks such as leveraging risk, liquidity risk, interest rate risk, market risk, credit risk and also involve the risk that a counterparty may be unable or unwilling to honor its obligations, management risk and the risk of mispricing or improper valuation.

The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, in November 2020, the SEC adopted Rule 18f-4 under the 1940 Act to govern the use of derivatives and certain related instruments by registered investment companies. Rule 18f-4, which had a compliance date of August 19, 2022, replaced existing SEC and staff guidance with a new framework for the use of derivatives by registered investment companies. Unless a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, Rule 18f-4 requires registered investment companies that trade derivatives and other instruments that create future payment or delivery obligations to adopt a value at-risk leverage limit and implement a derivatives risk management program.  Each of the Funds intends to qualify as a limited derivatives user.

A Fund may incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund terminates or closes out its short position by buying the same security, plus any premiums or interest paid to the third party.  A Fund may realize a gain if the borrowed security declines in price between those dates.  There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price.  By investing the proceeds received from selling securities short, a Fund could be deemed to be employing a form of leverage, which creates special risks.  Market factors may prevent a Fund from closing out a short position at the most desirable time or at a favorable price.

When a Fund is selling stocks short, it normally must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, a Fund may maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) or may utilize borrowings or the collateral obtained from securities lending for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit a Fund’s ability to pursue other opportunities as they arise.

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Possible losses from short sales differ from losses that could be incurred from purchases of securities.  Losses on securities sold short are theoretically unlimited because a Fund’s loss arises from increases in the value of the security sold short.  Losses on long positions, which arise from decreases in the value of the security, however, are limited by the fact that a security’s value cannot drop below zero.

Fixed Income Securities.  Each Fund may invest in fixed income securities that are affected by changes in interest rates. When interest rates rise, the prices of fixed income securities typically fall in proportion to their maturities.  Conversely, when interest rates fall, the value of fixed income securities generally rises.   To the extent interest rates in the United States rise, a Fund’s exposure to risks associated with rising interest rates (including, but not limited to, a decline in the value of the Fund’s fixed income investments, periods of volatility, and increased redemptions) may increase.  In the event of increased redemptions, a Fund may have to liquidate portfolio securities at disadvantageous prices and times, which could reduce the returns of the Fund. Fixed income securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable or unwilling to pay principal and interest when due or that the value of the security will suffer because investors believe the issuer is less able to pay.    Additionally, a significant reduction in dealer market-making capacity in the fixed income markets has the potential to decrease liquidity and increase volatility. Credit risk is broadly gauged by the credit ratings of the securities in which a Fund invests.  Ratings are only the opinions of the agencies issuing them, however, and are not absolute guarantees as to quality.  Generally, U.S. government securities issuers have different degrees of U.S. government backing.  Some may be chartered or sponsored by Acts of Congress, but payment of principal and interest on their securities is neither insured nor guaranteed by the U.S. Treasury. The downgrade of the credit rating of a security held by a Fund may decrease its value.  When a fixed income security is not rated, the Fund’s Investment Manager may have to assess the risk of the security itself.  Securities rated below investment grade (i.e., “junk bonds”) may include a substantial risk of default.  Further, any government guarantees on U.S. government securities extend only to the timely payment of interest and the repayment of principal on the securities themselves and do not extend to the market value of the securities. Many fixed income securities, especially those issued at higher interest rates, provide that the issuer may repay them early.  If issuers exercise this right, holders of these types of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline.  Issuers often exercise this right when interest rates are low.  Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline.  Furthermore, a Fund may reinvest the proceeds of the payoff at current yields, which may be lower than those paid by the security that was paid off.

Securities Lending and Borrowing. Each Fund may lend up to one third of its total assets to other parties.  If a Fund engages in a lending transaction, the loan would be continuously secured by collateral consisting of cash, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, bank letters of credit, or any combination thereof, at all times equal to at least the market value of the assets loaned.  A Fund may engage in lending transactions through a lending agent which is authorized to act on behalf of the Fund with respect to the lending of certain securities of the Fund.  A Fund also may engage in securities borrowing in conjunction with short selling transactions, and may lend securities for the purpose of generating collateral to facilitate short selling transactions.  There are risks to a Fund of delay in receiving additional collateral and risks of delay in recovery of, and failure to recover, the assets loaned should the borrower fail financially or otherwise violate the terms of the lending agreement.  A Fund may also experience losses as a result of the diminution in value of its cash collateral investments.

Illiquid Securities Risk.  As a non-principal investment strategy, each Fund may invest up to 15% of its net assets in illiquid securities.  A potential risk from investing in illiquid securities is that illiquid securities cannot be disposed of quickly in the normal course of business.  Also, illiquid securities can be more difficult to value than more widely traded securities and the prices realized from their sale may be less than if such securities were more widely traded.  See the discussion under “Valuation” on page 16 of this prospectus.

Cybersecurity Risk.  With the increased use of technologies such as the Internet to conduct business, the Funds are susceptible to operational, information security, and related risks.  In general, cyber incidents can result from deliberate attacks or unintentional events.  Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption.  Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).  Cyber incidents affecting the Funds or their service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Funds’ ability to calculate their NAVs, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional related costs.  Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Funds invest, counterparties with which the Funds engage in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties.  In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.  While the Funds’ service providers may have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified.  Furthermore, the Funds cannot control the cyber security plans and systems put in place by their service providers or any other third parties whose operations may affect the Funds or their shareholders.  As a result, in the event of a cyber incident, the Funds and their shareholders could be negatively impacted.

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The following provides more detail regarding certain Principal Risks and other risks that Midas Fund is subject to:

Investments in Gold, Silver, Platinum, and Other Precious Metals.  Investment in gold, silver, platinum and other precious metals are considered speculative.  The Fund’s investments can be significantly affected by developments in the precious metals industries and are linked to the prices of gold, silver, platinum, and other precious metals.  These prices can be influenced by a variety of global economic, financial, and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments.  Economic, political, or other conditions affecting one or more of the major sources of gold, silver, platinum, and other precious metals could have a substantial effect on supply and demand in countries throughout the world.  Additionally, the majority of such producers are domiciled in a limited number of countries.

The price of gold has fluctuated widely in the past and may be affected by global supply and demand, which is influenced by such factors as forward selling by gold producers, purchases made by gold producers to unwind gold hedge positions, central bank purchases and sales, and production and cost levels in major gold producing countries; investors’ expectations with respect to the rate of inflation; currency exchange rates; interest rates; investment and trading activities of hedge funds and commodity funds; and global or regional political, economic or financial events and situations.  The price of silver has also fluctuated widely in the past.  Factors that may affect the price of silver include changes in economic conditions, which may affect the demand for silver for industrial applications; a significant change in the attitude of speculators and investors towards silver; and any significant increase in silver price hedging activity by silver producers.

Bullion and coins do not generate income, unless loaned, and their returns to the Fund are from gains or losses realized upon sale.  Furthermore, the Fund may encounter storage and transaction costs in connection with their ownership of bullion and coins that may be higher than those attendant to the purchase, holding, and disposition of securities.

There is no assurance that gold, silver, platinum, or other precious metals will maintain their long term value in terms of purchasing power in the future.  If the prices of gold, silver, platinum, or other precious metals decline, the Fund expects the value of its investments to decline proportionately.

Natural Resources Companies.  The oil, gas, coal, metals, and minerals industries can be significantly affected by events relating to international political developments, the success of exploration projects, commodity prices, and tax and government regulations.  Sustained declines in demand for the indicated commodities could adversely affect the financial performance of Natural Resources Companies over the long term.  The value of securities issued by Natural Resources Companies may also be affected by changes in overall market movements, changes in interest rates, inflation rates, or investor expectations concerning such rates, or factors affecting a particular industry or commodity, such as weather, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments.  In addition, companies in the natural resources industry may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, drought, liability for environmental damage claims, and increased regulatory and environmental costs.  It is possible that the performance of securities of Natural Resources Companies may lag the performance of other industries or the broader market as a whole.

In-Kind Redemptions.  To avoid liability for federal income tax, the Fund normally must, among other things, derive at least 90% of its gross income each taxable year from qualified sources including interest, dividends, and gains on sales of securities.  Gains on the Fund’s sales of precious metals, and options and futures thereon, would not qualify as gains on sales of “securities.”  Consequently, sales of precious metals at a gain could result in the Fund’s loss of status as a RIC and subject the Fund to liability for federal income tax on its entire net income as a regular corporation subject to entity-level federal income taxes.  To try to reduce such sales of precious metals and this potential adverse tax result, the Fund may require redeeming shareholders to accept readily tradable gold, silver, platinum, or other precious metals bullion, coins, ETF shares, or other Fund holdings in complete or partial payment of redemptions.

Disclosure of Portfolio Holdings:

Portfolio Holdings.  A description of the Funds’ policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the Funds’ SAI found on the Funds’ website, www.MidasFunds.com.

PORTFOLIO MANAGEMENT
Midas Management Corporation is the investment manager for each Fund and has served as a mutual fund investment manager for over 20 years.  It provides day-to-day advice regarding portfolio transactions for each Fund.  The Investment Manager also furnishes or obtains on behalf of each Fund all services necessary for the proper conduct of the Fund’s business and administration.  Its address is 2255 Buffalo Road, Rochester, NY 14624.

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Thomas B. Winmill has acted as portfolio manager for Midas Fund since 2002 and for Midas Magic since April 2016.  He has been President of the Investment Manager since 1995 and the distributor since 1991.  He also serves as President, Chief Executive Officer, Chairman, Chief Legal Officer, and a Trustee of the Funds.  He has served as a member of the Investment Manager’s Investment Policy Committee (“IPC”) since 1990.  As the current Chairman of the IPC, he helps establish general investment guidelines.

Additional information regarding portfolio manager compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of shares of the Funds may be found in the SAI.

MANAGEMENT FEES
Each Fund pays a management fee to the Investment Manager at an annual rate based on each Fund’s average daily net assets.  For the fiscal year ended December 31, 2023, Midas Fund and Midas Magic paid the Investment Manager a fee of 1.00% and 0.95%, respectively, of the Fund’s average daily net assets.

A discussion regarding the basis of approval by the Board of Trustees of each Fund’s investment management agreement with the Investment Manager is available in each Fund’s semi-annual report to shareholders for the period ended June 30, 2023.

DISTRIBUTION AND SHAREHOLDER SERVICES
Midas Securities Group, Inc., an affiliate of the Investment Manager, is the distributor of the Funds and provides distribution and shareholder services to each Fund.  The Trust has adopted a plan under Rule 12b-1 on behalf of each Fund and each Fund pays the distributor a 12b-1 fee as compensation for distribution and shareholder services at an annual rate based on that Fund’s average daily net assets.  These fees are paid out of the Fund’s assets on an ongoing basis.  Over time, these fees may increase the cost of your investment and may cost you more than paying other types of sales charges.

Midas Fund and Midas Magic each pay a 12b-1 fee equal to 0.25% per annum of its respective average daily net assets.

PURCHASING SHARES
Shares of the Funds have not been registered for sale outside of the United States and the Funds are generally only available to residents in the United States with a valid taxpayer identification number. This prospectus in not intended for distribution to prospective investors outside of the United States. The Funds generally do not market or sell shares to investors domiciled outside of the United States, even if the investors are citizens or lawful permanent residents of the United States. Any non-U.S. shareholders generally would be subject to U.S. tax withholding on distributions by the Funds. This prospectus does not address in detail the tax consequences affecting any shareholder who is a nonresident alien individual or non-U.S. trust or estate, foreign corporation or foreign partnership.  All investments are subject to approval by a Fund and each Fund reserves the right to reject any purchase of shares at any time.

Your price for Fund shares is the Fund’s next calculation, after the order is received by the Fund’s transfer agent or its authorized agent, of NAV per share, which is determined as of the scheduled close of regular trading (regardless of an actual, unscheduled earlier closing due to weather, equipment failure, or other factors) in equity securities on the NYSE (normally, 4 p.m. ET, and typically 1 p.m. ET around certain holidays) each Business Day.  Each Fund’s NAV per share is the market value of the Fund’s assets, minus Fund expenses and any other liabilities, divided by the number of Fund shares outstanding. The NYSE is generally closed on the following holidays:  New Year’s Day, Dr. Martin Luther King, Jr. Day, Washington’s Birthday (Presidents’ Day), Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Fund’s NAV per share may be significantly affected on days when shareholders have no access to the Fund or its transfer agent.  The Funds’ shares are priced only on Business Days.  If you purchase shares through a broker, that broker may charge separate transaction fees on the purchase and/or sale of such shares.  Certificates will not be issued and all shares will be kept by book entry in the stock transfer books of Ultimus Asset Services, LLC, the Funds’ transfer agent.

Valuation.  Fund investments are valued based on market value determined as of the scheduled close of regular trading (regardless of an actual, unscheduled earlier closing due to weather, equipment failure, or other factors) in equity securities on the NYSE (normally, 4 p.m. ET, and typically 1 p.m. ET around certain holidays) each Business Day.  Where market quotations are not readily available or where there is no ready market for a security (such as certain types of illiquid or thinly traded securities), securities may be valued based on fair value.  Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees has designated the Investment Manager as the “valuation designee” responsible for valuing such securities based on fair value guidelines approved by the Board.  The Investment Manager, in turn, has designated the members of its Valuation Committee as the persons responsible for determining the fair value of the Funds’ investments.  Occasionally, events affecting the value of gold, platinum, and silver bullion, foreign securities, foreign currencies and currency exchange rates occur after the close of trading on the NYSE or on days when the NYSE is closed, which events may not be reflected in a computation of a Fund’s NAV on that day.  Such events may be company specific, such as earnings reports, country or

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region specific, such as a natural disaster or terrorist activity, or global in nature.  If events materially affecting the value of such securities occur during such time period, the securities may be valued at their fair value as described above.  Fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale.

Opening Your Account

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, you will be asked for your name, residential address, date of birth, government identification number and other information that will allow you to be identified. You will also be asked to provide your driver’s license or other identifying documents. If these required pieces of information are not provided, there may be a delay in processing your investment request, which could subject your investment to market risk. If your identity cannot be immediately verified, the Fund may restrict further investment until your identity is verified and reserves the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is closed. If your account is closed because your identity cannot be verified, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

By Internet.  Visit www.MidasFunds.com for more information about opening an account online. ACH/EFT cannot be used for an initial purchase of Fund shares unless the account is opened online.

To establish internet transaction privileges, you must enroll through the website. You automatically have the ability to establish internet transaction privileges unless you decline the privileges on your Account Application. You will be required to enter into a user’s agreement through the website in order to enroll in these privileges. To purchase shares through the website, you must also have ACH instructions on your account. Redemption proceeds may be sent to you by check to the address or record, or if your account has existing bank information, by wire or ACH. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Funds’ website. Transactions through the website are subject to the same minimums and maximums as other transaction methods.

You should be aware that the internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the website for transactions is dependent upon the internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Funds and their service providers have established certain security procedures, the Funds, their distributor and their transfer agent cannot assure you that trading information will be completely secure.

There may also be delays, malfunctions, or other inconveniences generally associated with this medium. Additionally, there may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method. Neither the Funds nor their transfer agent, distributor nor Investment Manager will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

By Check.  Complete and sign the Account Application that accompanies this prospectus and mail it, along with your check, to Midas Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707.  For overnight express mail and courier: Midas Funds, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 (see “Minimum Investments” on page 11).  Checks must be payable to the order of Midas Funds in U.S. dollars.  Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted.  Cashier’s checks, bank official checks, and bank money orders may be accepted in amounts greater than $10,000.  In such cases, a 15 business day hold will be applied to the funds.  This  means  that,  while  you  may  request  a  redemption  during  the 15 business days after your purchase, and the redemption will be calculated at the NAV of the Fund on the day that the redemption request is received in good order, you will not receive your proceeds until the holding period has expired. You may avoid this holding period by making your purchase by wire.  You will be charged a $10 fee for any check that does not clear.

By Wire.  Call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m. ET on Business Days to speak with a Shareholder Service Representative.  A completed Account Application, the name of the bank sending the wire, and the amount to be wired are required before the wired funds can be accepted.  The completed application should be faxed to 1-877-513-0756, Attn: Midas Funds.  You will then be assigned a Fund account number and receive wiring address information.  Your account number and name(s) must be specified in the wire as they are to appear on the account registration.  You should then enter your account number on your completed Account Application and promptly mail it to Midas Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707.  For overnight express mail and courier: Midas Funds, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.  This service is not available on days when the Federal Reserve wire system is closed.  For wiring instructions and automated 24 hour service, call toll-free 1-800-400-MIDAS (6432) or visit www.MidasFunds.com.  A wire purchase will be considered made when the wired money is received and the purchase is accepted by a Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Funds or the Funds’ transfer agent.

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Midas Systematic Investment Program

Investing the same amount regularly, known as “dollar cost averaging,” can reduce any anxiety of investing in a rising or falling market or buying all of your shares at market highs.  Although this strategy cannot assure a profit or protect against loss in a declining market, it can result in a lower average cost for your purchases.  Of course, you should consider your financial ability to continue your purchases through periods of low price levels when undertaking such a strategy.

The Trust offers a free systematic investment program which makes regular investing convenient.   With the systematic investment program, you decide today to invest a certain amount each month in the future for as long as you like and the Trust will transfer the money from your bank account for investment in your designated Fund account.  Periodically, you should review your overall portfolio.  For retirement investing goals, consider the tax advantaged Traditional, Roth, SEP, or SIMPLE IRAs offered through the Trust.  The Trust also offers HSAs as well as Education Savings Accounts.  Forms for all of these plans may be found at www.MidasFunds.com.

Plan	Description
Midas Bank Transfer Plan	For making systematic investments from a designated bank account.
Midas Salary Investing Plan	For making systematic investments through a payroll deduction.
Midas Government Direct Deposit Plan	For making systematic investments from your federal employment, Social Security, or other regular federal government check.

For more information, or to request the necessary authorization form, call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m. ET on Business Days to speak with a Shareholder Services Representative.  You may modify or terminate the Midas Bank Transfer Plan at any time by written notice received 10 days prior to the scheduled investment date.  To modify or terminate the Midas Salary Investing Plan or Midas Government Direct Deposit Plan, you should contact your employer or the appropriate U.S. government agency.

Shareholder Identification Program.  You may be asked to provide additional information in order for the Funds to verify your identity in accordance with requirements under U.S. anti-money laundering regulations.  A Fund will generally close an account within 60 Business Days of account opening at the NAV of the Fund on the day the account is closed if it cannot be reasonably certain of the customer’s identity.  The Fund’s transfer agent will correspond with the shareholder to advise them, if appropriate, why their account is being closed and the efforts conducted to attempt to verify their identity.

Adding to Your Account

By Check.  Complete a Midas Funds FastDeposit form which is detachable from your account statement and mail it, along with your check, drawn to the order of the Fund, to Midas Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707.  For overnight express mail and courier: Midas Funds, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 (see “Minimum Investments” on page 11).  If you do not use that form, include a letter indicating the account number to which the subsequent investment is to be credited, the name of the Fund, and the name of the registered owner.

By Electronic Funds Transfer (EFT).  The bank you designate on your Account Application or Authorization Form will be contacted to arrange for the EFT, which is done through the Automated Clearing House (“ACH”) system, to your Fund account up to a maximum amount of $100,000 (unless such maximum amount is waived by the Funds in their discretion).  Requests received by 4 p.m. ET on Business Days will ordinarily be credited to your Fund account on the same Business Day.  Your designated bank must be an ACH member and any subsequent changes in bank account information must be submitted in writing with a voided check and a Medallion Signature Guarantee (see “Minimum Investments” on page 11).  Your account will be charged a $10 per item fee for each ACH transaction that is returned for any reason in addition to any loss incurred by the Fund as a result of reversing the transaction.  To initiate an EFT transaction, call 1-800-400-MIDAS (6432) or visit www.MidasFunds.com.

By Wire.  Subsequent investments by wire may be made at any time by simply following the same wiring procedures under “Opening Your Account” (see “Minimum Investments” on page 11), but without having to call.

Waiver.  Each Fund reserves the right to waive any purchase requirements in its discretion to the extent permitted or required by applicable law.

EXCHANGE PRIVILEGES
You may exchange at least $500 worth of shares of a Fund for shares of any other of the Midas Funds (provided the registration is exactly the same, the shares of the Fund you do not currently own may be sold by the Fund in your state of residence, and the exchange may otherwise legally be made).  To exchange shares, please access www.MidasFunds.com or call Midas Funds toll-free at 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m. ET on any Business Day of the Fund and provide the following information:  account registration

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including address and number; taxpayer identification number; percentage, number, or dollar value of shares to be redeemed; name and, if different, your account number, if any, in the Fund to be purchased; and your identity and telephone number.  Your price for Fund shares exchanged is the Fund’s next calculation, after the order is received by the Fund’s transfer agent or its authorized agent, of NAV per share which is determined as of the scheduled close of regular trading (regardless of an actual, unscheduled earlier closing due to weather, equipment failure, or other factors) in equity securities on the NYSE (normally, 4 p.m. ET, and typically 1 p.m. ET around certain holidays) each Business Day.  Shares of all Funds exchanged within 30 days of purchase normally will be subject to a 1% redemption fee.  An exchange of shares of one Fund for shares of another Fund is considered a fully taxable transaction upon which you may realize a taxable gain or loss. The exchange privilege does not constitute an offering or recommendation of a Fund. It is your responsibility to obtain and read a prospectus of the exchanging Fund before you make an exchange. Notwithstanding the foregoing, all exchanges are subject to approval by a Fund and each Fund reserves the right to reject any exchange of shares at any time.

Exchanges will be accepted only if the registration of the two accounts is identical or the exchange instructions have a Medallion Signature Guarantee as described herein. The Funds and the Funds’ transfer agent are not liable for following instructions communicated by telephone that they reasonably believe to be genuine. The Funds’ transfer agent will use reasonable procedures to confirm that telephone instructions are genuine. The exchange feature may be modified or discontinued at any time upon notice to you in accordance with federal securities laws.  Each Fund reserves the right to waive any exchange requirements in its discretion to the extent permitted or required by applicable law.

REDEEMING SHARES
Generally, you may redeem shares of the Funds by any of the methods explained below.  Requests for redemption should include the following information:  name(s) of the registered owner(s) of the account, account number, Fund name, amount you want to sell (number of shares or dollar amount), and address or wire information.  If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding. Your price for Fund shares redeemed is the Fund’s next calculation, after the order is received by the Fund’s transfer agent or its authorized agent, of NAV per share which is determined as of the scheduled close of regular trading (regardless of an actual, unscheduled earlier closing due to weather, equipment failure, or other factors) in equity securities on the NYSE (normally, 4 p.m. ET, and typically 1 p.m. ET around certain holidays) each Business Day.  Shares of all Funds redeemed within 30 days of purchase normally will be subject to a 1% redemption fee.  IRAs normally will be subject to a pre-age 59½ distribution/transfer fee of $10 and a plan termination fee of $20 per IRA.  HSAs normally will be subject to a distribution/transfer fee of $10 and a plan termination fee of $20 per HSA.  The proceeds may be more or less than the purchase price of your shares, depending on the market value of a Fund’s securities at the time of your sale.  The Funds encourage, to the extent possible, advance notification of large redemptions.

In some instances, a Medallion Signature Guarantee may be required.  Medallion Signature Guarantees protect against unauthorized account transfers by assuring that a signature is genuine.  Medallion Signature Guarantees from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings and loan associations participating in a Medallion program will be accepted. The three recognized Medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). MEDALLION SIGNATURE GUARANTEES RECEIVED FROM INSTITUTIONS NOT PARTICIPATING IN THESE PROGRAMS MAY NOT BE ACCEPTED. In certain instances, you may also be required to furnish additional legal documents to insure proper authorization.  Please call the Funds to ensure that your Medallion Signature Guarantee will be processed correctly.  The Funds may waive this requirement in their discretion.

By Mail.  Regular mail: Midas Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707.  Overnight express mail and courier: Midas Funds, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.  The request must include the following information:
•	the fund name;
•	your account number;
•	the name(s) on your account;
•	your address;
•	the dollar amount or number of shares you wish to redeem;
•	the signature of all registered account owners, signed in the exact name(s) and any special capacity in which they are registered;
•	the Federal tax withholding election (for retirement accounts);
•
if the shares to be redeemed have a value of $100,000 or more, your signature(s) must be guaranteed by an original Medallion Signature Guarantee by an eligible guarantor institution outlined herein; and

•	any additional documentation as may be required.

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You must request the redemption in writing with your signature guaranteed by a Medallion Signature Guarantee, regardless of the value of the shares being redeemed if: (i) the address on your account has been changed within 15 days of your redemption request; (ii) the check is not being mailed to the address on your account; (iii) the check is not being made payable to the owner(s) of the account; (iv) the redemption proceeds are being transferred to another fund account with a different registration; or (v) the redemption proceeds are being sent pursuant to bank instructions currently not on your account.

By Telephone or Internet.  To expedite the redemption of Fund shares, call 1-800-400-MIDAS (6432) to speak with a Shareholder Services Representative between 8 a.m. and 6 p.m. ET on Business Days.  For automated 24 hour service, call toll-free 1-800-400-MIDAS (6432) or visit www.MidasFunds.com.

Neither the Funds nor the Funds’ transfer agent will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Funds’ transfer agent will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds’ transfer agent does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification before acting upon telephone instructions, providing written confirmation of the transactions, and/or digitally recording telephone instructions.

The Funds may terminate the telephone sale procedures at any time. During periods of extreme market activity it is possible that you may encounter some difficulty in telephoning us. If you are unable to reach the Funds by telephone, you may request a sale by mail. An original Medallion Signature Guarantee is required for any telephone redemption request for an amount of at least $100,000 as described herein. A telephone redemption request for an amount of at least $100,000 as described herein will not be processed until the Medallion Signature Guarantee is received by the Funds’ transfer agent.

For Electronic Funds Transfer (EFT).  You may redeem as little as $250 worth of shares by requesting EFT service.  EFT proceeds are ordinarily available in your bank account within two Business Days.

For Federal Funds Wire.  If you are redeeming $1,000 or more worth of shares, you may request that the proceeds be wired to your authorized bank.  A $10 fee per wire transfer applies.  Proceeds of redemption requests submitted in proper form ordinarily will be available to shareholders by Federal Funds wire the next Business Day.

Redemption Payment.  Payment for shares redeemed will ordinarily be made within three Business Days after receipt of the redemption request in proper form. However, under certain circumstances, payment for shares redeemed may take up to seven days after receipt of the redemption request in proper form.  Redemption proceeds from shares purchased by check or EFT transfer may be delayed 15 calendar days or until the purchase amount has been paid.  Redemptions to third parties are prohibited.

Method of Payment. Each Fund typically expects that to meet redemption requests it will use cash balances, the proceeds from the sale of portfolio securities, its liquidity facility and/or other borrowings, and, with respect to Midas Fund, redeem shares in-kind. These redemption methods may be used regularly and in stressed market conditions.

Redemptions Through Financial Intermediaries.  You are an investor subject to the redemption fee whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of a tax-deferred savings plan such as a 401(k) retirement plan or a 529 college savings plan that maintains an omnibus account with the Fund for trading on behalf of its customers.  Currently, only certain intermediaries have the ability to collect a Fund’s redemption fee from their customers’ accounts.  Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems’ requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Funds.  In general, the Funds will seek to encourage all financial intermediaries to develop the capability to begin imposing the redemption fee from their customers who invest in the Funds.  If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.

Waiver/Exceptions/Changes.  Each Fund reserves the right to waive the redemption fee or other redemption requirements at its discretion to the extent permitted or required by applicable law.  The redemption fee does not apply to certain comprehensive fee programs where investment instructions are given at the firm level of Fund approved broker-dealers on behalf of their clients invested in the Funds.  In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.  You normally will receive 60 days’ notice of any material changes, unless otherwise provided by law.

Limitations on Collection.  Currently, each Fund is limited in its ability to ensure that the redemption fee is imposed by financial intermediaries on behalf of their customers.  For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to impose or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the

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redemption fees.  Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know:  (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

In-Kind Redemptions.   Midas Fund may require redeeming shareholders to accept readily tradable gold, silver, or other precious metals, bullion, coins, ETF shares, or other holdings in complete or partial payment of redemptions.  For a shareholder, the federal income tax consequences of an in-kind redemption generally would be the same as those of a cash redemption.  For such in-kind redemptions, the assets would be selected by the Fund.  See “Purchase and Redemption of Shares – Midas Fund – In-Kind Redemptions” in the SAI for a discussion of the operating policies for such redemptions.

Systematic Withdrawal Plan.  If your shares have a value of at least $20,000, you may elect automatic withdrawals from your Fund account, subject to a minimum withdrawal of $100.  If you elect automatic withdrawals, your dividends and other distributions will continue to be reinvested in shares of the distributing Fund unless you instruct the Fund otherwise.

Additional Information. Redemptions typically will be remitted to the record holder at the address of record or to bank accounts of the shareholder that have been previously designated by the shareholder. If you are not certain of the requirements for a sale please call 1-800-400-MIDAS (6432) to speak with a Shareholder Services Representative between 8 a.m. and 6 p.m. ET on Business Days. The Funds cannot accept, and will return, requests specifying a certain date or share price.

ACCOUNT AND TRANSACTION POLICIES
Telephone Privileges.  The Funds may accept telephone orders from shareholders and guard against fraud by following reasonable precautions, such as requiring personal identification before carrying out shareholder requests.  You are responsible for any loss caused by an order which later proves to be fraudulent if a Fund followed reasonable procedures.

Assignment.  You may transfer your Fund shares to another owner.  For instructions, call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m. ET on Business Days to speak with a Shareholder Services Representative.

Frequent Trading.  Frequent trading into and out of the Funds can disrupt portfolio investment strategies, harm performance, and increase expenses for all shareholders, including long term shareholders who do not generate these costs.  Funds that invest a substantial portion of their assets in foreign securities may be subject to the risks associated with market timing and short term trading strategies to a greater extent than funds that do not.  Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market.  The Funds may be subject to these greater risks as they invest in foreign securities.  Each Fund is designed for long term investors, and is not intended for excessive trading activities.  The Funds take reasonable steps to discourage excessive short term trading and the Board of Trustees has adopted policies and procedures with respect to excessive trading.  The Funds normally monitor trades in an effort to detect excessive short term trading.  The Funds may refuse, cancel, or redeem purchase orders at the purchase price NAV for any reason, without prior notice.  In addition, to discourage short term trading, if shares of any Fund held for 30 days or less are redeemed or exchanged, the Fund will normally deduct a redemption fee equal to 1% of the NAV of shares redeemed or exchanged.  Such redemption fees are retained by the Fund.

Although the Funds monitor for excessive short term activities, the ability of the Funds to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts, and other approved intermediaries may be limited in those instances in which the intermediary maintains the underlying shareholder accounts.  Accordingly, there can be no assurance that the Funds will be able to eliminate all excessive short term activities.  The Funds typically seek the cooperation of broker-dealers and other third party intermediaries by requesting information from them regarding the identity of investors who are trading in the Funds, and restricting access to a Fund by a particular investor.  Any associated person of the Investment Manager or the distributor who becomes aware of any actions taken to undertake, effect, or facilitate short term activities contrary to a representation made in a Fund’s prospectus or SAI is to report the actions to the Funds’ Chief Compliance Officer.  More information regarding the Funds’ short term trading policies and procedures is available in the SAI.

Accounts with Below Minimum Balances.  Your account will normally be charged a $20 small account fee if its value on the next to last Business Day of the calendar year is less than $500 (provided such fee may be waived by the Funds or the Investment Manager for any or all shareholders in their discretion for any reason), unless it is an IRA, HSA, or you participate in the Midas Systematic Investment Program.  The Funds may redeem at any time at current NAV all shares in any account, subject to the requirements of applicable law.  The Funds reserve the right to close your account if you terminate your participation in the Midas Systematic Investment Program and your investment is less than $1,000.

Delivery of Shareholder Documents (Householding).  To reduce expenses, shareholders residing at the same address will normally receive one copy of a Fund’s summary prospectus and shareholder report to share with all residents who invest in the same Fund.  If at any time you would like to receive separate copies of a Fund’s summary prospectus or shareholder report, please call 1-800-400-MIDAS (6432)

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and a Shareholder Services Representative will be happy to change your delivery status.  The material normally will be sent within 30 days of your request.

Escheatment/Inactive Accounts.  In accordance with applicable state escheatment law, if shareholder contact does not occur on any account maintained by the Funds’ transfer agent within the timeframe specified by that applicable law, or if Fund mailings to a shareholder are returned as undeliverable during that timeframe, the assets in that account (shares and/or any uncashed checks) may be transferred to that state as unclaimed property. NOTE: If you fail to have such contact and maintain a deliverable address with the Funds’ transfer agent, your property may be escheated to your last known state of residency after which you will need to claim the property from that state.

Account Statements and Other Materials. There is no charge for shareholders to receive account statements, confirmations, and tax forms electronically (i.e., by e-delivery). You can make your e-delivery election by visiting www.MidasFunds.com and logging in to your The Midas Touch® account.  With The Midas Touch, you receive 24/7 access to view your account statements, confirmations, and tax forms. If you elect to receive these materials in paper by mail, your account may be charged a $20 account service fee to cover printing, mailing, postage, handling, and related charges (unless such fee is waived by the Funds or the Investment Manager for any or all shareholders in their discretion for any reason). The account service fee may be applied to both retirement and nonretirement Fund accounts and may be assessed on Fund accounts regardless of the account minimum. The fee, which will be collected by redeeming Fund shares in the amount of $20, will be deducted from Fund accounts subject to the fee once per calendar year.

Fees.  To the extent permissible, certain fees charged by a Fund may be waived by such Fund or the Investment Manager with respect to any or all shareholders in its discretion for any reason.

DISTRIBUTIONS AND TAXES
The following information is provided to help you understand the income and capital gains you may earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution varies and there is no guarantee the Funds will pay either income dividends or capital gain distributions. The tax considerations described in this section do not apply to tax-deferred or tax-advantaged accounts or other nontaxable entities.  Because everyone’s tax situation is unique, please consult your tax adviser about your investment.

Distributions.  Each Fund normally pays its shareholders dividends from any net investment income and distributes net capital gains that it has realized, if any, after offset by net capital loss carryovers.  Income dividends and capital gain distributions (collectively, “distributions” and each a “distribution”) if any, are normally declared and paid annually.  Your distributions will be reinvested in shares of the distributing Fund unless you instruct the Fund otherwise.

Taxes.  Changes in income tax laws, potentially with retroactive effect, could impact a Fund’s investments or the tax consequences to you of investing in a Fund.  Some of the changes could affect the timing, amount, and tax treatment of Fund distributions made to shareholders.  Please consult your tax adviser before investing.  Generally, you will be taxed when you sell, exchange, or redeem shares of a Fund and when you receive distributions (whether reinvested in additional shares or taken in cash).  However, distributions declared in October, November, or December and payable to shareholders of record in such a month will be treated as paid on December 31 if paid during January of the following year.  Typically, your tax treatment will be as follows:

Transaction	Tax treatment
Income dividend	Ordinary income or “qualified dividend income”
Net short term capital gain distribution	Ordinary income
Net capital gain (see below) distribution	Long term capital gain
Sale, exchange, or redemption of shares held for more than one year	Long term capital gain or loss
Sale, exchange, or redemption of shares held for one year or less	Short term capital gain or loss

Because distributions are taxable, you may want to avoid making a substantial investment in a taxable account when a Fund is about to declare a distribution, which normally takes place, if at all, in December.  Shortly after the end of each calendar year, each Fund issues tax information on its distributions, if any, for the previous year.

Dividends paid to individuals and certain other non-corporate shareholders by a Fund that are attributable to its “qualified dividend income” (see “Distributions and Taxes” in the SAI) are generally taxed at the preferential income tax rates applicable to long term capital gain.  For corporate shareholders, a portion of a Fund’s distributions, other than net capital gain distributions, may qualify for the intercorporate dividends-received deduction to the extent such Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for deduction, and the corporate shareholder meets certain holding period requirements with respect to its shares.

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Distributions by a Fund to individual and certain other non-corporate shareholders attributable to net capital gain (i.e., the excess of net long term capital gain over net short term capital loss) such Fund recognizes on sales or exchanges of capital assets also are generally subject to the preferential rates applicable to long term capital gains mentioned above with respect to qualified dividends.  Moreover, any capital gain an individual shareholder recognizes on a sale, redemption or exchange of his or her Fund shares that have been held for more than one year generally will be subject to tax at such reduced federal income tax rates.

Each Fund has chosen the average basis method as its default basis determination method for Fund shares that certain shareholders acquired or acquire after December 31, 2011 (“Covered Shares”). Each Fund, or its administrative agent, must report to the Internal Revenue Service (“IRS”) and furnish to such shareholders the basis information for Covered Shares when such shareholders subsequently sell, exchange or redeem those Covered Shares.  See “Distributions and Taxes” in the SAI for a description of the rules regarding that election and each Fund’s reporting obligation.

Any investor for whom a Fund does not have a valid taxpayer identification number may be subject to backup withholding.  Backup withholding may be required in certain other circumstances (see “Distributions and Taxes” in the SAI).

If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock and securities in foreign corporations, a Fund would be eligible to, and may, file an election with the IRS that would enable a Fund’s shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any income taxes paid by such Fund to foreign countries and U.S. possessions.  A Fund will typically notify you if it makes such an election.

In addition to the federal income tax, certain individuals, trusts, and estates may be subject to a net investment income (“NII”) tax of 3.8%.  The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately).  A Fund’s distributions may be includable in a shareholder’s investment income for purposes of this NII tax.  In addition, any capital gain realized by a shareholder upon a sale, exchange, or redemption of Fund shares may be includable in such shareholder’s investment income for purposes of this NII tax. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.

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FINANCIAL HIGHLIGHTS
The following tables describe the Funds’ performance for the past five years ended December 31, 2023.  Each Fund’s fiscal year end is December 31.  Certain information reflects financial results for a single Fund share.  Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and other distributions.

The financial highlights for the years shown were audited by Tait, Weller & Baker LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the annual report, which is available upon request.   This table should be read in conjunction with the audited financial statements and related notes that have been incorporated by reference into the SAI.

MIDAS FUND	For the Year Ended December 31,
	2023	2022	2021	2020	2019

Per Share Data (for a share outstanding throughout each period)

Net asset value, beginning of period	$1.12	$1.26	$1.56	$1.41	$1.08

Income (loss) from investment operations:

Net investment loss (1)	(0.03)	(0.02)	(0.03)	(0.04)	(0.03)

Net realized and unrealized gain (loss) on investments	0.01	(0.12)	(0.27)	0.19	0.36

Total from investment operations	(0.02)	(0.14)	(0.30)	0.15	0.33

Distributions	-	-	-	-	-

Net asset value, end of period*	$1.10	$1.12	$1.26	$1.56	$1.41

Total Return	(1.79)%	(11.11)%	(19.23)%	10.64%	30.56%

Ratios/Supplemental Data

Net assets at end of period (000s omitted)	$11,176	$12,100	$13,967	$18,265	$17,442

Ratio of total expenses to average net assets	5.11%	4.25%	3.83%	3.77%	4.32%

Ratio of net expenses to average net assets (2)	5.11%	4.25%	3.83%	3.77%	4.32%

Ratio of net investment loss to average net assets	(2.99)%	(2.16)%	(1.91)%	(2.53)%	(2.41)%

Portfolio turnover rate	18%	19%	1%	18%	22%

(1)  Average shares outstanding during the period are used to calculate per share data.

(2)  The ratio of net expenses excluding loan interest and fees from the use of leverage to average net assets was 4. 22%, 4.07%, 3.45%, 3.45%, and 3. 49%, for the years ended December 31, 2023, 2022, 2021, 2020, and 2019, respectively.

* Redemption fees from capital share transactions were less than $0.005 per share.

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MIDAS MAGIC	For the Year Ended December 31,
	2023	2022	2021	2020	2019

Per Share Data (for a share outstanding throughout each period)

Net asset value, beginning of period	$21.41	$29.40	$22.74	$20.57	$16.13

Income (loss) from investment operations:

Net investment loss (1)	(0.94)	(0.63)	(0.58)	(0.41)	(0.43)

Net realized and unrealized gain (loss) on investments	7.92	(6.26)	9.29	3.22	5.83

Total from investment operations	6.98	(6.89)	8.71	2.81	5.40

Paid-in capital from redemption fees	0.02	0.02	-	-	-

Less distributions:

Realized gains	(0.60)	(1.12)	(2.05)	(0.64)	(0.96)

Net asset value, end of period	$27.81	$21.41	$29.40	$22.74	$20.57

Total Return	32.70%	(23.38)%	38.29%	13.67%	33.53%

Ratios/Supplemental Data

Net assets at end of period (000s omitted)	$17,513	$15,451	$21,346	$16,282	$15,277

Ratio of total expenses to average net assets	4.69%	3.59%	2.95%	3.38%	3.81%

Ratio of net expenses to average net assets (2)	4.69%	3.59%	2.95%	3.38%	3.81%

Ratio of net investment loss to average net assets	(3.84)%	(2.53)%	(2.06)%	(2.09)%	(2.23)%

Portfolio turnover rate	6%	24%	23%	22%	26%

(1)   Average shares outstanding during the period are used to calculate per share data.

(2)  The ratio of net expenses excluding loan interest and fees from the use of leverage to average net assets was 3. 20%, 3.02%, 2.73%, 3.09%, and 3.02%, for the years ended December 31, 2023, 2022, 2021, 2020, and 2019, respectively.

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NEW ACCOUNT APPLICATION

Open your account online at www.MidasFunds.com or use this Account Application to open a regular Midas Account.

Mail this completed Application and check payable to Midas Funds to:

Regular mail: Midas Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707.

Overnight express mail and courier: Midas Funds, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

For an IRA or other tax advantaged accounts, please call 1-800-400-MIDAS (6432) or go to www.MidasFunds.com

IMPORTANT: In compliance with the USA Patriot Act, federal law requires all financial institutions (including mutual funds) to obtain, verify, and record information that identifies each person who opens an account.

WHAT THIS MEANS FOR YOU: When you open an account, we must receive your name, address, date of birth, and other information that will allow us to identify you. We may also ask for additional identifying documents. The information is required for all owners, co‑owners, or anyone authorized to sign or transact on behalf of a legal entity that will own the account. We will return your application if this information is missing. If we are unable to verify this information, your account may be closed and you will be subject to all applicable costs.

1 REGISTRATION (Please type or print.) For assistance with this Application, please call 1‑800‑400‑MIDAS (6432) 8 a.m. - 6 p.m. ET. Individual or Custodian of a Gift/Transfer to a Minor:
First Name	Middle Initial	Last Name	Social Security #	Date of Birth

Joint Tenant: Note: Registration will be Joint Tenants with Right of Survivorship, unless otherwise specified here as Tenants in Common ☐
First Name	Middle Initial	Last Name	Social Security #	Date of Birth

Gift/Transfer to a Minor:
Minor’s First Name	Minor’s Middle Initial	Minor’s Last Name	Minor’s Social Security #	Minor’s Date of Birth
Minor’s Address (if different than custodian address)		City	State / Zip

Estate: Note: Include a copy of a probate document indicating the name of the Executor of the Estate, such as Letters Testamentary or Letters of Administration.
Name of Estate	Estate Tax ID Number	Email
Executor	Social Security Number	Date of Birth
Co‑Executor	Social Security Number	Date of Birth
For Dealer Use Only:
Financial Institution Name	Representative’s Full Name	Representative’s Branch Office Telephone Number
Dealer Number	Branch Number	Representative Number
Address	City	State/Zip
Representative’s Signature	Supervisor’s Signature

2 MAILING AND E‑MAIL ADDRESSES AND TELEPHONE NUMBER
Street Address (physical address)	City	State / Zip	Daytime Telephone
Mailing Address (if different from above)	City	State / Zip	Daytime Telephone
E‑mail Address
PLEASE TELL US HOW YOU HEARD ABOUT MIDAS:
AR23

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3 FUND(S) CHOSEN AND AMOUNT INVESTED ($1,000 minimum per Fund) Note: The $1,000 initial investment minimum is waived if you elect to invest $100 or more each month through the free, automatic Midas Systematic Investment Program (see Section 7).

MIDAS FUND		MIDAS MAGIC		TOTAL

$	+	$	=	$

By Check: Please draw your check to the order of Midas Funds and enclose with this Application. Third party checks and money orders cannot be accepted.

By Wire:  Please complete this Application (except for the sentence in brackets below) and fax to 1‑877‑513‑0756 with the name of the sending bank and amount to be wired before making an initial investment by wire. You will then be assigned a Midas account number and wiring address. Then, fill in the blanks below and mail to Midas.

[Assigned Midas account number Date the wire was sent .]
4 DISTRIBUTIONS If no box is checked, the Automatic Compounding Option will be assigned to increase the shares you own.
☐ Automatic Compounding Option Dividends and distributions reinvested in additional shares.
☐ Payment Option Dividends and distributions in cash.

5 SHAREHOLDER COMMUNICATIONS Account and confirmation statements, shareholder reports, and prospectuses will be sent to the address you provided in Section 2 above by U.S. mail. After your Midas account is established, to change to e‑delivery please visit www.MidasFunds.com.

6 COST BASIS If no box is checked, the Average Cost method will be assigned as the default cost basis method.
☐ Average Cost ☐ First In, First Out ☐ Last In, First Out ☐ Low Cost, First Out ☐ High Cost, First Out
☐ Specific Lot Identification We collect this information to report cost basis information on IRS Form 1099‑B. This cost basis method will be applied to all Midas Funds with the same ownership unless a different method is provided for specific funds on a separate page. Visit www.MidasFunds.com for information on cost basis.

7 MIDAS SYSTEMATIC INVESTMENT PROGRAM AND THE MIDAS TOUCH - Check the box for the service(s) you want for your account, and below please attach a voided check.

☐ Midas Systematic Investment Program - Starting          (date) automatically purchase shares of         (Fund Name) each month by transferring $         ($100 minimum) from my bank account each month. I understand there is no charge by Midas for this service.

☐ The Midas Touch - All Midas shareholders can access account information 24 hours a day, every day, at www.MidasFunds.com and 1‑800‑400‑MIDAS (6432). With The Midas Touch, you can also manage your account by purchasing or redeeming Fund shares with the proceeds from and to your bank account, transfer between the Midas Funds, and perform telephone transactions through a Shareholder Services Representative.

To participate in the Midas Systematic Investment Program or to get The Midas Touch, please attach a voided check.

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8 SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING

“I certify that I have received and read the prospectus for the Midas Funds, agree to its terms, and have the legal capacity to purchase their shares. I understand that no certificates will be issued and that my confirmation statement will be evidence of my ownership of Fund shares. I acknowledge receipt of the Fund’s privacy policy notice. I understand telephone conversations with representatives of the transfer agent and Midas Securities Group, Inc., (collectively “Service Agents”) are recorded and hereby consent to such recording. I agree that the Service Agents will not be liable for acting on instructions believed genuine and under reasonable procedures designed to prevent unauthorized transactions. I certify (1) the Social Security or taxpayer identification number provided above is correct, (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding, or (c) I have been notified by the IRS that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien).” (Please cross out item 2 if it does not apply to you.) The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature of ☐ Owner ☐ Custodian	Date	Signature of Joint Owner (if any)	Date

This Account Application must be signed and completed by all authorized signers.

9 STATE ESCHEATMENT LAWS

Escheatment laws adopted by various states require that personal property that is deemed to be abandoned or ownerless, including mutual fund shares and bank deposits, be transferred to the state. Under such laws, ownership of your Fund shares may be transferred to the appropriate state if no activity occurs in your account within the time period specified by applicable state law. The Fund, or its agent, retains a search service to track down missing shareholders and will escheat an account only after several attempts to locate the shareholder have failed. To avoid this from happening to your account, please keep track of your account and promptly inform the Fund of any change in your address.

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FOR MORE INFORMATION

For investors who want more information on the Midas Funds, the following documents are available, free of charge, upon request and at www.MidasFunds.com:

•
Annual/Semi-Annual Reports.  Provides additional information about each Fund’s investments, including performance data, portfolio holdings, and a letter from the Funds’ portfolio manager discussing recent market conditions, economic trends, and investment strategies that significantly affected the Funds’ performance during the last fiscal period.

•
Statement of Additional Information (SAI).  Provides additional information about the Funds, including a more technical and legal description of the Funds’ policies, investment restrictions, and business structure.  A current SAI is on file with the SEC and is incorporated by reference herein (is legally considered part of this prospectus).

To obtain a copy of the Funds’ SAI or Annual and Semi-Annual Reports free of charge, to request other information about a Fund, or to make shareholder inquiries, please contact the Funds using the following methods:

•	By telephone, call:
1-800-400-MIDAS (6432) to speak to a Shareholder Services Representative, 8:00 a.m. to 6:00 p.m. ET on Business Days and for 24 hour, 7 day a week automated shareholder services.

•	By mail, write to:
Regular mail
Midas Funds
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707,
Cincinnati, OH 45246-0707

•	Overnight express mail and courier
Midas Funds
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

•	By e-mail, write to:
info@MidasFunds.com

•	On the Internet, Fund documents
can be viewed online or downloaded from:
SEC at http://www.sec.gov, or
Midas website at http://www.MidasFunds.com

Reports and other information about the Funds are available on the EDGAR Database at http://www.sec.gov.  Copies of this information can also be obtained, after paying a duplicating fee, by e-mail request to publicinfo@sec.gov.

The Trust’s Investment Company Act file number is 811-04316.

29

Part B. Statement of Additional Information

STATEMENT OF ADDITIONAL INFORMATION
April 29, 2024

MIDAS SERIES TRUST

MIDAS FUND
Ticker:  MIDSX
MIDAS MAGIC
Ticker:  MISEX

2255 Buffalo Road Rochester, NY 14624
1-800-400-MIDAS (6432)

This Statement of Additional Information (“SAI”), dated April 29, 2024, provides supplementary information pertaining to Midas Fund (“Midas Fund”) and Midas Magic (“Midas Magic”) (each, a “Fund” and together, the “Funds”), which are separate series of Midas Series Trust (“Trust”), an open end management investment company.  This SAI is not a prospectus and should be read in conjunction with the Funds’ prospectus, dated April 29, 2024 (“Prospectus”).  This SAI is incorporated by reference into the Prospectus; in other words, this SAI also is legally a part of the Prospectus, which is available to prospective investors without charge upon request by calling 1-800-400-MIDAS (6432) or visiting www.midasfunds.com.

The financial statements for each Fund and the accompanying notes and report of the independent registered public accounting firm for the fiscal year ended December 31, 2023, are included in the Annual Report to shareholders of that date and are incorporated herein by reference. The Annual Report is available without charge upon request by calling 1-800-400-MIDAS (6432) or visiting www.midasfunds.com.

TABLE OF CONTENTS
Page
FUND HISTORY	3
THE FUNDS’ INVESTMENT PROGRAMS	3
INVESTMENT RESTRICTIONS	12
OPTIONS, FUTURES, AND FORWARD CURRENCY CONTRACT STRATEGIES	13
FUND COMPLEX	21
OFFICERS AND TRUSTEES	21
PRINCIPAL SHAREHOLDERS	25
CODE OF ETHICS	25
PROXY VOTING	26
DISCLOSURE OF PORTFOLIO HOLDINGS	26
INVESTMENT MANAGEMENT	27
INVESTMENT MANAGEMENT AGREEMENT	27
PORTFOLIO MANAGERS	29
DISTRIBUTION OF SHARES	30
DETERMINATION OF NET ASSET VALUE	31
PURCHASE AND REDEMPTION OF SHARES	32
ALLOCATION OF BROKERAGE	34
DISTRIBUTIONS AND TAXES	36
CAPITAL STOCK INFORMATION	40
REPORTS TO SHAREHOLDERS	41
CUSTODIAN AND TRANSFER AGENT	41
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	41
APPENDIX A – PROXY VOTING	A-1

FUND HISTORY
The Trust was organized as a Delaware statutory trust on September 28, 2012.  On October 15, 2012, each of the then-existing three series of the Trust became the successor to one of three Maryland corporations (the “Predecessor Funds”), as set forth below. On June 24, 2016, Midas Perpetual Portfolio, a former series of the Trust, merged into Midas Fund.

Series of Midas Series Trust, a Delaware Statutory Trust	Formerly/Predecessor Fund	Organized as a Maryland Corporation in
Midas Fund	Midas Fund, Inc.	1995
Midas Perpetual Portfolio (merged into Midas Fund as of June 24, 2016)	Midas Perpetual Portfolio, Inc.	1974 (changed its name from Midas Dollar Reserves, Inc. on December 29, 2008)
Midas Magic	Midas Magic, Inc.	1986 (changed its name from Midas Special Fund, Inc. on April 29, 2011)

THE FUNDS’ INVESTMENT PROGRAMS
Each Fund is a series of the Trust, a non-diversified open end management investment company.

Investments and Investment Practices

Concentration.  Midas Fund concentrates its investments by investing at least 25% of its total assets in securities of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources (“Natural Resources Companies”).  As such, Midas Fund is subject to industry concentration risk, which is the risk that the Fund’s performance can be significantly affected by the developments in the Natural Resource industry.

Natural Resources Companies and Precious Metals Investing.  Midas Fund is subject to the special risks associated with investing in Natural Resources Companies, gold and silver bullion, and other precious metals, including (i) the price of gold, silver, or other precious metals may be subject to wide fluctuation; (ii) the market for gold, silver, or other precious metals is relatively limited; (iii) the sources of gold, silver, or other precious metals are concentrated in countries that have the potential for instability; and (iv) the market for gold, silver, and other precious metals is unregulated.

Natural resources, gold and silver bullion, and other precious metals have at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries.  The prices of natural resources, gold and silver bullion, and other precious metals, however, are less subject to local and company specific factors than securities of individual companies.  As a result, natural resources, gold and silver bullion, and other precious metals may be more or less volatile in price than securities of companies engaged in precious metals related businesses.  Investments in natural resources, gold and silver bullion, and other precious metals can present concerns such as delivery, storage, and maintenance, possible illiquidity, and the unavailability of accurate market valuations.  The Fund may incur higher custody and transaction costs for natural resources, gold and silver bullion, and other precious metals than for securities.  Also, natural resources, gold and silver bullion, and other precious metals investments do not pay income.

The majority of producers of natural resources, gold and silver bullion, and other precious metals are domiciled in a limited number of countries.  Economic and political conditions in those countries may have a direct effect on the production and marketing of natural resources, gold and silver bullion, and on sales of central bank holdings of such, if any.

Resource mining by its nature involves significant risks and hazards.  Even when a resource mineralization is discovered, there is no guarantee that economically minable reserves will result.  Mining exploration can last over a number of years, incur substantial costs, and not lead to any new commercial mining.  Resource mining runs the risk of increased environmental, labor or other costs in mining due to environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding, and other natural acts.  Changes in laws relating to mining or resource production or sales could also substantially affect resource values.

Midas Fund is also subject to the risk that it may fail to qualify as a “regulated investment company” (“RIC”) under the Internal Revenue Code of 1986, as amended (“Code”), if it derives more than 10% of its gross income in any taxable year from investments in gold, silver or platinum bullion or coins or other precious metals and certain other non-qualified related sources. Failure of the Fund to qualify as a RIC may result in adverse tax consequences to the Fund and its shareholders unless the Fund was able to, and did, avail itself of certain relief provisions in the Code. See "Distributions and Taxes". In order to ensure that it continues to qualify as a RIC, the Fund may be required to make investment decisions that are less than optimal or forego the opportunity to realize gains on precious metals.

Climate Change.  Midas Fund is subject to the special risks associated with climate change.  Weather may play a role in the cash flows of the Natural Resources Companies in which Midas Fund invests.  Although many of the companies in the natural resources industry can reasonably predict seasonal weather patterns, extreme weather conditions, such as those that may result from climate change, are unpredictable.  The damage done by extreme weather could adversely affect the financial conditions of Natural Resource Companies.

In December 2015, the United Nations, of which the U.S. is a member, adopted a climate accord (the “Paris Agreement”) with the long-term goal of limiting global warming and the short-term goal of significantly reducing greenhouse gas emissions.  The U.S. subsequently ratified the Paris Agreement and it entered into force on November 4, 2016.  As a result, Natural Resource Companies may be subject to new or strengthened regulations or legislation which could increase their operating costs and/or decrease their revenues.  After temporarily withdrawing from the Paris Agreement effective November 2020, the U.S. officially rejoined the Paris Agreement in February 2021.

Equity Securities.  Each Fund may invest in equity securities of U.S. and foreign issuers that, in the judgment of Midas Management Corporation (the “Investment Manager”), offer attractive potential to such Fund to reach its investment objective.  Equity securities are subordinate to debt securities and generally are more volatile than debt securities and more vulnerable to changes in economic and industry conditions and in the financial conditions of the issuers of such securities.

While past performance does not guarantee future results, equity securities historically have provided the greatest long term growth potential in a company. Common stocks generally represent the riskiest investment in a company. Even investments in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor economic conditions. It is possible that a Fund may experience a substantial or complete loss on an individual equity investment. While this is also possible with bonds, it is less likely.

Foreign Securities and Emerging Markets.  Because each Fund may invest in foreign securities, either directly or through other issuers who invest in foreign securities, investment in a Fund may involve investment risks of adverse political and economic developments that are different from an investment in a fund that invests only in the securities of U.S. issuers.  Such risks may include adverse movements in the market value of foreign securities during days on which a Fund’s net asset value (“NAV”) is not determined, the possible imposition of withholding taxes by foreign governments on dividend or interest income payable on the securities held in a Fund’s portfolio, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and the adoption of other foreign governmental restrictions that might adversely affect the payment of dividends or principal and interest on securities in a Fund’s portfolio.

Securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers, and some foreign securities markets may trade a smaller number of securities or may be held by a relatively small number of persons or institutions.  In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation, and limitations on the use or removal of funds or other assets.  Because certain foreign entities are not subject to uniform accounting, auditing, and financial reporting standards, practices and requirements comparable with those applicable to U.S. companies, there may be different types of, and lower quality, information available about a non-U.S. company than a U.S. company.

The costs associated with investment in foreign issuers, including withholding taxes, brokerage commissions, and custodial fees, are higher than those associated with investment in domestic issuers.  Further, certain foreign markets may require payment for securities before delivery.  Foreign securities transactions also may be subject to difficulties associated with the settlement of such transactions, including extended clearance and settlement periods.  Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon.  The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities.  Inability to dispose of a portfolio security due to settlement problems could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in liability to the purchaser.

Each Fund may invest in foreign securities by purchasing American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and International Depository Receipts (“IDRs”).  ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities.  Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange.  However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency.  EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities.  GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.  Issuers of the securities underlying sponsored depositary receipts, but not unsponsored depositary receipts, are contractually obligated to disclose material information in the United States.  Therefore, the market value of unsponsored depositary receipts is less likely to reflect the effect of such information.

In addition, geopolitical events may cause market disruptions. For example, the United Kingdom (UK) withdrew from the European Union (EU) on January 31, 2020, following a June 2016 referendum referred to as “Brexit.” There is significant market uncertainty regarding Brexit’s longer term ramifications, and the range of possible political, regulatory, economic and market outcomes are difficult to predict. The uncertainty surrounding the UK’s economy may continue to be a source of instability and cause considerable disruption in securities markets, including increased volatility and illiquidity, as well as currency fluctuations in the British pound’s exchange rate against the U.S. dollar. Russia’s assertion of influence in its surrounding region, including its invasion of Ukraine, increases the likelihood of additional sanctions by the U.S. and other countries, which may cause volatility in the markets. Sanctions against Russian individuals and companies could also adversely affect the price and availability of certain commodities, including oil.  Furthermore, ongoing conflict between Hamas and Israel in the Middle East may disrupt securities markets, which could negatively impact the Funds.

The risks of investment in foreign securities are greater for investments in emerging markets.  Many emerging market countries can experience substantial, and in some periods extremely high, rates of inflation.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets.  Economies in emerging markets generally are dependent upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Because of the high levels of foreign denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries.  This could, in turn, affect local interest rates, profit margins and exports that are a major source of foreign exchange earnings.  Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the foregoing risks (and the costs associated with hedging transactions) makes it virtually impossible to hedge effectively against such risks.

To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange.  Repatriation is ultimately dependent on the ability of a Fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars.  Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of such U.S. dollars through those channels and, if available, upon the willingness of those channels to allocate those U.S. dollars to a Fund.  In such a case, a Fund’s ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange.  If a Fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved.  If such conversion can legally be done outside official channels, either directly or indirectly, a Fund’s ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price that may be required to be paid for the U.S. dollars.

The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries.  In many respects, disclosure and regulatory standards are less stringent than in the United States and other major markets.  There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited.  Investing in the securities of companies in emerging markets may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested.  In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

Many emerging market countries have little experience with the corporate form of business organization and may not have well developed corporation and business laws, concepts of fiduciary duty in the business context, or anti-fraud and anti-insider trading legislation.  As such, minority shareholders may have little protection if management takes action that has an adverse impact on the securities in which a Fund invests.  Some emerging markets have different settlement and clearance procedures.  In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be curtailed and prices for a Fund’s portfolio securities in such markets may not be readily available.

In addition to the risks discussed above, a Fund’s investments in other issuers that invest in emerging markets securities, including exchange traded funds or exchange traded grantor trusts (collectively, “ETFs”), registered and unregistered investment companies, and hedge funds, may be subject to additional risks.  Certain emerging market countries require government approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer and may have less advantageous rights than the classes available for purchase by residents of the countries.  These investments are also subject to risks due to the inexperience of financial intermediaries, the lack of modern technology in the foreign market, and the possibility of temporary or permanent termination of trading.  Because the ETFs, registered and unregistered investment companies, and hedge funds in which a Fund may invest may not hedge against foreign currency risks, including the risk of changing currency exchange rates, the value of foreign currency denominated portfolio securities may be reduced irrespective of the underlying investment.

U.S. Government Securities.  The obligations issued or guaranteed by the U.S. government in which a Fund may invest include direct obligations of the United States Department of the Treasury (“U.S. Treasury”) and obligations issued by U.S. government agencies and instrumentalities.  Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance.  Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance.  Included among the obligations issued by agencies and instrumentalities and government-sponsored enterprises of the United States are instruments that are supported by the full faith and credit of the United States (such as certificates issued by Government National Mortgage Association (“Ginnie Mae”)), instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks), and instruments that are supported only by the credit of the instrumentality (such as Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”) bonds).

Other U.S. government securities in which a Fund may invest include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association.  A Fund may invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported solely by the credit of the instrumentality or enterprise.

Historically, U.S. government securities have not been perceived to involve the general credit risks associated with investments in other types of debt securities and, as a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities.  Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate.  Fluctuations in the value of these portfolio securities will not affect interest income on existing portfolio securities but will be reflected in a Fund’s NAV.

With respect to U.S. government securities backed solely by the issuing or guaranteeing agency or instrumentality itself, the investor must look principally to that agency or instrumentality for ultimate repayment, which agency or instrumentality may be privately owned.  There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to so do.  As a result, there is a risk that these entities will default on a financial obligation.

Fixed Income Securities.  Each Fund may invest in fixed income securities which can be subject to default risk, that is, the risk that the issuer’s promise to make payment will not be kept.  The Investment Manager attempts to reduce this risk to a low level by purchasing high grade dollar assets including, but not limited to, U.S. Treasury bills, notes, and bonds, U.S. government agency and instrumentality securities, and debt obligations of corporations with a Standard & Poor Global’s (“S&P”) rating of “A” or higher.  Long term dollar assets, and, to a lesser extent, short term dollar assets, are subject to the risk of rising interest rates.  As rates rise, as they tend to do during periods of rising inflation, the market values of dollar assets decline.  The degree to which a Fund, through its dollar assets, is exposed to the risk of rising interest rates can be measured by the average length to maturity of its net dollar assets (the amount of its dollar assets reduced by any outstanding borrowings).  The greater the average length to maturity, the greater the risk.

If the Federal Reserve raises the federal funds rate, there is a risk that interest rates will rise. Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Swiss Franc Assets.  The Swiss franc is subject to the risk that inflation (either actual or expected) will decrease in the United States or rise in Switzerland.  The price of the Swiss franc is also subject to the imposition of exchange controls; to manipulation by the Federal Reserve System, the Swiss National Bank and, to a lesser extent, by other Swiss central banks and official agencies; and to investment controls established by the Swiss or U.S. government.  While Switzerland has historically been a politically stable nation, there is no assurance that the country may not become subject to the risks associated with investments in foreign securities as described above.

Real Estate Company Securities.  Investments in real estate company stocks category are generally common stocks, but a Fund may acquire preferred stocks of U.S. and foreign companies, shares of beneficial interest in real estate investment trusts, and ADRs, EDRs, and GDRs on stocks within this category.

Investments in securities of issuers engaged in the real estate industry entail special risks and considerations. In particular, securities of such issuers may be subject to risks associated with the direct ownership of real estate. These risks include: the cyclical nature of real estate values, including the decline in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. To the extent that assets underlying a Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of the Funds’ investments.

Small Capitalization.  Each Fund may invest in companies that are small or thinly capitalized and may have a limited operating history. Investments in small capitalization companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than stocks of larger companies to adverse business or economic developments.  The securities of small capitalization companies generally are less liquid and have narrower product lines, more limited financial resources, and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies. During broad market downturns, a Fund’s net asset value may fall further than those of funds investing in larger companies.  Full development of small capitalization companies takes time, and for this reason, among others, a Fund should be considered a long term investment and not a vehicle for seeking short term profit.

Convertible Securities.  Each Fund may invest in convertible securities which include corporate bonds, debentures, notes, preferred stocks, and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer within a particular period of time at a specified price or formula.  Convertible securities have general characteristics similar to both debt and equity securities.  A convertible security generally entitles the holder to receive interest or preferred dividends paid or accrued until the convertible security matures or is redeemed, converted, or exchanged.  Convertible securities generally rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation.  Convertible securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security).

Before conversion, convertible securities have characteristics similar to non-convertible obligations.  The price of a convertible security to some extent varies inversely with interest rates.  While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also provides an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock or other equity security into which it is convertible.  As the market price of the underlying equity security declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying equity security.  When the market price of the underlying equity security increases, the price of a convertible security tends to rise as a reflection of the value of the underlying equity security.  To obtain the higher yield, to the extent a Fund invests in convertible securities, it may be required to pay a purchase amount in excess of the value of the underlying equity security.  While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Preferred Stocks.  Each Fund may invest in preferred stocks of U.S. and foreign issuers that, in the Investment Manager’s judgment, offer potential for growth of capital and income.  Preferred stock represents an equity ownership interest in a corporation, but generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company.  Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds take precedence over the claims of owners of the issuer’s preferred and common stock.  Some preferred stock also entitles their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock.  Some preferred stock offers a fixed rate of return with no maturity date.  Preferred stock with no maturity may perform similarly to long term bonds, and can be more volatile than other types of preferred stock with heightened sensitivity to changes in interest rates.  Other preferred stock has a variable dividend, generally determined on a quarterly or other periodic basis.  Because preferred stock represents an equity ownership interest in a company, its value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company’s financial condition or prospects or to fluctuations in the equity markets.  Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies. If interest rates rise, the specified dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. The value of preferred stocks is sensitive to changes in interest rates and to changes in the issuer’s credit quality. Unlike common stock, preferred stock does not usually have voting rights absent the occurrence of specified events; preferred stock, in some instances, is convertible into common stock.  In order to be payable, dividends on preferred stock must be declared by the issuer’s board of directors.  There is, however, no assurance that dividends will be declared by the boards of directors of issuers of the preferred stocks in which a Fund invests.

Lower Rated Debt Securities. Each Fund may invest in investment grade and below investment grade securities. Midas Fund may invest up to 35% of its total assets and Midas Magic may invest up to 100% of its total assets in unrated debt securities or debt securities rated below investment grade, although neither Fund currently intends to invest more than 5% of its total assets in such securities. Below investment grade securities are commonly referred to as “junk bonds.” Below investment grade securities are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Below investment grade securities generally offer a higher current yield than that available for investment grade securities; however, risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of below investment grade securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for below investment grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of below investment grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. The below investment grade securities in which a Fund may invest do not normally include instruments which, at the time of investment, are in default or the issuers of which are in bankruptcy. There can be no assurance, however, that such events will not occur after a Fund purchases a particular security, in which case a Fund may experience losses and incur costs. Below investment grade securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, a Fund may have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to stockholders.

Below investment grade securities have been in the past, and may again in the future be, more volatile and less liquid than higher rated fixed income securities, so that adverse economic events may have a greater impact on the prices of below investment grade securities than on higher rated fixed income securities.  Factors adversely affecting the market value of such securities are likely to affect adversely a Fund’s NAV.

Like higher rated fixed income securities, below investment grade securities generally are purchased and sold through dealers who make a market in such securities for their own accounts.  However, there are fewer dealers in the below investment grade securities market, which market may be less liquid than the market for higher rated fixed income securities, even under normal economic conditions.  Also, there may be significant disparities in the prices quoted for below investment grade securities by various dealers.  As a result, during periods of high demand in the below investment grade securities market, it may be difficult to acquire below investment grade securities appropriate for investment by a Fund.  Adverse economic conditions and investor perceptions thereof (whether or not based on economic reality) may impair liquidity in the below investment grade securities market and may cause the prices a Fund receives for its below investment grade securities to be reduced.  In addition, a Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuers.  Under such conditions, judgment may play a greater role in valuing certain of a Fund’s portfolio instruments than in the case of instruments trading in a more liquid market.  In addition, a Fund may incur additional expense to the extent that it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

Prices for junk bonds also may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructuring such as takeovers, mergers or leveraged buyouts. Tax reform legislation enacted in 2017, as amended, generally limits the business interest deduction to 30% of adjusted taxable income plus the business interest income of the taxpayer, currently applicable to taxable years beginning in 2021 and thereafter.

Credit ratings are determined by credit rating agencies such as S&P, Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings, Inc. (“Fitch”).  Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by a Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.

Ratings of investment grade or better include the four highest ratings of S&P (AAA, AA, A, or BBB), Moody’s (Aaa, Aa, A, or Baa), and Fitch (AAA, AA, A, or BBB).  Moody’s considers securities rated Baa to have speculative characteristics.  Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher grade debt securities.  Debt securities rated below investment grade are deemed by these rating agencies to be predominantly speculative with respect to the issuers’ capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions.  Debt securities rated lower than B may include securities that are in default or face the risk of default with respect to principal or interest.

Ratings of debt securities represent the rating agencies’ opinions regarding their quality, are not a guarantee of quality and may be reduced after a Fund has acquired the security.  The Investment Manager may consider such an event in determining whether a Fund should continue to hold the security but is not required to dispose of it.  Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value.  Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates.

Municipal Securities.  Each Fund may invest without limit in municipal securities of varying maturities.  The municipal securities in which a Fund may invest include general obligation and revenue or special obligation securities.  General obligation securities are secured by an issuer’s pledge of its full faith, credit, and unlimited taxing power for the payment of principal and interest.  Revenue or special obligations securities are payable only from the revenues derived from a particular facility or class of facility or project or, in a few cases, from the proceeds of a special excise or other tax.  Municipal securities also include private activity bonds (“PABs”).  Dividends paid by a Fund attributable to municipal interest may be fully taxable to Fund shareholders unless at least 50% of a Fund’s total assets at the close of each quarter of its taxable year consists of qualifying municipal obligations.

Repurchase Agreements.  Each Fund may enter into repurchase agreements.  A repurchase agreement is a transaction in which a Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a Fund upon acquisition is accrued as interest and included in the Fund’s net investment income. Repurchase agreements generally result in a fixed rate of return insulated from market fluctuation during the holding period, and generally are used as a means of earning a return on cash reserves for periods as short as overnight.  The securities are held for a Fund by a custodian bank as collateral until resold and may be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement.  Repurchase agreements carry certain risks, including risks that are not associated with direct investments in securities. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, the Fund would look to the collateral underlying the seller’s repurchase agreement, including the securities or other obligations subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. A Fund’s right to liquidate the securities or other obligations subject to the repurchase agreement in the event of a default by the seller could involve certain costs and delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price (e.g., due to transactions costs or a decline in the value of the collateral), the Fund could suffer a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency.

Repurchase agreements are usually for a term of one week or less, but may be for longer periods.  Repurchase agreements maturing in more than seven days may be considered illiquid.  A Fund normally will not enter into repurchase agreements of more than seven days’ duration if more than 15% of its net assets would be invested in such agreements and other illiquid investments.

Borrowing.  Each Fund may borrow money to the extent permitted under the Investment Company Act of 1940, as amended (“1940 Act”), which permits an investment company to borrow in an amount up to 33 1/3% of the value of its total assets.  Each Fund may incur overdrafts at its custodian bank from time to time in connection with redemptions and/or the purchase of portfolio securities or for any other purpose.  In lieu of paying interest to the custodian bank, a Fund may maintain equivalent cash balances prior or subsequent to incurring such overdrafts.  If cash balances exceed such overdrafts, the custodian bank may credit interest thereon against fees.  Effective June 18, 2018, the Funds entered into a Revolving Credit Agreement and other related agreements (collectively, as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) with the Funds’ custodian, The Huntington National Bank (“HNB” or “Custodian”), under which HNB may make loans to the Funds in such amounts as the Funds may from time to time request. The maximum loan amount under the Credit Agreement as most recently amended is the lesser of: (i) $4,000,000 for Midas Fund and $4,500,000 for Midas Magic, or (ii) 30% of a Fund’s daily market value, which market value may be decreased by the exclusion of certain Fund assets or asset classes, as HNB may decide from time to time in its sole discretion. Each Fund pledges its securities and other assets as collateral to secure its obligations under the Credit Agreement and each Fund retains the risks and rewards of the ownership of such securities and other assets pledged.

Borrowings under the Credit Agreement bear an interest rate per annum to be applied to the principal balance outstanding, from time to time, equal to the Term Secured Overnight Financing Rate (“Term SOFR”) plus 1.28%. An unused fee is charged equal to 0.125% per annum of the daily excess of the loan amount over the outstanding principal balance of the loan. The Funds were charged origination fees and expenses of $7,168 for Midas Fund and $6,598 for Midas Magic upon entering into the Credit Agreement and such costs are amortized ratably through June 12, 2024, the maturity date of the Credit Agreement.

Securities Lending.  In addition to the Credit Agreement with HNB, each Fund may lend portfolio securities or other assets for a fee to brokers, dealers, and other financial institutions.  A Fund continues to receive the equivalent of the interest, dividends or other distributions paid by the issuer on the securities loaned as well as the benefit of any increase and the detriment of any decrease in the market value of the securities loaned and also has the opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral.  A Fund would have the right to call the loan and obtain the securities loaned at any time.  A Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Investment Manager’s judgment, a material event requiring a stockholder vote would otherwise occur before the loan was repaid.  The loan would be continuously secured by collateral consisting of cash, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, bank letters of credit, or any combination thereof, at all times equal to at least the market value of the assets loaned.  Including such collateral as part of a Fund’s total assets, normally at no time will the value of assets loaned by a Fund exceed one-third of a Fund’s total assets (reduced by any amount that is rehypothecated as discussed above).  In connection with its securities lending transactions, a Fund may return to the borrower or a third party which is acting as a “lending agent,” a part of the income earned from the investment of collateral received for securities loaned.  There are risks to a Fund of delay in receiving additional collateral and risks of delay in recovery of, and failure to recover, the assets loaned should the borrower fail financially or otherwise violate the terms of the lending agreement.  In the event of bankruptcy or other default of the borrower, a Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while a Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.  A Fund may also experience losses as a result of the diminution in value of its cash collateral investments.  Any loan made by a Fund will typically provide that it may be terminated by either party upon reasonable notice to the other party.  By lending its portfolio securities, a Fund attempts to increase its income through the receipt of income on the loan.  The Funds do not use affiliated agents in managing the lending program.

The Funds did not engage in securities lending activities during the fiscal year ended December 31, 2023. A description of the services provided to the Funds by the securities lending agent, if any, is set forth under “Borrowing” above.

Short Sales.  Each Fund may engage in short sales transactions. A “short sale” is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop.   The Funds may use short sales in an attempt to realize gain or for hedging purposes.  To complete such a transaction, a Fund must borrow the security to make delivery to the buyer.  A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by a Fund.  Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan.  To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold.  The proceeds of the short sale normally will be retained by the counterparty, to the extent necessary to meet the margin requirements, or by the Fund’s Custodian until the short position is closed out.  Until the Fund closes its short position or replaces the borrowed security, a Fund normally will:  (a) segregate cash or liquid securities at such a level that the segregated amount plus the amount deposited with the counterparty or the Fund’s Custodian as collateral (i) will equal the current value of the security sold short and (ii) will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund’s short position.  Each Fund may sell short up to 100% of its net assets, but neither Fund currently intends to sell short more than 40% of its assets.  The Funds will incur transaction costs in effecting short sales.

A Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security.  A Fund will incur a loss if the price of the security increases between those dates.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund is required to pay in connection with the short sale.  A short position may be adversely affected by imperfect correlation between movements in the price of the securities sold short and the securities being hedged.  The effect of short selling is similar to the effect of leverage.  Short selling may amplify changes in a Fund’s NAV.  Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to a Fund.  The Funds’ ability to engage in short sales may be impaired by any temporary prohibitions on short selling imposed by domestic and certain foreign government regulators.

ETFs.  Each Fund may invest in shares of ETFs, which are designed to provide investment results generally corresponding to a securities or commodities index.  ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities.  Most ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities of the benchmark index that they seek to track, although some are actively managed.  ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.”  The investor purchasing a creation unit may sell the individual shares on a secondary market.  Therefore, the liquidity of ETFs depends on the adequacy of the secondary market.

An investment in an ETF involves risks similar to investing directly in the component securities of the ETF, including the risk that the value of the component securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.  Investments in ETFs that are designed to correspond to an equity index involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by the Fund.  There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index.

Typically, ETFs bear their own operational expenses, reducing its NAV and dividends potentially payable to investors.  To the extent that the Fund invests in ETFs, the Fund’s stockholders will indirectly bear a pro rata share of the ETF’s expenses in addition to the expenses associated with an investment in the Fund.  Typically, ETFs are investment companies.  However, the term is used in the industry in a broad way to include securities issued by entities that are not investment companies.  To the extent an ETF is an investment company, the limitations applicable to the Fund’s ability to purchase securities issued by other investment companies will apply.

Illiquid Assets.  No Fund may purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% of its net assets would be invested in illiquid assets, including repurchase agreements not entitling the holder to payment of principal within seven days.  Illiquid investments are investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.  In the absence of market quotations, illiquid investments are priced at “fair value.” Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees has designated the Investment Manager as the “valuation designee” responsible for valuing such securities based on fair value guidelines approved by the Board.  The Investment Manager, in turn, has designated the members of its Valuation Committee as the persons responsible for determining the fair value of the Funds’ investments.  Illiquid securities may be difficult to dispose of at a fair price at the times when a Fund believes it is desirable to do so.  The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that a Fund pays for or recovers upon the sale of illiquid securities.  Illiquid securities are also more difficult to value and thus the Investment Manager’s judgment plays a greater role in the valuation process.  Investment of a Fund’s assets in illiquid securities may restrict a Fund’s ability to take advantage of market opportunities.  The risks associated with illiquid securities may be particularly acute in situations in which a Fund’s operations require cash and could result in a Fund borrowing to meet its short term needs or incurring losses on the sale of illiquid securities.

Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (“1933 Act”), or in a registered public offering.  Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

A large institutional market exists for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes.  These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration.  Institutional investors generally will not seek to sell these instruments to the general public but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer’s ability to honor a demand for repayment.  Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.  Rule 144A under the 1933 Act establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.  An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such securities and a Fund might be unable to dispose of such securities promptly or at reasonable prices.

The Trust’s Board of Trustees (“Board of Trustees” or “Board”) has delegated the function of making day-to-day determinations of liquidity to the Investment Manager’s Valuation Committee pursuant to guidelines approved by the Board.  The Investment Manager takes into account a number of factors in reaching liquidity determinations, including (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) dealer undertakings to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).  Pursuant to the Trust’s liquidity risk management program, which was adopted by the Board of Trustee pursuant to Rule 22e-4 under the 1940 Act, the Investment Manager monitors the liquidity of restricted securities in a Fund’s portfolio and reports periodically on liquidity determinations to the Board.

Temporary Defensive Positions.  Each Fund may make temporary investments for defensive purposes in response to adverse market, economic, political, or other conditions, pending investment of the proceeds of sales of portfolio securities, or at other times when suitable investments are not otherwise available.  Each Fund may invest some or all of its assets in cash, bank deposits, money market funds, money market securities of U.S. and foreign issuers, short term bonds, repurchase agreements, or similar investments.  It is impossible to predict if, or for how long, a Fund will use any of such temporary defensive strategies.

Recent Market Conditions. Each Fund seeks to monitor market conditions on an ongoing basis and assess the impact of changing conditions on it and the risks associated with its investments. If a Fund determines that changed market conditions have affected the risks associated with it, the Fund would normally seek to assess the significance of the change and whether it is material to shareholders. If so, the Fund would typically seek to consider whether its existing disclosures are adequate in light of the changed conditions. If a Fund determines that changes in current market conditions have resulted in changes to the Fund’s risks that are material to investors, and that its current disclosures do not adequately communicate the changes, the Fund would in most circumstances seek to update its communications to shareholders, as needed, and provide any such updated communications to shareholders, at the time and in the manner required by the federal securities laws and as otherwise appropriate.

U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including, but not limited to, rising inflation, wars between Russia and Ukraine and in the Middle East, and the impact of the coronavirus (COVID-19) global pandemic, which has resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, supply chain shortages and labor shortages.  Uncertainties regarding inflation, interest rates, political events, conflicts in Europe and in the Midde East, rising government debt in the U.S. and trade tensions have also contributed to market volatility.  Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Continuing market volatility as a result of these or other events may have adverse effects on the Funds.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in a Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to accurately price its investments and/or may incur substantial trading losses.

Cybersecurity Risk.  With the increased use of technologies such as the Internet to conduct business, the Funds are susceptible to operational, information security, and related risks.  In general, cyber incidents can result from deliberate attacks or unintentional events.  Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption.  Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).  Cyber incidents affecting the Funds or their service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Funds’ ability to calculate their NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional related costs.  Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Funds invest, counterparties with which the Funds engage in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties.  In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.  While the Funds’ service providers may have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified.  Furthermore, the Funds cannot control the cyber security plans and systems put in place by their service providers or any other third parties whose operations may affect the Funds or their shareholders.  As a result, in the event of a cyber incident, the Funds and their shareholders could be negatively impacted.

INVESTMENT RESTRICTIONS
The following information supplements the discussion in the Prospectus of the investment policies and limitations, objective, and restrictions of each Fund.
Investment Policies and Limitations. Unless otherwise specified, the investment policies and limitations of each Fund are not fundamental. Any policy or limitation that is not fundamental may be changed by the Board of Trustees of the Trust without shareholder approval.
Investment Objective. A Fund cannot change its fundamental investment objective without the approval of the lesser of:  (1) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding Fund shares are represented, or (2) a majority of the outstanding shares of the Fund. These percentages are required by the 1940 Act, and are referred to in this SAI as a “1940 Act majority vote.”
Investment Restrictions. Each Fund has adopted the following fundamental investment restrictions that may not be changed without a 1940 Act majority vote. Except for the percentage limitations referred to below with respect to borrowing, if a percentage restriction is adhered to at the time an investment is made, a later change in percentage resulting from a change in value or assets will not constitute a violation of that restriction.

Midas Fund

The Fund may not:

1.	Borrow money, except to the extent permitted by the 1940 Act;
2.
Engage in the business of underwriting the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of the Fund’s authorized investments;

3.
Purchase or sell real estate, provided that the Fund may invest in securities (excluding limited partnership interests) secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

4.
Purchase or sell physical commodities (other than precious metals), although it may enter into (a) commodity and other futures contracts and options thereon, (b) options on commodities, including foreign currencies and precious metals, (c) forward contracts on commodities, including foreign currencies and precious metals, and (d) other financial contracts or derivative instruments;

5.
Lend its assets, provided however, that the following are not prohibited:  (a) the making of time or demand deposits with banks, (b) the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short term obligations in accordance with the Fund’s investment objectives and policies, and (c) engaging in securities, precious metals, and other asset loan transactions to the extent permitted by the 1940 Act;

6.
Issue senior securities as defined in the 1940 Act.  The following will not be deemed to be senior securities prohibited by this provision:  (a) evidences of indebtedness that the Fund is permitted to incur, (b) the issuance of additional series or classes of securities that the Board of Trustees may establish, (c) the Fund’s futures, options, and forward transactions, and (d) to the extent consistent with the 1940 Act and applicable rules and policies adopted by the SEC, (i) the establishment or use of a margin account with a broker for the purpose of effecting securities transactions on margin and (ii) short sales; or

7.
Purchase any securities, other than obligations of the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Fund’s total assets would be invested in the securities of issuers in the same industry, except that the Fund will, under normal circumstances, invest more than 25% of the value of its total assets in securities of Natural Resources Companies.

Midas Magic

The Fund may not:

1.
Issue senior securities as defined in the 1940 Act.  The following will not be deemed to be senior securities for this purpose:  (a) evidences of indebtedness that the Fund is permitted to incur, (b) the issuance of additional series or classes of securities that the Board of Trustees may establish, (c) the Fund’s futures, options, and forward currency transactions, and (d) to the extent consistent with the 1940 Act and applicable rules and policies adopted by the SEC, (i) the establishment or use of a margin account with a broker for the purpose of effecting securities transactions on margin and (ii) short sales;

2.
Lend its assets, provided however, that the following are not prohibited:  (a) the making of time or demand deposits with banks, (b) the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short term obligations in accordance with the Fund’s investment objective and policies and (c) engaging in securities and other asset loan transactions limited to one third of the Fund’s total assets;

3.
Underwrite the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of the Fund’s authorized investments;

4.	Borrow money, except to the extent permitted by the 1940 Act;
5.
Purchase or sell commodities or commodity futures contracts, although it may enter into (i) financial and foreign currency futures contracts and options thereon, (ii) options on foreign currencies, and (iii) forward contracts on foreign currencies;

6.
Purchase or sell real estate, provided that the Fund may invest in securities (excluding limited partnership interests) secured by real estate or interests therein or issued by companies which invest in real estate or interests therein; or

7.
Purchase any securities, other than obligations of the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Fund’s total assets would be invested in the securities of issuers in the same industry.

Non-Fundamental Investment Limitations. The Board has established the following non-fundamental investment limitations that may be changed by the Board without shareholder approval:

Each Fund may:

1.	Invest up to 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice;
2.	Purchase securities issued by other investment companies to the extent permitted under the 1940 Act; and
3.	Pledge, mortgage, hypothecate or otherwise encumber its assets to the extent permitted under the 1940 Act.

OPTIONS, FUTURES, AND FORWARD CURRENCY CONTRACT STRATEGIES

As discussed in the Prospectus, Midas Fund and Midas Magic may purchase and sell options (including options on commodities, foreign currencies, equity and debt securities, and securities indices), futures contracts (including futures contracts on commodities, foreign currencies, securities, and securities indices), options on futures, and forward currency contracts (Midas Fund only) in an attempt to enhance returns by speculation or for hedging purposes.  Certain special characteristics of and risks associated with the use of these instruments by the Funds are discussed below.

Regulation of the Use of Options, Futures, and Forward Currency Contract Strategies.  In addition to the investment guidelines (described below) adopted by the Funds to govern investment in these instruments, the use of options, forward currency contracts, and futures is subject to the applicable regulations of the SEC, the several options and futures exchanges upon which such instruments may be traded, the Commodities Futures Trading Commission (“CFTC”) and the various state regulatory authorities.  The regulation of derivatives markets in the United States is a rapidly changing area of law and is subject to modification by government and judicial action.  New laws and regulations may negatively impact the Funds by increasing transaction or regulatory compliance costs, limiting the availability of certain derivatives, or otherwise adversely affecting the value or performance of derivatives the Funds trade.  In November 2020, the Securities and Exchange Commission (“ SEC ”) adopted Rule 18f-4 under the 1940 Act to govern the use of derivatives and certain related instruments by registered investment companies.  Rule 18f-4, which had a compliance date of August 19, 2022, replaced existing SEC guidance with a new framework for the use of derivatives by registered investment companies. Among other changes, Rule 18f-4 requires funds to trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk leverage limit, develop and implement a derivatives risk management program and new testing requirements, and comply with new requirements related to board and SEC reporting.  However, an exception from certain requirements is available if a fund qualifies as a “limited derivatives user,” which is defined as a fund that limits its derivatives exposure to 10% of its net assets. A fund that qualifies as a “limited derivatives user” must adopt written policies and procedures that are reasonably designed and tailored to manage the fund’s specific derivatives risks and detail how the fund intends to comply with the 10% limitation. The Funds intend to rely on the limited derivatives user exception.

A Fund’s ability to use options, forward contracts and futures may be limited by market conditions, regulatory limits and tax considerations, and a Fund might not employ any of the strategies described above.  There can be no assurance that any strategy used will be successful.  A Fund’s ability to successfully utilize these instruments may depend on the Investment Manager’s ability to predict accurately movements in the prices of the assets underlying the options, forward contracts and futures and movements in securities, interest rates, foreign currency exchange rates, and commodity prices.  There is no assurance that a liquid secondary market for options and futures will always exist, and the historical correlations of the assets underlying the options, forward contracts and futures and portfolio objectives may be imperfect.  There can be no assurance that the techniques described herein will provide adequate hedging or speculative returns, or that such techniques are or will be actually or effectively available due to liquidity, costliness, or other factors.  Hedging maneuvers may fail or actually increase risk, and investors should not assume the availability of any of the hedging opportunities described herein.  In any event, the Investment Manager will not likely attempt or obtain perfect balancing through hedging or otherwise, and a Fund might not use any hedging techniques, as described herein or otherwise, or use options, forward contracts and futures for purely speculative purposes.  It also may be necessary to defer closing out a position to avoid adverse tax consequences.

Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, and swaps), including the Funds, have been excluded from regulation as Commodity Pool Operators (“CPOs”) pursuant to CFTC Regulation 4.5. In February 2012, the CFTC announced substantial amendments to the permissible exclusions, and to the conditions for reliance on the permissible exclusions, from registration as a CPO. To qualify for an exclusion under these amendments to CFTC Regulation 4.5, if a Fund uses commodity interests (such as futures contracts, options on futures contracts, and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition, to qualify for an exclusion, a Fund must satisfy a marketing test, which requires, among other things, that a Fund not hold itself out as a vehicle for trading commodity interests.  CPOs were required to comply with the amendments to CFTC Regulation 4.5, which became effective on April 24, 2012, as of December 31, 2012.

The Investment Manager currently claims an exclusion (under CFTC Regulation 4.5) from registration as a CPO with respect to each Fund and, in its management of each Fund, intends to comply with one of the two alternative trading limitations described above and the marketing limitation with respect to each Fund. Complying with the trading limitations may restrict the Investment Manager’s ability to use derivatives as part of the Funds’ investment strategies. Although the Investment Manager expects to be able to execute the Funds’ investment strategies within the limitations, the Funds’ performance could be adversely affected. In addition, rules adopted by the SEC and CFTC under the Dodd-Frank Wall Street Reform and Consumer Protection Act may limit the availability of certain derivatives, may make the use of derivatives by the Funds more costly, and may otherwise adversely impact the performance and value of derivatives.

In addition to the products, strategies, and risks described below, the Investment Manager may discover additional opportunities in connection with options, futures, and forward currency contracts.  These new opportunities may become available, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed.  The Investment Manager may utilize these opportunities to the extent they are consistent with a Fund’s investment objective and are permitted by a Fund’s investment limitations and applicable regulatory authorities.

Cover for Options, Futures, and Forward Currency Contract Strategies.  A Fund will seek to comply with SEC guidelines and rules (including Rule 18f-4) regarding the use of these instruments, including requirements relating to cover for these instruments, and will seek to, if required, (1) set aside or segregate cash or liquid securities whose value is marked to the market daily in the prescribed amount, or

(2) enter into an offsetting (“covered”) position in securities, currencies, or other options, or futures contracts.  Assets used for cover cannot be sold or closed while the position in the corresponding instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of a Fund’s assets could impede portfolio management or the Fund’s ability to meet current obligations.

Option Strategies.  A Fund may purchase and write (sell) both exchange traded options and options traded on the over-the-counter (“OTC”) market.  Exchange traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed; which, in effect, guarantees completion of every exchange traded option transaction.  In contrast, OTC options are contracts between a Fund and its counterparty with no clearing organization guarantee.  Thus, when a Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities, currencies, or other instrument underlying the option.  Failure by the dealer to do so may result in the loss of any premium paid by a Fund as well as the loss of the expected benefit of the transaction.

A Fund may purchase call options on securities (both equity and debt) that the Investment Manager intends to include in a Fund’s portfolio in order to fix the cost of a future purchase.  Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security.  In the event of a decline in the price of the underlying security, use of this strategy may serve to limit the potential loss to a Fund to the option premium paid.  Conversely, if the market price of the underlying security increases above the exercise price and a Fund either sells or exercises the option, any profit eventually realized may be reduced by the premium paid.

A Fund may purchase put options on securities to hedge against a decline in the market value of securities held in its portfolio or to attempt to enhance return.  A put option enables a Fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Fund below the exercise price is limited to the option premium paid.  If the market price of the underlying security is higher than the exercise price of the put option, any profit a Fund realizes on the sale of the security may be reduced by the premium paid for the put option less any amount for which the put option may be sold.

A Fund may, on certain occasions, wish to hedge against a decline in the market value of securities held in its portfolio at a time when put options on those particular securities are not available or attractive for purchase.  A Fund may therefore purchase a put option on other selected securities, the values of which historically have positive correlation to the value of such portfolio securities.  If the Investment Manager’s judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged.  However, the correlation between the two values may not be as close in these transactions as in transactions in which a Fund purchases a put option on a security held in its portfolio.  If the Investment Manager’s judgment is not correct, the value of the securities underlying the put option may decrease less than the value of a Fund’s portfolio securities and therefore the put option may not provide complete protection against a decline in the value of those securities below the level sought to be protected by the put option.

A Fund may write call options on securities for hedging or to increase return in the form of premiums received from the purchasers of the options.  A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during or at the end of the option period.  This strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs.  Thus, if the market price of the underlying security held by a Fund declines, the amount of such decline normally will be offset wholly or in part by the amount of the premium received by the Fund.  If, however, there is an increase in the market price of the underlying security to a level in excess of the option exercise price, and the option is exercised, a Fund may be obligated to sell the security at less than its market value.  In addition, a Fund could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase may likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the current market value).  A Fund generally would give up the ability to sell any portfolio securities used to cover the call option while the call option was outstanding.

A Fund also may write put options on securities.  A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period.  So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker/dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security.  If a put option is not exercised, a Fund may realize income in the amount of the premium received.  This technique could be used to enhance current return during periods of market uncertainty.  The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received, in which case a Fund would expect to suffer a loss.

A Fund may purchase and write put and call options on securities indices in much the same manner as the more traditional securities options discussed above.  Index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security.  A securities index assigns values to the securities included in the index and fluctuates with changes in such values.  Settlements of securities index options are effected with cash payments and do not involve delivery of securities.  Thus, upon settlement of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index.  The effectiveness of hedging techniques using securities index options may depend on the extent to which price movements in the securities index selected correlate with price movements of the securities in which a Fund invests.

A Fund may purchase and write straddles on securities and securities indexes.  A long straddle is a combination of a call and a put purchased on the same securities index where the exercise price of the put is less than or equal to the exercise price on the call.  A Fund may enter into a long straddle when the Investment Manager believes that it is likely that securities prices will be more volatile during the term of the options than is implied by the option pricing.  A short straddle is a combination of a call and a put written on the same securities index where the exercise price of the put is less than or equal to the exercise price of the call.  A Fund may enter into a short straddle when the Investment Manager believes that it is unlikely that securities prices will be as volatile during the term of the options as is implied by the option pricing.  In such a case, a Fund normally will set aside cash or segregate cash or liquid assets equivalent in value to the amount, if any, by which the put is “in-the-money,” that is, that amount by which the exercise price of the put exceeds the current market value of the underlying securities index.

Foreign Currency Options and Related Risks.  A Fund may take positions in options on foreign currencies to enhance returns by speculation or to hedge against the risk of foreign exchange rate fluctuations on foreign securities that a Fund holds in its portfolio or that it intends to purchase.  For example, if a Fund enters into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency.  Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, a Fund could hedge against such a decline by purchasing a put option on the currency involved.  A Fund’s ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market.  Although many options on foreign currencies are exchange traded, the majority are traded on the OTC market.  A Fund normally will not purchase or write such options unless, in the Investment Manager’s opinion, the market for them is sufficiently liquid to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency.  In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security.  Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers and other market resources be firm or revised on a timely basis.  Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable.  The interbank market in foreign currencies is a global, around-the-clock market.  To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Special Characteristics and Risks of Options Trading.  A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction.  If a Fund wishes to terminate its obligation to purchase or sell under a put or a call option it has written, the Fund may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written); this is known as a closing purchase transaction.  Conversely, in order to terminate its right to purchase or sell under a call or put option it has purchased, a Fund may sell an option of the same series as the option held; this is known as a closing sale transaction.  Closing transactions essentially permit a Fund, prior to the exercise or expiration of the related option, to realize profits or limit losses on its option position, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another option on the underlying security with a different exercise price and/or expiration date.  A Fund may realize a net gain or loss from a closing purchase transaction depending on whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction.

In considering the use of options to enhance returns by speculation or to hedge a Fund’s portfolio, particular note should be taken of the following:

(1)
The value of an option position reflects, among other things, the current market price of the underlying security, securities index, commodity, or currency (each an “underlying instrument”), the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying instrument, and general market conditions.  For this reason, the successful use of options depends upon the Investment Manager’s ability to forecast the direction of price fluctuations in the underlying securities, commodities or currency markets, or in the case of securities index options, fluctuations in the market sector represented by the selected index.

(2)
Options normally have expiration dates of up to three years.  The exercise price of the options may be below, equal to or above the current market value of the underlying instrument during the term of the option.  Purchased options that expire unexercised have no value.  Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, the Fund will normally realize a loss in the amount of the premium paid and any transaction costs.

(3)
A position in an exchange listed option may be closed out only on an exchange that provides a secondary market for identical options.  Although the Funds intend to purchase or write only those exchange traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time.  Closing transactions may be effected with respect to options traded in the OTC markets only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists.  Although a Fund normally will enter into OTC options with dealers that appear to be willing to enter into, and that are expected to be capable of entering into, closing transactions with a Fund, there can be no assurance that a Fund would be able to liquidate an OTC option at a favorable price at any time prior to expiration.  In the event of insolvency of the counterparty to an OTC option, a Fund may be unable to liquidate an OTC option.  Accordingly, it may not be possible to effect closing transactions with respect to certain options, which may result in a Fund having to exercise those options that it has purchased in order to realize any profit.  With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to a Fund.  For example, because a Fund may maintain a covered position with respect to call options it writes on an instrument, it may not sell the underlying instrument (or invest any cash or securities used to cover the option) during the period it is obligated under such option.  This requirement may impair a Fund’s ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

(4)
Securities index options are settled exclusively in cash.  If a Fund writes a call option on an index, it cannot cover its obligation under the call index option by holding the underlying securities.  In addition, a holder of a securities index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change.

(5)
A Fund’s activities in the options markets may result in a higher portfolio turnover rate (which in turn may result in recognition of net capital gains that will be taxable to shareholders when distributed to them) and additional brokerage costs; however, a Fund also may save on commissions by using options rather than buying or selling individual securities in anticipation or as a result of market movements.

Futures and Related Options Strategies.  A Fund may engage in futures strategies for hedging purposes, to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which it invests (or intends to acquire), or to enhance returns by speculation which may increase such risk.  Such strategies may involve, among other things, using futures strategies to manage the effective duration of a Fund.  If the Investment Manager wishes to shorten a Fund’s effective duration, the Fund may sell an interest rate futures contract or a call option thereon, or may purchase a put option on such futures contract.  If the Investment Manager wishes to lengthen a Fund’s effective duration, the Fund may buy an interest rate futures contract or a call option thereon, or may sell a put option on such futures contract.  Futures contracts and options thereon can also be purchased and sold to attempt to enhance income or returns by speculation.  A Fund may purchase or sell futures contracts or options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance returns by speculation.

A Fund may use interest rate futures contracts and options thereon to position its portfolio with respect to anticipated changes in the general level of interest rates.  A Fund may purchase an interest rate futures contract when it intends to purchase debt securities but has not yet done so.  This strategy may minimize the effect of all or part of an increase in the market price of the debt security that a Fund intends to purchase in the future.  A rise in the price of the debt security prior to its purchase may either be offset by an increase in the value of the futures contract purchased by a Fund or avoided by taking delivery of the debt securities under the futures contract.  Conversely, a fall in the market price of the underlying debt security may result in a corresponding decrease in the value of the futures position.  A Fund may sell an interest rate futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in market value of that security that may accompany an increase in interest rates.

A Fund may purchase a call option on an interest rate futures contract to benefit by a market advance in debt securities that the Fund plans to acquire at a future date.  The purchase of a call option on an interest rate futures contract is analogous to the purchase of a call option on an individual debt security, which can be used as a temporary substitute for a position in the security itself.  A Fund also may write put options on interest rate futures contracts to enhance returns, and may write call options on interest rate futures contracts to offset an anticipated decline in the price of debt securities held in its portfolio.  A Fund also may purchase put options on interest rate futures contracts in order to hedge against a decline in the value of debt securities held in its portfolio or to enhance returns by speculation.

A Fund may sell securities index futures contracts in anticipation of a general market or market sector decline.  To the extent that a portion of a Fund’s portfolio correlates with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions.  For example, if a Fund correctly anticipates a general market decline and sells securities index futures to benefit by this anticipated movement, the gain in the futures position may potentially offset some or all of the decline in the value of the portfolio.  A Fund may purchase securities index futures contracts if a general market or market sector advance is anticipated.  Such a purchase of a futures contract could serve as a temporary substitute for the purchase of individual securities, which securities then may be purchased in an orderly fashion or as part of an attempt to seek capital gain by speculation.  This strategy may minimize the effect of all or part of an increase in the market price of securities that a Fund intends to purchase.  A rise in the price of the securities should be offset wholly or in part by gains in the futures position.

As in the case of a purchase of a securities index futures contract, a Fund may purchase a call option on a securities index futures contract on speculation for capital appreciation or as a hedge against a market advance in securities that the Fund plans to acquire at a future date.  The purchase of put options on securities index futures contracts can be analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss may be incurred by a Fund as part of an attempt to seek capital gain by speculation.

A Fund may sell foreign currency futures contracts to benefit from variations in the exchange rate of foreign currencies in relation to the U.S. dollar.  In addition, a Fund may sell foreign currency futures contracts when the Investment Manager anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market value of a Fund’s foreign securities holdings or interest payments to be received in that foreign currency, or to enhance return by speculation.  In this case, the sale of futures contracts on the underlying currency may reduce the risk to a Fund of a reduction in market value caused by foreign currency exchange rate variations and, by so doing, provide an alternative to the liquidation of securities positions and resulting transaction costs.  When the Investment Manager anticipates a significant foreign exchange rate increase while intending to invest in a security denominated in that currency, a Fund may purchase a foreign currency futures contract to benefit from the increased rates pending completion of the anticipated transaction.  Such a purchase may serve as a temporary measure to protect the Fund against any rise in the foreign currency exchange rate that may add additional costs to acquiring the foreign security position.  A Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign currency exchange rate at limited risk.  A Fund may purchase a call option on a foreign currency futures contract to benefit from a rise in the foreign currency exchange rate while intending to invest in a security denominated in that currency or to enhance returns by speculation.  A Fund may purchase put options on foreign currency futures contracts to benefit from a decline in the foreign currency exchange rates or the value of its foreign portfolio securities or to enhance returns by speculation.  A Fund may write a put option on a foreign currency futures contract and may write a call option on a foreign currency futures contract as an income or capital appreciation strategy.

A Fund may also purchase these instruments to enhance income or return by speculation, for example by writing options on futures contracts.  In addition, a Fund can use these instruments to change its exposure to securities or commodities price changes, or interest or foreign currency exchange rate changes, for example, by changing the Fund’s exposure from one foreign currency exchange rate to another.

A Fund also may write put options on a futures contract while, at the same time, purchasing call options on the same futures contract in order to synthetically create a futures contract.  The options typically will have the same strike prices and expiration dates.  A Fund normally will only engage in this strategy when it appears more advantageous to the Fund to do so as compared to purchasing the futures contract.

A Fund may also purchase and write covered straddles on futures contracts.  A long straddle is a combination of a call and a put purchased on the same futures contracts at the same exercise price.  A Fund may enter into a long straddle when the Investment Manager believes that it is likely that the futures contract will be more volatile during the term of the options than is implied by the option pricing.  A Fund may enter into a short straddle when the Investment Manager believes that it is unlikely that the futures contract will be as volatile during the term of the options as is implied by the option pricing.

Special Characteristics and Risks of Futures and Related Options Trading.  No price is paid upon entering into a futures contract.  Instead, upon entering into a futures contract, a Fund is required to segregate in the name of the futures broker through whom the transaction is effected an amount of cash or liquid securities generally equal to 10% or less of the contract value whose value is marked to the market daily.  This amount is known as “initial margin.”  When writing a call or a put option on a futures contract and certain options on currencies, margin also must be deposited in accordance with applicable exchange rules.  Unlike margin in securities transactions, initial margin does not involve borrowing to finance the futures or options transactions.  Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied.  Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment.  Additionally, initial margin requirements may be increased generally in the future by regulatory action.  Subsequent payments, called “variation margin,” to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as “marking to the market.”  For example, when a Fund purchases a contract and the value of the contract rises, it receives from the broker a variation margin payment equal to that increase in value.  Conversely, if the value of the futures position declines, the Fund is required to make a variation margin payment to the broker equal to the decline in value.  Variation margin does not involve borrowing to finance the transaction but rather represents a daily settlement of the Fund’s obligations to or from a clearing organization.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option.  Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or option may vary either up or down from the previous day’s settlement price.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit.  The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions.  As a result, a Fund’s access to other assets held to cover its options or future positions could also be impaired. In such event, it may not be possible for a Fund to close a position and, in the event of adverse price movements, it may have to make daily cash payments of variation margin (except in the case of purchased options).

In considering a Fund’s use of futures contracts and options, particular note should be taken of the following:

(1)
Futures and options are highly speculative and aggressive instruments.  Successful use by a Fund of futures contracts and options may depend upon the Investment Manager’s ability to predict movements in the direction of the overall securities, currencies, precious metals and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities.  Moreover, these contracts relate not only to the current price level of the underlying instrument or currency but also to the anticipated price levels at some point in the future.  There is, in addition, the risk that the movements in the price of the contract will not correlate with the movements in the prices of the securities, commodities or currencies underlying the contract or the Fund’s portfolio securities.  For example, if the price of the securities index futures contract moves less than the price of the securities, the correlation will be imperfect.  Further, if the price of the securities has moved in an unfavorable direction, a Fund may be in a better position than if it had not used the contract at all.  If the price of the securities has moved in a favorable direction, the advantage may be partially offset by losses in the contract position.  In addition, if a Fund has insufficient cash, it may have to borrow or sell assets from its portfolio to meet daily variation margin requirements.  Any such sale of assets may or may not be made at prices that reflect a rising market.  Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to it.  If the price of the contract moves more than the price of the underlying securities, a Fund can experience either a loss or a gain on the contract that may or may not be completely offset by movements in the price of the securities.

(2)
In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures or options position and the underlying instruments, movements in the prices of these contracts may not correlate perfectly with movements in the prices of the securities, precious metals or currencies due to price distortions in the futures and options market.  There may be several reasons unrelated to the value of the underlying instruments that cause this situation to occur.  First, as noted above, all participants in the futures and options market are subject to initial and margin requirements.  If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts or options through offsetting transactions, distortions in the normal price relationship between the securities, precious metals, currencies and the futures and options markets may occur.  Second, because the margin deposit requirements in the futures and options market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market; such speculative activity in the futures market also may cause temporary price distortions.  As a result, a correct forecast of general market trends may not result in successful use of futures contracts or options over the short term.  In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

(3)
Positions in futures contracts and options on futures may be closed out only on an exchange or board of trade that provides a secondary market for such contracts.  Although a Fund intends to purchase and sell such contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time.  In such event, it may not be possible to close a position, and in the event of adverse price movements, a Fund may continue to be required to make variation margin payments.

(4)
Like options on securities and currencies, options on futures contracts have limited life.  The ability to establish and close out options on futures may be subject to the maintenance of liquid secondary markets on the relevant exchanges or boards of trade.

(5)
Purchasers of options on futures contracts pay a premium at the time of purchase.  This amount and the transaction costs are all that is at risk.  Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements.  In addition, although the maximum amount at risk when a Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract may result in a loss to the Fund when the use of a futures contract may not, such as when there is no movement in the level of the underlying securities index value or the underlying securities, precious metals or currencies.

(6)
As is the case with options, a Fund’s activities in the futures and options on futures markets may result in a higher portfolio turnover rate (which in turn may result in recognition of net capital gains that will be taxable to shareholders when distributed to them) and additional transaction costs in the form of added brokerage commissions; however, the Fund also may save on commissions by using futures contracts or options thereon rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

Special Risks Related to Foreign Currency Futures Contracts and Related Options.  Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally.  In addition, there are risks associated with foreign currency futures contracts and their use similar to those associated with options on foreign currencies described above.

Options on foreign currency futures contracts may involve certain additional risks.  The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.  Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs).  However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract may result in a loss, such as when there is no movement in the price of the underlying currency or futures contract, when the purchase of the underlying futures contract may not result in such a loss.

Forward Currency Contracts.  A Fund may use forward currency contracts to protect against uncertainty in the level of future foreign currency exchange rates or to enhance returns by speculation.  A Fund may also use forward currency contracts in one currency or basket of currencies to attempt to benefit by fluctuations in the value of securities denominated in a different currency if the Investment Manager anticipates that there may be a correlation between the two currencies.

A Fund may enter into forward currency contracts with respect to specific transactions.  For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds or anticipates purchasing, it may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction.  The Fund normally will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared or accrues, and the date on which the payments are made or received.  A Fund also may use forward currency contracts in connection with portfolio positions.

A Fund also may use forward currency contracts to shift its exposure from one foreign currency to another.  For example, if a Fund owns securities denominated in a foreign currency and the Investment Manager believes that currency may decline relative to another currency, it might enter into a forward contract to sell the appropriate amount of the first currency with payment to be made in the second currency.  Transactions that use two foreign currencies are sometimes referred to as “cross hedging.”  Use of a different foreign currency magnifies the Fund’s exposure to foreign currency exchange rate fluctuations.  A Fund also may purchase forward currency contracts to enhance income when the Investment Manager anticipates that the foreign currency may appreciate in value, but securities denominated in that foreign currency do not present attractive investment opportunities.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies can change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if the market value of the security exceeds the amount of foreign currency the Fund is obligated to deliver.  The projection of short term currency market movements is extremely difficult and the successful execution of a short term strategy is highly uncertain.  Forward contracts involve the risk that anticipated currency movements may not be accurately predicted, causing a Fund to sustain losses on these contracts and transaction costs.  Under normal circumstances, consideration of the prospects for currency parities may be incorporated into the longer term investment decisions made with regard to overall diversification or other investment strategies.  However, the Investment Manager believes that it is important to have the flexibility to enter into forward contracts when it determines that the best interests of a Fund may be served.

At or before the maturity date of a forward contract requiring a Fund to sell a currency, it may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which it will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver.  Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract.  The Fund may realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing.  Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.  The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance.  In addition, although the use of forward currency contracts for hedging may limit the risk of loss due to a decline in the value of the hedged currencies, at the same time it limits any potential gain that might result should the value of the currencies increase.

Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.  A Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

FUND COMPLEX
The investment companies (“Fund Complex”) advised by affiliates of Winmill & Co. Incorporated (“Winco”), the parent company of the Investment Manager, are:

Bexil Investment Trust (closed end investment company)
Foxby Corp. (closed end investment company)
Midas Series Trust (open-end investment company with two series:  Midas Fund and Midas Magic)

OFFICERS AND TRUSTEES
The Board of Trustees is responsible for the management and supervision of the Funds.  The Board approves all significant agreements with those companies that furnish services to the Funds.  These companies are as follows:  Midas Management Corporation, the Funds’ Investment Manager; Midas Securities Group, Inc., the Funds’ distributor (the “Distributor”); Ultimus Asset Services, LLC, the Funds’ transfer and dividend disbursing agent, fund accountant, and tax service provider (the “Transfer Agent”); and HNB, and its global subcustodial network, the custodian of the Funds’ securities and a provider of credit facilities under the Credit Agreement.

The independent Trustees of the Trust (i.e., the trustees who are not “interested persons” as defined in the 1940 Act, of any of the Funds in the Fund Complex) are also members of the Audit Committee and Nominating Committee of the Board.  The Audit Committee normally meets two times per year.  The Audit Committee, among other things, meets with the Funds’ Independent Registered Public Accounting Firm (“IRPAF”) to review its financial reporting, external audit matters, and fees charged by the IRPAF and evaluates the independence of the IRPAF.  The Audit Committee is also responsible for recommending the selection, retention, or termination of the IRPAF and to review any other relevant matters, in order to provide the highest level of integrity and accuracy in the Funds’ financial reporting.  The Audit Committee met twice during the fiscal year ended December 31, 2023.

The Nominating Committee’s primary purposes and responsibilities are (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created, (ii) to consider all candidates proposed to become members of the Board, subject to the procedures and policies set forth in the Trust’s Declaration of Trust and/or Bylaws or resolutions of the Board and other relevant factors, (iii) to select and nominate, or recommend for nomination by the Board, candidates for election as Trustees and (iv) to set any necessary standards or qualifications for service on the Board.  The Nominating Committee may consider director nominees by shareholders.  Recommendations for consideration by the Nominating Committee should be sent to the Secretary of the Trust at 2255 Buffalo Road, Rochester, NY 14624.  Shareholder proposals must be received within a reasonable time before the Trust begins to print and send its proxy materials relating to a particular meeting to be considered for inclusion in that proxy statement and form of proxy relating to the meeting.  Shareholder proposals that are not received within a reasonable time before the Trust begins to print and send its proxy materials relating to a particular meeting will be considered untimely.  Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Trust’s proxy materials. Inclusion of such proposals is subject to applicable law and the governing documents of the Trust.  The Trust does not hold regular annual meetings of shareholders   The Nominating Committee did not meet during the fiscal year ended December 31, 2023.

The Board has also established an Executive Committee of which Mr. Thomas Winmill is the sole member.  The Executive Committee meets from time to time, as needed, and except as further limited by the Board, when the Board is not in session the Executive Committee may exercise all powers of the Board in the management of the business and affairs of the Trust. The Executive Committee did not meet during the fiscal year ended December 31, 2023.

The names of the Trustees of the Trust, and their respective offices, dates of birth, and principal occupations during the last five years are set forth below.

INDEPENDENT TRUSTEES (1)
Name, Address (2), and Date of Birth	Trustee Since (3)	Principal Occupation and Business Experience for the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee (4)	Other Directorships Held by Trustee During the Past Five Years (5)
Roger Atkinson January 25, 1961	2020	Since 2007, Mr. Atkinson has served as a manager with Cell-Mark Inc., a pulp and paper trading company. His responsibilities include directing trading activity, acquisitions, and risk management.	4	None
Jon Tomasson September 20, 1958	2017
Mr. Tomasson serves as Chief Executive Officer of Vinland Capital Investments, LLC (since 2002), a real estate investment company that he founded, and Chief Investment Officer of NRE Capital Partners LLC (since 2019), a private real estate lending company. Prior to starting Vinland, Mr. Tomasson was a principal with Cardinal Capital, a leading investor in single-tenant net-leased property, and served as a Vice President at Citigroup in the Global Real Estate Equity and Structured Finance group, part of the Real Estate Investment Bank, with both transactional and various management responsibilities.
			4	None
Peter K. Werner August 16, 1959	2012 (predecessor Fund: 2004)	Retired. Previously, Mr. Werner taught, directed, and coached many programs at The Governor’s Academy of Byfield MA. He also previously held the position of Vice President in the Fixed Income Departments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading.	4	None
INTERESTED TRUSTEE
Thomas B. Winmill (6) (7) PO Box 4 Walpole, NH 03608 June 25, 1959	2012 (predecessor Fund: 1993)
Mr. Winmill is President, Chief Executive Officer, Chairman, Chief Legal Officer, and a Trustee or Director of the Trust, Bexil Investment Trust, and Foxby Corp. He is a Director or Manager, President, Chief Executive Officer, and Chief Legal Officer of the Investment Manager and Bexil Advisers LLC, registered investment advisers (collectively, the “Advisers”), Midas Securities Group, Inc., a registered broker-dealer (the “Broker-Dealer”), Bexil Corporation, a holding company (“Bexil”), and Winco, a holding company. He is a Director of Global Self Storage, Inc., a self storage REIT (“SELF”) and Bexil American Mortgage Inc. He is Chairman of the Investment Policy Committee of each of the Advisers (the “IPCs”), and he is a portfolio manager of Midas Fund, Midas Magic, Bexil Investment Trust, and Foxby Corp. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute.
			4	Global Self Storage, Inc.

(1) Refers to Trustees who are not “interested persons” of the Fund as defined under the Act.
(2) Unless otherwise noted, the address of record for the Trustees is 2255 Buffalo Road, Rochester, NY 14624.
(3) Each Trustee shall hold office until his or her successor is elected, his or her death, or the Trust terminates, whichever is sooner, with certain exceptions.
(4) The “Fund Complex” is comprised of each series of the Trust, Bexil Investment Trust, and Foxby Corp., which are managed by the Investment Manager or its affiliate.
(5) Refers to directorships and trusteeships held by a Trustee during the past five years in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (“1934 Act”) or any company registered as an investment company under the Act, excluding those within the Fund Complex.
(6) Thomas B. Winmill is an “interested person” (as defined in the Act) of the Trust because of his position with the Investment Manager.
(7) Thomas B. Winmill and Mark C. Winmill are brothers.

Messrs. Atkinson, Tomasson, and Werner also serve on the Audit and Nominating Committees of the Board. Mr. Winmill also serves on the Executive Committee of the Board.

None of the independent Trustees, nor their immediate family members, held any positions (other than trustee or director of the Funds in the Fund Complex) with the Investment Manager, the Distributor, Winco, or their affiliates or any person directly or indirectly controlling, controlled by, or under common control with the Investment Manager, the Distributor, Winco, or their affiliates, during the two most recently completed calendar years.

Overall responsibility for the management of the Funds rests with the Board of Trustees.  The Board recognizes the critical role that the Trustees, and particularly the independent Trustees, serve.  The Board is not responsible for day-to-day management of the Funds but it does bear important other duties.  To enhance the independence and effectiveness of the Trustees in these endeavors, and to assist them in serving their role on behalf of the interests of the Funds’ shareholders, the Board has adopted, and periodically reviews, policies and procedures designed to address and monitor risks to the Funds and conflicts of interest of which the Board is aware between the Funds and the Investment Manager and other service providers to the Funds.  Such risks include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business and disclosure risks relating to the Funds.  Under the overall supervision of the Board, the Investment Manager and other service providers to the Funds also have implemented a variety of processes, procedures, and controls to address these risks.  Different processes, procedures and controls are employed with respect to different types of risks.  These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Funds and other service providers, but there can be no assurance that all risks can be avoided.  Officers of the Trust, including the President, Chief Financial Officer, General Counsel, and Chief Compliance Officer (“CCO”), report to the Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management.  The Chief Financial Officer also reports regularly to the Board and to the Audit Committee on the Funds’ internal controls and accounting and financial reporting policies and practices.  The Board and the Audit Committee also receive regular reports from the Funds’ IRPAF on internal control and financial reporting matters.  On at least a quarterly basis, the Board meets with the Funds’ CCO, including meeting in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Funds’, Investment Manager’s, and other service providers’ compliance programs.  In addition, the Board also receives reports from the Investment Manager on the investments and securities trading of the Funds, as well as reports from the Investment Manager’s Valuation Committee regarding the valuation of those investments.  The Board receives reports from the Funds’ primary service providers on a periodic or regular basis, including the Investment Manager as well as the Funds’ Custodian and Distributor.  The Investment Manager also reports to the Board on other matters relating to risk management on a regular and as-needed basis.

Thomas B. Winmill, an “interested person” of the Funds, acts as Chairman of the Board of the Trust.  The Board does not have a “lead independent Trustee.”  Given the policies described above, the Trustees have determined that the current leadership structure of the Board is appropriate.

With respect to the specific experience, qualifications, attributes, or skills that led to the conclusion that each person should serve as a Trustee of the Trust, the Board considered and evaluated each Trustee’s relevant knowledge, experience, and expertise, the Trustee’s ability to carry out his duties in the best interests of the Funds, and the Trustee’s independence.  Mr. Atkinson has experience with financial, accounting, regulatory, investment, and Board operational matters as well as monitoring the Investment Manager and other Fund service providers through his current position as a manager at CellMark, Inc., a pulp and paper trading company, where he directs trading activity, acquisitions, and risk management, various former positions, including serving as the sole member of Fort Vancouver Paper LLC, an international trading company, and his service as a fund independent trustee and director. Mr. Tomasson has experience with financial, accounting, regulatory, investment, and board operational matters as well as monitoring the Investment Manager and other Fund service providers through his current position as Chief Executive Officer of Vínland Capital Investments, LLC, and his former positions as a principal with Cardinal Capital Partners, and as a Vice President at Citigroup in the Global Real Estate Equity and Structured Finance group, part of the Real Estate Investment Bank. Mr. Werner has experience with financial, accounting, regulatory, investment, and Board operational matters as well as monitoring the Investment Manager and other Fund service providers through his former position as Vice President in the Fixed Income Departments of Lehman Brothers and First Boston and as a result of his service as a fund independent Trustee for more than fifteen years.  Additionally, each of Messrs.  Tomasson and Werner has been deemed an Audit Committee financial expert as defined in the Sarbanes-Oxley Act of 2002 or other applicable law.  Mr. Thomas Winmill has experience with financial, accounting, regulatory, investment, and Board operational matters as well as monitoring the Investment Manager and other Fund service providers as a result of his service as a Fund/Trust officer and interested Trustee for more than twenty years.

The executive officers of the Trust, other than those who serve as Trustees, each of whom serves at the pleasure of the Board, are as follows:

OFFICERS OF THE TRUST
Name, Address (1), and Date of Birth	Title and Officer Since (2)	Principal Occupation and Business Experience for the Past Five Years
Russell Kamerman, Esq. July 8, 1982	Chief Compliance Officer since 2014. Secretary and General Counsel since 2017
Chief Compliance Officer, Secretary, and General Counsel of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealer, and Bexil. He is Assistant Chief Compliance Officer, Assistant Secretary, and Assistant General Counsel of SELF, and Tuxis Corporation, a real estate company (‘‘Tuxis”). He is Assistant Chief Compliance Officer, Assistant Secretary, and Co-General Counsel of Winco. He is a member of the New York State Bar and the Chief Compliance Officer Committee and the Advertising Compliance Advisory Committee of the Investment Company Institute.

Heidi Keating March 28, 1959	Vice President since 2012 (predecessor Fund: 1988)	Vice President of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealer, Bexil, SELF, Tuxis, and Winco. She is a member of the IPCs.
Donald Klimoski II, Esq. September 24, 1980	Assistant Secretary, Assistant General Counsel, and Assistant Chief Compliance Officer since 2017
Assistant Secretary, Assistant General Counsel, and Assistant Chief Compliance Officer of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealer, and Bexil. He is Chief Compliance Officer, Secretary, and General Counsel of SELF and Tuxis. He is Chief Compliance Officer, Secretary, and Co-General Counsel of Winco.  He is a member of the New York, New Jersey and Patent Bars and the Compliance Advisory Committee of the Investment Company Institute. Previously, he served as Associate General Counsel of Commvault Systems, Inc. Prior to that, he was an associate at Sullivan & Cromwell LLP, where his practice focused on mergers and acquisitions, securities law, corporate governance, intellectual property and related matters.

Thomas O’Malley July 22, 1958	Chief Accounting Officer, Chief Financial Officer, Treasurer, and Vice President since 2012 (predecessor Fund: 2005)
Chief Accounting Officer, Chief Financial Officer, Vice President, and Treasurer of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealer, Bexil, SELF, Tuxis, and Winco. He is a certified public accountant.

Louis Soulios July 24, 1981	Vice President, Finance, since 2022	Vice President, Finance, of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealer, Bexil, SELF, Tuxis, and Winco. He is a certified public accountant.
Mark C. Winmill (3) November 26, 1957	Vice President since 2012
Vice President of the other investment companies in the Fund Complex and Midas Management Corporation. He is a member of the IPCs. He is President, Chief Executive Officer, Chairman, and a Director of SELF and Tuxis. He is Executive Vice President and a Director of Winco, and a principal of the Broker-Dealer.

(1) Unless otherwise noted, the address of record for the officers is 2255 Buffalo Road, Rochester, NY 14624.
(2) Officers hold their positions with the Trust until a successor has been duly elected and qualifies. Officers are generally elected annually at the December meeting of the Board of Trustees. The officers were last elected on December 13, 2023.
(3) Thomas B. Winmill and Mark C. Winmill are brothers.

The following table presents certain information regarding the beneficial ownership of each Fund’s shares as of December 31, 2023 by each Trustee of the Trust.

Name of Trustee	Dollar Range of Equity Securities in Midas Fund	Dollar Range of Equity Securities in Midas Magic	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Complex

Independent Trustees:
Roger Atkinson	None	None	Over $100,000

Jon Tomasson	None	None	None

Peter K. Werner	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000

Interested Trustee:
Thomas B. Winmill	Over $100,000	Over $100,000	Over $100,000

As of December 31, 2023, no independent Trustee or member of his immediate family owned beneficially or of record any securities in the Investment Manager or the Distributor or in any person controlled by, under common control with, or controlling the Investment Manager or the Distributor.

During the fiscal year ended December 31, 2023, the independent Trustees received (or were entitled to receive) the following fees for service as a Trustee:

Compensation Table

Name of Person, Position	Aggregate Compensation From Each Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees

Roger Atkinson, Trustee	$5,061 (Midas Fund) $7,014 (Midas Magic)	None	None	$50,625

Jon Tomasson, Trustee	$4 ,651 (Midas Fund) $6,424 (Midas Magic)	None	None	$48,625

Peter K. Werner, Trustee	$4,651 (Midas Fund) $6,424 (Midas Magic)	None	None	$47,625

Except for the Funds’ CCO, no officer, trustee or employee of the Investment Manager received any compensation from the Funds for acting in their capacity as such for the Funds.  With respect to the Funds’ CCO, however, the Board appointed the CCO of the Funds to report directly to the Board and to have such duties and responsibilities as are required by Rule 38a-1 of the 1940 Act and as the Board may further define from time to time.  The fair and reasonable compensation of the CCO is subject to the approval of the Board.  Payment of such CCO compensation is made by the Investment Manager in advance of reimbursement by the Funds pursuant to the Investment Management Agreement, as described below.  Further, such CCO compensation is charged to parties other than the Funds based on an estimated assessment of time and other factors.

As of January 31, 2024, officers and Trustees of the Trust directly and indirectly beneficially owned, in the aggregate, approximately 1% of the outstanding shares of Midas Fund and approximately 2% of the outstanding shares of Midas Magic.

PRINCIPAL SHAREHOLDERS
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. As of April 1, 2024, the following persons were record owners (or to the knowledge of a Fund, beneficial owners) of 5% or more of the outstanding shares of such Fund:

Name and Address	% Ownership (Applicable Fund)	Type of Ownership
Charles Schwab & Co. Inc./Reinvest Acct Attn: Mutual Funds Dept. 101 Montgomery St. San Francisco, CA 94104-4122	10.27% (Midas Fund)	Record
Charles Schwab & Co. Inc./Reinvest Acct Attn: Mutual Funds Dept. 101 Montgomery St. San Francisco, CA 94104-4122	5.39% (Midas Magic )	Record

As of April 1, 2024, no shareholder owned a controlling interest (25% or greater) of any Fund.

CODE OF ETHICS
The Funds, the Investment Manager, and the Distributor each has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (the “Code of Ethics”) that permits its personnel, subject to such code, to invest in securities for their own accounts, including securities that may be purchased or held by the Funds.  The Code of Ethics and related procedures restrict the personal securities transactions of its employees and require portfolio managers and other investment personnel to comply with pre-clearance and disclosure procedures.  Its primary purpose is to, among other things, ensure that personal trading by the Investment Manager’s employees does not disadvantage the Funds.

PROXY VOTING
The Board has delegated the Funds’ vote of proxies, as described in the Funds’ proxy voting policies and procedures (attached to this SAI as Appendix A), to an independent third party voting service.  The Funds have retained the right to override the delegation to the independent third party voting service on a case by case basis.  With respect to a vote upon which a Fund overrides the third party voting service delegation to the extent that such vote presents a conflict of interest with management, the Fund normally will disclose such conflict to and obtain consent from the Trust’s independent Trustees or a committee thereof prior to voting the proxy.

A Fund may recall a loaned security in time to vote proxies or otherwise obtain rights to vote proxies of loaned securities if, among other things, the Fund believes a material event is likely to occur.

In addition, information regarding how each Fund voted proxies relating to its portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request by calling the Funds toll-free at 1-800-400-MIDAS (6432) or on the Funds’ website at http://www.midasfunds.com and on the SEC website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS
It is the policy of the Investment Manager to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.  The Funds have adopted Portfolio Information Disclosure Procedures (“Disclosure Policies”), as described below, which set forth the policies to be followed by the Funds’ officers and the Investment Manager when disclosing information about the portfolio holdings of the Funds.

Generally, no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except as provided in the Disclosure Policies; although nothing therein is intended to prevent the disclosure of any and all portfolio information to the Funds’ services providers who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality imposed by law and/or contract.  Such service providers may include, without limitation, the Investment Manager, Custodian, fund accountants, IRPAF, attorneys, and each of their respective affiliates and advisors.

Pursuant to the Disclosure Policies, each officer of the Funds may authorize the disclosure of non-public information concerning the portfolio holdings of the Funds on a case by case basis, subject to the approval of the CCO.  The Investment Manager may publicly disclose all month end portfolio holdings of all Funds after a 30 day delay.  With respect to analytical information, the Investment Manager may distribute the following information concerning each Fund’s month end portfolio prior to the 30 day delay period, provided that (a) at least 15 calendar days have elapsed since the month end to which the information relates and (b) the information has been made publicly available via the Investment Manager’s website or at www.midasfunds.com (but not earlier than the 15 calendar day restriction):  top ten holdings and the total percentage of the Fund such aggregate holdings represent, sector information, and the total percentage of the Fund held in each sector, and any other analytical data that does not identify any specific portfolio holding.  Examples of permitted data include total net assets, number of holdings, market capitalization, P/E ratio, R2, and beta.

The Investment Manager may disclose (or authorize a service provider to the Funds to disclose) month end portfolio holdings for a legitimate business purpose (which shall not include the receipt of compensation as consideration for the disclosure) before the expiration of the applicable delay periods identified above and public disclosure of the information.  The Investment Manager may distribute portfolio holdings information pursuant to a third party service arrangement with Institutional Shareholder Services (“ISS”) which provides that ISS does not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds or the portfolio securities before the expiration of the applicable delay periods identified above and public disclosure of such information.  Entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with the Disclosure Policies.

Officers or employees of the Investment Manager or the Funds may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information previously has been publicly disclosed in accordance with these Disclosure Policies.  Certain exceptions to the Disclosure Policies permit the non-public disclosure of portfolio holdings to a limited group of third parties so long as the third party has signed a written confidentiality agreement.  Notwithstanding anything to the contrary, the Board of Trustees and the Investment Manager may, on a case by case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies.  The Disclosure Policies may not be waived, or exceptions made, without the consent of the Funds’ CCO.  All waivers and exceptions are to be disclosed to the Board of Trustees no later than its next regularly scheduled quarterly meeting.  Nothing contained in the Disclosure Policies is intended to prevent the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies, as described above, seek to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders and address potential conflicts between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment manager; principal underwriter; or any affiliated person of the Fund, its investment manager, or its principal underwriter, on the other.

INVESTMENT MANAGEMENT
The Investment Manager, a registered investment adviser, is a wholly owned subsidiary of Winco.  Other principal subsidiaries of Winco include Midas Securities Group, Inc., the Funds’ distributor and a registered broker-dealer.  The principal business address of Winco and its subsidiaries, including Midas Securities Group, Inc., is 2255 Buffalo Road, Rochester, NY 14624.

Winco is a Delaware corporation whose securities are traded in the over the counter market.  Thomas B. Winmill and Mark C. Winmill control Winco through a voting trust.

Listed below are affiliated persons of the Funds who are also affiliated persons of the Investment Manager.  The capacities by which they are affiliated are also included.

Affiliated Persons of the Funds, the Investment Manager, and the Distributor

Affiliated Person	Position(s) with Funds	Position(s) with Investment Manager	Position(s) with Distributor

Thomas B. Winmill	Trustee, Chairman, President, Chief Executive Officer, Chief Legal Officer	Director, Chairman, President, Chief Executive Officer, Chief Legal Officer, IPC Chairman, Portfolio Manager	Director, Chairman, President, Chief Executive Officer, Chief Legal Officer

Mark C. Winmill	Vice President	Chief Investment Strategist, IPC Member, Executive Vice President	Principal, Executive Vice President

Thomas O’Malley	Vice President, Chief Financial Officer, Chief Accounting Officer, Treasurer	Director, Chief Financial Officer, Chief Accounting Officer, Treasurer, Vice President	Director, Chief Financial Officer, Chief Accounting Officer, Treasurer, Vice President

Russell Kamerman	General Counsel, Secretary, Chief Compliance Officer	General Counsel, Secretary, Chief Compliance Officer	General Counsel, Secretary, Chief Compliance Officer

Heidi Keating	Vice President	Vice President, IPC Member	Vice President

Donald Klimoski II	Assistant General Counsel, Assistant Chief Compliance Officer, Assistant Secretary	Assistant General Counsel, Assistant Secretary, Assistant Chief Compliance Officer	Assistant General Counsel, Assistant Secretary, Assistant Chief Compliance Officer

INVESTMENT MANAGEMENT AGREEMENT
The Trust has entered into an Investment Management Agreement with the Investment Manager under which the Investment Manager acts as general manager of each Fund, and is responsible for the various functions assumed by it, including the regular furnishing of advice with respect to portfolio transactions.  The Investment Manager also furnishes or obtains on behalf of each Fund all services necessary for the proper conduct of the Fund’s business and administration.  As compensation for its services to each Fund, the Investment Manager is entitled to a fee, payable monthly and accrued daily, based upon each Fund’s average daily net assets.

The Investment Management Agreement (including the fees paid by each Fund) is essentially identical to the previous investment management agreements entered into between the Investment Manager and each of the Predecessor Funds.

Under the Investment Management Agreement, the Investment Manager receives a fee at the annual rate from each of the Funds as set forth below:

Midas Fund

1.00% of the first $200 million of the Fund’s average daily net assets
.95% of average daily net assets over $200 million up to $400 million
.90% of average daily net assets over $400 million up to $600 million
.85% of average daily net assets over $600 million up to $800 million
.80% of average daily net assets over $800 million up to $1 billion
.75% of average daily net assets over $1 billion.

Midas Magic

1.00% of the first $10 million of the Fund’s average daily net assets
7/8 of 1.00% of average daily net assets over $10 million up to $30 million
3/4 of 1.00% of average daily net assets over $30 million up to $150 million
5/8 of 1.00% of average daily net assets over $150 million up to $500 million
1/2 of 1.00% of average daily net assets over $500 million.

The foregoing fees are calculated on the daily value of each Fund’s net assets at the close of each business day.  The foregoing fees for the Funds are higher than fees paid by most other investment companies.

During the fiscal years ended December 31, 2021, 2022, and 2023, the Funds paid the Investment Manager the following investment advisory fees, reflected in the column, “Amount Paid.”  The Investment Manager did not waive any fees during this time period.

Year	Fund Name	Amount Paid
2021	Midas Fund Midas Magic	$156,588 $184,303
2022	Midas Fund Midas Magic	$124,683 $167,131
2023	Midas Fund Midas Magic	$117,613 $154,304

Reimbursement for Administration

The Investment Manager shall supply the Funds and the Board of Trustees with reports and statistical data, as reasonably requested. In addition, if requested by the Trust’s Board of Trustees, the Investment Manager or its affiliates may provide services to the Trust or Funds such as, without limitation, accounting, administration, bookkeeping, broker/dealer recordkeeping, clerical, compliance, custody, dividend disbursing, fulfillment of requests for Fund information, proxy soliciting, securities pricing, registrar, and transfer agent services. Any reports, statistical data, and services so requested, or approved by the Board of Trustees, and supplied or performed will be for the account of the applicable Fund and the costs and out-of-pocket charges of the Investment Manager and its affiliates in providing such reports, statistical data or services shall be paid by that Fund, subject to periodic reporting to and examination by the independent Trustees.  During the fiscal years ended December 31, 2021, 2022, and 2023 the Funds reimbursed the Investment Manager for such administration services as follows:

Year	Fund Name	Reimbursement Amount
2021	Midas Fund Midas Magic	$89,130 $114,020
2022	Midas Fund Midas Magic	$77,940 $113,645
2023	Midas Fund Midas Magic	$93,330 $129,725

Under the Investment Management Agreement, each Fund assumes and pays all the expenses required for the conduct of its business including, but not limited to:  (a) fees of the Investment Manager; (b) fees and commissions in connection with the purchase and sale of portfolio securities for the Funds; (c) costs, including the interest expense, of borrowing money; (d) fees and premiums for the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance; (e) taxes levied against the Funds and the expenses of preparing tax returns and reports; (f) auditing fees and expenses; (g) legal fees and expenses (including reasonable fees for legal services rendered to the Funds by the Investment Manager or its affiliates); (h) salaries and other compensation of (1) any of the Funds’ officers and employees who are not officers, trustees, shareholders or employees of the Investment Manager or any of its affiliates, and (2) the Funds’ CCO to the extent determined by the independent Trustees; (i) fees and expenses incidental to Trustee and shareholder meetings of the Funds, the preparation and mailings of proxy material, prospectuses, and reports of the Funds to shareholders, the filing of reports with regulatory bodies, and the maintenance of the Funds’ legal existence; (j) costs of the registration of the Funds’ shares with Federal and state securities authorities (and maintenance of such registration); (k) payment of dividends; (l) costs of share certificates; (m) fees and expenses of the independent Trustees; (n) fees and expenses for accounting, administration, bookkeeping, broker/dealer recordkeeping, clerical, compliance, custody, dividend disbursing, reports providing and fulfillment of requests for Fund information, proxy soliciting, securities pricing, registrar, and transfer agent services (including costs and out-of-pocket expenses payable to the Investment Manager or its affiliates for such services); (o) costs of necessary office space rental and Fund web site development and maintenance; (p) costs of membership dues and charges of investment company industry trade associations; (q) such non-recurring expenses as may arise, including, without limitation, actions, suits or proceedings affecting the Funds and the legal obligation which the Funds may have to indemnify its officers and Trustees or settlements made; and (r) any and all organizational expenses of the Funds paid by the Investment Manager, which shall be reimbursed by the Funds at such time or times agreed to by the Funds and the Investment Manager.

The Investment Management Agreement provides that the Investment Manager will not be liable to a Fund or any shareholder of a Fund for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates.  Nothing contained in the Investment Management Agreement, however, shall be construed to protect the Investment Manager against any liability to a Fund by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of obligations and duties under the Investment Management Agreement.

The Investment Management Agreement will continue with respect to each Fund for successive periods of twelve months, provided that its continuance is specifically approved at least annually for each Fund by (a) the Board or by the holders of a majority of the outstanding voting securities of a Fund as defined in the 1940 Act, and (b) a vote of a majority of the Trustees who are not parties to the Investment Management Agreement, or interested persons of any such party.  The Investment Management Agreement may be terminated without penalty at any time either by a vote of the Board of Trustees or the holders of a majority of the outstanding voting securities of a Fund, as defined in the 1940 Act, on 60 days’ written notice to the Investment Manager, or by the Investment Manager on 60 days’ written notice to a Fund, and shall immediately terminate in the event of its assignment.

Performance Driven Properties, Inc., a wholly owned subsidiary of Winco, has granted the Funds a non-exclusive license to use various service marks and domain names including “Midas” under certain terms and conditions on a royalty free basis.  Such license may be withdrawn in the event the Investment Manager or another subsidiary of Winco is not the Funds’ investment manager.  If the license is terminated, the Funds will eliminate all reference to those marks in their corporate name and cease to use any of such service marks or any similar service marks in its business.

PORTFOLIO MANAGERS
Thomas B. Winmill is the portfolio manager of Midas Fund and Midas Magic.  Mr. Winmill receives compensation from the Investment Manager and/or affiliated entities for his services to the Funds.  As of December 31, 2023, Mr. Winmill’s compensation plan generally consists of base salary, employee benefits plan participation, qualified retirement plan participation, discretionary and performance incentive annual bonuses, and participation in equity based compensation plans.  A portion of his compensation may be deferred based on criteria established by the Investment Manager, or at the election of the portfolio manager.

The portfolio manager’s base salary is determined annually by level of responsibility and tenure at the Investment Manager or its affiliates.  The primary components of the portfolio manager’s annual bonus are based on (i) number of weeks’ salary paid as annual bonuses to employees generally of the Investment Manager and its affiliates, and (ii) the financial performance over a rolling 3 year measurement period of Bexil, an affiliate of the Investment Manager.  A subjective component of the portfolio manager’s annual bonus is based on his overall contribution to management of the Investment Manager and its affiliates.  The portfolio manager also may be compensated under equity based compensation plans linked to increases or decreases in the market value of the stock of the parent of the Investment Manager and its affiliates.

The portfolio manager’s compensation plan may give rise to potential conflicts of interest.  The portfolio manager’s base pay tends to increase with additional and more complex responsibilities often reflecting increased assets under management and marketing efforts, which together indirectly link compensation to sales of Fund shares.  The management of multiple Funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the Funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple Funds and accounts.  The portfolio manager may execute transactions for one Fund or account that may adversely impact the value of securities held by another Fund or account.  Securities selected for one Fund or account rather than another Fund or account may outperform the securities selected for the Fund.  The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds’ Code of Ethics will adequately address such conflicts.

In addition, given the multiple roles Mr. Winmill has within the Winco affiliated organization, there are constraints on his time, which may affect his ability to adequately service the Funds as the sole portfolio manager.

The following table provides information as of December 31, 2023 for Thomas B. Winmill relating to other accounts managed where Mr. Winmill is jointly or primarily responsible for day to day management.  Mr. Winmill does not manage any accounts or assets with performance based advisory fees, or other pooled investment vehicles.

Portfolio Manager		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Thomas B. Winmill	Number:	2	N/A	8
	Assets (millions):	$282	N/A	$34

As of December 31, 2023, the dollar range of shares beneficially owned by Thomas B. Winmill of Midas Fund was $ 100,001 - $500,000 and of Midas Magic was $100,001 - $500,000.

DISTRIBUTION OF SHARES
Pursuant to a Distribution Agreement, the Distributor, whose address is 2255 Buffalo Road, Rochester, NY 14624, acts as principal distributor of each Fund’s shares.  Under the Distribution Agreement with the Trust and on behalf of each Fund, the Distributor uses its best efforts, consistent with its other businesses, to sell shares of each Fund.  Fund shares are sold continuously.

Pursuant to the Plan of Distribution (the “Plan”) adopted by the Trust on behalf of each Fund pursuant to Rule 12b-1 under the 1940 Act, Midas Fund and Midas Magic each pay the Distributor monthly a fee of 0.25% per annum of the Fund’s average daily net assets as compensation for its distribution and service activities.  During the fiscal year ended December 31, 2023, Midas Fund and Midas Magic paid to the Distributor a fee in the amount of $29,403 and $40,516, respectively, under the Plan.

In performing distribution and service activities pursuant to the Plan, the Distributor may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of Fund shares or the servicing and maintenance of shareholder accounts, including, but not limited to:  advertising, direct mail, and promotional expenses; compensation to the Distributor and its employees; compensation to and expenses, including overhead and telephone and other communication expenses, of the Distributor, the Investment Manager, the Funds, and selected dealers and their affiliates who engage in or support the distribution of shares or who service shareholder accounts; fulfillment expenses, including the costs of printing and distributing prospectuses, statements of additional information, and reports for other than existing shareholders; the costs of preparing, printing and distributing sales literature and advertising materials; and internal costs incurred by the Distributor and allocated by the Distributor to its efforts to distribute shares of a Fund or service shareholder accounts such as office rent and equipment, employee salaries, employee bonuses and other overhead expenses.

Among other things, the Plan provides that:  (1) the Distributor will submit to the Board at least quarterly, and the Board will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made; (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment or agreement related thereto is approved, by the Board, including those Trustees who are not “interested persons” of the Funds and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (“Plan Trustees”), acting in person at a meeting called for that purpose, unless terminated by vote of a majority of the Plan Trustees, or by vote of a majority of the outstanding voting securities of a Fund; (3) payments by a Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund; and (4) while the Plan remains in effect, the selection and nomination of Trustees who are not “interested persons” of the Funds shall be committed to the discretion of the Trustees who are not interested persons of the Funds.

It is the opinion of the Board that the Plan is necessary to maintain a flow of subscriptions to offset redemptions.  Redemptions of mutual fund shares are inevitable.  If redemptions are not offset by subscriptions, a fund shrinks in size and its ability to maintain quality shareholder services declines.  Eventually, redemptions could cause a fund to become uneconomic.  Furthermore, an extended period of significant net redemptions may be detrimental to orderly management of a portfolio.  Offsetting redemptions through sales efforts benefits shareholders by maintaining the viability of a fund.  In periods where net sales are achieved, additional benefits may accrue relative to portfolio management and increased shareholder servicing capability.  Increased assets enable a Fund to further diversify its portfolio, which spreads and reduces investment risk while increasing opportunity.  In addition, increased assets enable the establishment and maintenance of a better shareholder servicing staff which can respond more effectively and promptly to shareholder inquiries and needs.  While net increases in total assets are desirable, a primary goal of the Plan is to prevent a decline in assets serious enough to cause disruption of portfolio management and to impair the Funds’ ability to maintain a high level of quality shareholder services.

The Plan increases the overall expense ratio of the Funds; however, a substantial decline in Fund assets is likely to increase the portion of a Fund’s expense ratio comprised of management fees and fixed costs (i.e., costs other than the Plan), while a substantial increase in Fund assets may be expected to reduce the portion of the expense ratio comprised of management fees (reflecting a larger portion of the assets falling within fee scale down levels), as well as of fixed costs.  Nevertheless, the net effect of the Plan is to increase overall expenses.  To the extent the Plan maintains a flow of subscriptions to the Funds, there results an immediate and direct benefit to the Investment Manager by maintaining or increasing its fee revenue base, diminishing the obligation, if any, of the Investment Manager to make an expense reimbursement to a Fund, and eliminating or reducing any contribution made by the Investment Manager to marketing expenses.  Other than as described herein, no Trustee or interested person of a Fund has any direct or indirect financial interest in the operation of the Plan or any related agreement.

The principal types of activities for which payments are or will be made under the Plan include those incurring charges for compensation, occupancy, telephone, fulfillment, advertising, printing, public relations, postage, and dealer payments.

During the Funds’ fiscal year ended December 31, 2023, payments made under the Plan covered the following activities in the following approximate amounts:

Activity	Midas Fund	Midas Magic

Advertising[1]	$704	$709

Printing and Mailing Prospectuses[2]	$70	$57

Payments to the Third Parties[3]	$192	$792

Compensation of Sales Personnel[4]	$22,467	$30,767

Miscellaneous Expenses[5]	$5,964	$8,205

Total	$29,397	$40,530

1  Including print, video, and public relations expenses.
2  Printing, postage, and fulfillment expenses for prospectuses, shareholder reports, and other Fund literature.
3  Dealer payments for distribution of Funds shares.
4  Distributor personnel.
5  Including allocated occupancy and telephone expenses.

These amounts have been derived by determining the ratio each such category represents to the total expenditures incurred by the Distributor in performing services pursuant to the Plan for such period and then applying such ratio to the total amount of compensation paid by a Fund and received by the Distributor pursuant to the Plan for such period.

DETERMINATION OF NET ASSET VALUE
A Fund’s NAV per share is determined as of the scheduled close of regular trading (regardless of an actual, unscheduled earlier closing due to weather, equipment failure, or other factors) in equity securities on the New York Stock Exchange (“NYSE”) (normally, 4 p.m. ET, and typically 1 p.m. ET around certain holidays) each day the NYSE is open for trading (“Business Day”).  The NYSE is generally closed on the following holidays:  New Year’s Day, Dr. Martin Luther King, Jr. Day, Washington’s Birthday (Presidents’ Day), Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Portfolio securities generally are valued by various methods depending on the primary market or exchange on which they trade.  Most equity securities for which the primary market is in the United States are usually valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price.  Most equity securities for which the primary market is outside the United States are usually valued using the official closing price or the last sale price in the principal market in which they are traded.  If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used.  Foreign securities markets may be open on days when the U.S. markets are closed.  For this reason, the value of any foreign securities owned by a Fund could change on a day when shareholders cannot buy or sell shares of the Fund

In the event of an unexpected closing of the primary market or exchange, a security may continue to trade on one or more other markets, and the price as reflected on those other trading venues may be more reflective of the security’s value than an earlier price from the primary market or exchange. Accordingly, the Funds may seek to use these additional sources of pricing data or information when prices from the primary market or exchange are unavailable, or are earlier and less representative of current market value.

Gold and silver bullion is valued at 4:00 p.m. ET, at the mean between the last bid and asked quotations of the Bloomberg Composite (NY) Spot Price for that metal.  Certain debt securities in which the Funds may invest may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services.  Open-end investment companies generally are valued at their NAV.

Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Board of Trustees, called “fair value pricing.”  Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available and reliable market quotation for the securities existed.  These differences in valuation could be material.  A security’s valuation may differ depending on the method used for determining value.  The use of fair value pricing by a Fund may cause the NAV of its shares to differ from the NAV that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or traded.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, which, among other things, establishes an updated regulatory framework for registered investment company valuation practices. The compliance date for Rule 2a-5 was September 8, 2022.  The Board of Trustees approved revised valuation procedures for the Funds to comply with the new rule.  Pursuant to those procedures, the Board has appointed the Investment Manager as the Board's "valuation designee" responsible for valuing such securities based on fair value guidelines approved by the Board.  The Investment Manager, in turn, has designated the members of its Valuation Committee as the persons responsible for determining the fair value of the Funds’ investments.

PURCHASE AND REDEMPTION OF SHARES
A Fund normally will only issue shares upon payment of the purchase price by check made payable to the Fund’s order in U.S. dollars and drawn on a U.S. bank, electronic funds transfer, or by Federal Reserve wire transfer, the cost of such wire service to be paid by the shareholder.  Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted.  No share certificates will be issued.  Shares will be registered in the name of the shareholder or broker or its nominee by book entry in the stock transfer books of the Fund or its Transfer Agent.  Each Fund reserves the right to reject any order, to cancel any order due to nonpayment, to accept initial orders by telephone, and to waive the limit on subsequent orders by telephone, with respect to any person or class of persons.  In order to permit a Fund’s shareholder base to expand, to avoid certain shareholder hardships, to correct transactional errors, and to address similar situations, each Fund may waive or lower the investment minimums with respect to any person or class of persons.  The Funds make no guarantees with respect to available trading vehicles and no promise of a right to make trades via telephone, fax, or internet.  Orders to purchase shares are not binding on a Fund until they are confirmed by the Fund’s Transfer Agent.  Each Fund reserves the right to waive any purchase or redemption requirements in its discretion to the extent permitted or required by applicable law.

If an order is canceled because of non-payment or because the purchaser’s check does not clear, the purchaser will be responsible for any loss a Fund incurs.  If the purchaser is already a shareholder, the Fund can redeem shares from the purchaser’s account to reimburse the Fund for any loss.  In addition, the purchaser may be prohibited or restricted from placing future purchase orders for shares of the Fund or any of the other Funds.

Each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders.  Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on each Fund’s behalf.  Each Fund may be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order.  A shareholder’s order will be priced at the Fund’s NAV next computed after such order is accepted by an authorized broker or the broker’s authorized designee.  Some transactions effected through financial intermediaries may be subject to different terms than those set forth in the Fund’s Prospectus.

Each Fund may redeem for any reason, at any time, at current NAV all shares owned or held by any one shareholder having an aggregate current NAV of any amount, subject to the requirements of applicable law.  If not paid otherwise or waived by the Investment Manager, account charges for the $20 small account fee will be paid by the Fund redeeming shares.  Qualified plan accounts offered by the Funds, such as individual retirement accounts (“IRAs”) or health savings accounts (“HSAs”), do not have annual custodial fees.  The annual custodial fees for such accounts will be borne by the Fund.  IRAs, however, will be subject to a pre-age 59½ distribution/transfer fee of $10 and a plan termination fee of $20 per IRA.  HSAs will be subject to a distribution/transfer fee of $10 and a plan termination fee of $20 per HSA.

Each Fund is designed as a long term investment, and short term trading is discouraged.  Short term trading by Fund shareholders may adversely affect the Funds by interfering with portfolio management and increasing portfolio transaction and administrative costs.  To discourage short term trading, a Fund may temporarily suspend or terminate purchases and exchanges by investors or groups of investors who engage in short term trading practices, which the Fund, the Investment Manager, or the Distributor believes may have an adverse impact on the Fund.

“Late trading” refers to the practice of placing orders to purchase or redeem a mutual fund’s shares with the fund’s transfer agent or an authorized intermediary after the designated time (the “Pricing Time”) as of which the fund calculates its NAV (usually the scheduled close of regular trading in equity securities on the NYSE, which normally occurs at 4 p.m. ET and, around certain holidays, 1 p.m. ET each day the NYSE is open for trading, unless weather, equipment failure, or other factors contribute to a trading halt that is effected on a market wide basis), but receiving the price based on the prior calculated NAV.  “Late trading” also refers to the practice of placing conditional trade orders prior to the Pricing Time with the option of withdrawing or confirming the trade orders after the Pricing Time.  Late traders gain the possibility of an information advantage based on news after the Pricing Time that could affect the value of a Fund’s holdings but is not reflected in the NAV pricing for that day.  The Investment Manager and the Distributor have established the following policies and procedures to detect and prevent late trading:  (1) no associated person of the Investment Manager or the Distributor may effect or facilitate late trading in the shares of any Fund; (2) the Investment Manager, the Distributor, and their associated persons are prohibited from entering into any agreement or adopting any practice with the purpose of permitting any person to engage in late trading; (3) all orders for trades in the shares of a Fund that are received after the Pricing Time for the Fund will be submitted for processing and pricing for the next calculated price; (4) the Investment Manager, the Distributor, the Transfer Agent and their associated persons will not permit an investor, broker, or other intermediary to alter, cancel, or withdraw a trade order in the shares of a Fund after the Pricing Time for that Fund, except to correct a manifest error and subject to the approval of the CCO; and (5) any associated person of the Investment Manager or the Distributor who becomes aware of any actions taken to effect or facilitate late trading in the shares of a Fund normally must promptly report those actions to the CCO.

“Market timing” typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing.  Market timing transactions include trades in mutual fund shares that occur when the fund’s NAV does not fully reflect the value of the fund’s holdings – for example, when the fund has in its portfolio particular holdings, such as foreign or thinly traded securities, that are valued on a basis that does not include the most updated information possible.  Each Fund may invest a substantial portion of their assets in foreign securities and may be subject to the risks associated with market timing and short term trading strategies to a greater extent than funds that do not.  Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market.  Market timing can have a dilutive effect on the value of the investments of long term fund shareholders and can increase the transaction costs of a fund, which will be borne by all fund shareholders.  In order to assist in the detection and prevention of market timing that may have an impact on a Fund, the Investment Manager and the Distributor have established the following policies and procedures:  (1) the Investment Manager may monitor for market timers and establish criteria by which to identify potential market timers and to determine whether further action is warranted; (2) the Investment Manager may direct the Transfer Agent to reject any purchase or exchange orders, in whole or in part, including trading orders that in its opinion may be excessive in frequency and/or amount or otherwise potentially disruptive to the affected Fund(s) (the Investment Manager may consider the trading history of accounts under common ownership or control to determine whether to direct the Transfer Agent to reject an order); (3) due to the difficulty of identifying whether particular orders placed through banks, brokers, investment representatives, or other financial intermediaries may be excessive in frequency and/or amount or otherwise potentially disruptive to the affected Fund(s), the Investment Manager may consider all the trades placed in a combined order through a financial intermediary on an omnibus basis as a part of a group and such trades may be rejected in whole or in part by the affected Fund(s); (4) the Investment Manager or the Distributor in their sole discretion may, from time to time, seek the cooperation of broker-dealers and other third party intermediaries by requesting information from them regarding the identity of investors who are trading in the Funds, and restricting access to a Fund by a particular investor; and (5) any associated person of the Investment Manager or the Distributor who becomes aware of any actions taken to undertake, effect, or facilitate a market timing transaction contrary to a representation made in a Fund’s Prospectus or SAI will normally report the actions to the CCO.

If shares of any Fund held for 30 days or less are redeemed or exchanged, the Fund will normally deduct a redemption fee equal to 1% of the NAV of shares redeemed or exchanged.  Redemption fees are retained by the Fund.

Midas Fund

In-Kind Redemptions.

Midas Fund may require redeeming shareholders to accept readily tradable gold or silver bullion, coins, ETF shares, or other Fund holdings (collectively “redemption assets”) in complete or partial payment of redemptions in instances where so doing may provide a benefit to the Fund.  In-kind redemptions are taxed in the same manner to a redeeming shareholder as cash redemptions for federal income tax purposes.

If the Fund elects to dispose of assets through such in-kind redemptions, it would typically inform the Transfer Agent of the assets to be used and the order in which to use them.  The Transfer Agent thereafter normally would honor all redemption requests, in the order received, by distributing the designated assets.  Generally, the Transfer Agent would continue to effect all redemption requests for the Fund with in-kind distributions until the designated assets were exhausted or until the Fund instructs the Transfer Agent otherwise.

The Fund normally may not require a shareholder to accept an asset in an in-kind redemption if the necessary costs of selling the asset by a broker or other institution selected by the Fund (in the form and quantity distributed to the shareholder) exceed 2% of the asset’s value at the time of the redemption.

The Fund may select a broker or other institution in its sole discretion for shareholders to sell the assets distributed to them in an in-kind redemption.  In the event that a shareholder selects another broker or institution to sell assets distributed to such shareholder, the Fund to the extent practicable normally would deliver the assets to the shareholder as such shareholder directs.

The Fund will seek to inform the shareholder of the delivery of the redemption assets to such an account at or about the time of the in-kind redemption.  Once the shareholder is informed of such delivery, all risk of transfer and ownership of such redemption assets is assumed by such shareholder.

The Fund has also adopted the following operating policies with respect to in-kind redemptions:

•	the Fund shall seek to identify before 4:00 p.m. ET of the day on which such in-kind redemptions may be required, assets held by the Fund that are available for in-kind redemption;
•	the asset price used to effect the redemption shall be the respective asset price used to calculate the NAV of the shares being redeemed; and
•	in-kind redemptions may be limited to assets for which market quotations are readily available.

ALLOCATION OF BROKERAGE
Each Fund seeks to obtain prompt execution of orders at the most favorable net prices.  Transactions are directed to brokers and dealers qualified to execute orders or provide brokerage and research services.  The Investment Manager may also allocate portfolio transactions to broker/dealers that remit a portion of their commissions as a credit against the charges of Fund service providers.  No formula exists and no arrangement is made with or promised to any broker/dealer that commits either a stated volume or percentage of brokerage business based on brokerage and research services furnished to the Investment Manager.  Although Fund transactions in some securities may be conducted with dealers acting as principals at net prices incurring little or no brokerage costs, in other circumstances the Fund may engage a broker as agent for a commission to effect transactions for such similar securities.  Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price.  While the Investment Manager generally seeks competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

The Investment Manager directs portfolio transactions to broker/dealers for execution on terms and at rates which it believes, in good faith, to be reasonable in view of the overall nature and quality of services provided by a particular broker/dealer, including, but not limited to, brokerage and research services.  With respect to brokerage and research services, consideration may be given in the selection of broker/dealers to brokerage or research provided and payment may be made for a fee higher than that charged by another broker/dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the 1934 Act, or other applicable laws are met.  Section 28(e) of the 1934 Act specifies that a person with investment discretion shall not be “deemed to have acted unlawfully or to have breached a fiduciary duty” solely because such person has caused the account to pay a higher commission than the lowest available under certain circumstances.  To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.”  Thus, although the Investment Manager may direct portfolio transactions without necessarily obtaining the lowest price at which such broker/dealer, or another, may be willing to do business, the Investment Manager seeks the best value to the Funds on each trade that circumstances in the market place permit, including the value inherent in ongoing relationships with quality brokers. Research services furnished by broker/dealers through which a Fund effects securities transactions may be used by the Investment Manager in servicing its other accounts, if any; accordingly, not all the services may be used by the Investment Manager in connection with the Funds.

Sometimes it is not possible to determine the extent to which commissions that reflect an element of value for brokerage or research services might exceed commissions that would be payable for execution alone, nor can the value of such services to a Fund be measured in some cases.  There is no certainty that such services so acquired will be beneficial to the Funds.  These services may include brokerage and research services as defined in Section 28(e)(3) of the 1934 Act, which presently include:  (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).  Pursuant to arrangements with certain broker/dealers, such broker/dealers provide and pay for various research oriented computer hardware, software, market pricing information, investment subscriptions and memberships, and other third party and internal research of assistance to the Investment Manager in the performance of its investment decision making responsibilities for transactions effected by such broker/dealers for the Funds.  Commission “soft dollars” may be used only for brokerage and research services provided directly or indirectly by the broker/dealer and cash payments are not to be made by such broker/dealers to the Investment Manager.  To the extent that commission “soft dollars” do not result in the provision of any brokerage and research services by a broker/dealer to whom such commissions are paid, the commissions, nevertheless, are the property of such broker/dealer.  To the extent any such services are utilized by the Investment Manager for other than the performance of its investment decision making responsibilities, the Investment Manager makes an appropriate allocation of the cost of such services according to their use.

During the fiscal years ended December 31, 2021, 2022, and 2023, Midas Fund and Midas Magic paid the following brokerage commissions:

Year	Fund Name	Total Amount Paid*

2021	Midas Fund Midas Magic	$9,031 $6,173

2022	Midas Fund Midas Magic	$12,128 $4,566

2023	Midas Fund Midas Magic	$13,878 $1,759

*The increase in the aggregate dollar amount of brokerage commissions paid by Midas Fund from 2021 to 2022 can be attributed to increased re-positioning of the portfolio, and the increase in the aggregate dollar amount of brokerage commissions paid by Midas Fund from 2022 to 2023 can be attributed to increased re-positioning of the portfolio. The decrease in the aggregate dollar amount of brokerage commissions paid by Midas Magic from 2021 to 2022 can be attributed to decreased re-positioning of the portfolio and the decrease in the aggregate dollar amount of brokerage commissions paid by Midas Magic from 2022 to 2023 can be attributed to decreased re-positioning of the portfolio.

During the fiscal year ended December 31, 2023, Midas Fund and Midas Magic paid $198 and $952, respectively, in brokerage commissions to firms for providing research services involving approximately $616,514 and $4,104,521, respectively, of transactions.  The provision of third party research services was not necessarily a factor in the placement of all of this business with such firms; however, as a general matter, trades may be placed on behalf of the Funds with firms that provide research, subject to compliance with applicable laws and regulations.

The Funds did not acquire securities of its regular brokers or dealers or of their parents (if applicable) during the fiscal year ended December 31, 2023.

Bunched Trades

Investment decisions for a Fund are made independently based on each Fund’s investment objectives and policies.  The same investment decision, however, may be made for two or more Funds in the Fund Complex.  In such a case, the Investment Manager may combine orders for two or more Funds for a particular security (a “bunched trade”) so that all Funds participating in the bunched trade receive the same execution price with all transaction costs (e.g., commissions) shared on a pro rata basis, subject to de minimis exceptions.  In the event that there are insufficient securities to satisfy all orders, the partial amount executed may be allocated among participating Funds pro rata on the basis of order size.  In the event of a partial fill and the portfolio manager does not deem the pro rata allocation of a specified number of shares to a particular Fund to be sufficient, the portfolio manager may waive in writing such allocation.  In such event, the Fund’s pro rata allocation may be reallocated to the other Funds that participated in the bunched trade.  Following trade execution, portfolio managers may determine in certain instances that it may be fair and equitable to allocate securities purchased or sold in such trade in a manner other than that which may follow from a mechanical application of the procedures outlined above.  Such instances may include:  (i) partial fills and special Funds or accounts (in the event that there are insufficient securities to satisfy all orders, it may be fair and equitable to give designated Funds with special investment objectives and policies some degree of priority over other types of Funds); or (ii) unsuitable or inappropriate investment (it may be appropriate to deviate from the allocation determined by application of these procedures if it is determined before the final allocation that the security in question may be unsuitable or inappropriate for one or more of the Funds originally designated).  While in some cases this practice could have a detrimental effect upon the price or quantity of the security available with respect to a Fund, the Investment Manager believes that a bunched trade can generally result in more equitable execution and prices.  Research services provided by brokers through which the Funds effect securities transactions may be used by the Fund’s Investment Manager in servicing all of its Funds and other accounts and not all of these services may be used by the Investment Manager in connection with the Funds.  The accounts aggregated may include those accounts in which the Investment Manager’s officers, directors, agents, employees, or affiliates own interests.

Other

A Fund is not obligated to deal with any particular broker/dealer.  Certain broker/dealers that Funds in the Fund Complex do business with may, from time to time, own more than 5% of the publicly traded Class A non-voting common stock of Winco, the parent of the Investment Manager, or shares of Winco’s publicly traded affiliates.

Portfolio Turnover

A Fund’s portfolio turnover rate may vary from year to year and will not be a limiting factor when the Investment Manager deems portfolio changes appropriate.  The portfolio turnover rate is calculated by dividing the lesser of a Fund’s annual purchases or sales of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year.  A higher portfolio turnover rate involves correspondingly greater transaction costs and increases the potential for recognition of net capital gains and resulting larger taxable distributions to shareholders.

Midas Fund’s portfolio turnover rate was 18% and 19% during fiscal years 2023 and 2022, respectively.   The decrease in the portfolio turnover rate for Midas Fund from 2022 to 2023 can be attributed to decreased re-positioning of the portfolio.

Midas Magic’s portfolio turnover rate was 6% and 24% during fiscal years 2023 and 2022, respectively. The decrease in the portfolio turnover rate for Midas Magic from 2022 to 2023 can be attributed to decreased re-positioning of the portfolio.

Certain broker/dealers are paid a fee for recordkeeping, shareholder communications, and other services provided by them to investors purchasing shares of a Fund through the “no transaction fee” or other programs offered by such brokers.  This fee is based on the value of the investments in a Fund made by such brokers on behalf of investors participating in such programs.  The Board has authorized the Investment Manager to place Fund brokerage transactions with such brokers on the same basis as other brokers.  Commissions earned by such brokers from executing portfolio transactions on behalf of a Fund may be credited by them against the fee they charge a Fund, on a basis which has resulted from negotiations between the Investment Manager and such brokers.

DISTRIBUTIONS AND TAXES
Taxation of the Funds

Each Fund intends to continue to qualify as a RIC under Section 851 of the Code.  To qualify for treatment as a RIC, each Fund (which is treated as a separate RIC for federal tax purposes) must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short term capital gain over net long term capital loss (“short term capital gain”), and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”) and must meet several additional requirements.  With respect to each Fund, these requirements include the following:  (1) the Fund must derive at least 90% of its gross income each taxable year from (i) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies, and (ii) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes) (“50% Diversification Requirement”), and (ii) not more than 25% of the value of its total assets may be invested in (a) securities (other than government securities or securities of other RICs) of any one issuer,

(b) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (c) securities of one or more QPTPs (collectively, “Diversification Requirements”).

Midas Fund may invest in gold and silver, other precious metals, and options and futures thereon and ETFs that invest therein.  The Fund’s gains derived from its investments in options or futures contracts on precious metals generally will constitute “qualifying income” for purposes of the Income Requirement only if they are realized in connection with certain hedging transactions.  Moreover, direct investments in precious metals would have adverse tax consequences for the Fund and its shareholders if it either (1) derived more than 10% of its gross income in any taxable year from gains from the disposition of precious metals and from other income that does not qualify under the Income Requirement or (2) held precious metals in such quantities that it failed to satisfy the 50% Diversification Requirement for any quarter of its taxable year.  The Fund intends to continue to manage its portfolio and sources of income so as to avoid failing to satisfy those requirements for these reasons.

If a Fund failed to qualify for treatment as a RIC for any taxable year – either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable, or determined not to, cure a failure to satisfy any of the Income and Diversification Requirements, it would generally be taxed as a regular corporation on the full amount of its taxable income for that year without being able to deduct the distributions it made to its shareholders. In addition, the shareholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long term capital gain over net short term capital loss), as dividends to the extent of the Fund’s earnings and profits which (a), for individual and certain other non-corporate shareholders, would be treated as “qualified dividend income” as defined in the Prospectus  (“QDI”), provided such shareholders satisfy certain holding period requirements, and thus would be taxable for federal income tax purposes at the rates applicable to long term capital gain and (b) in the case of corporate shareholders that met certain holding period and other requirements regarding their Fund shares, would be eligible for the dividends received deduction.  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

If, at any time when any borrowings deemed “Senior Securities” under the 1940 Act are outstanding, a Fund does not meet (i) the asset coverage requirements of the 1940 Act, or (ii) if there are Senior Securities outstanding that have been rated by any rating agency, any additional requirements imposed by such rating agency, the Fund will usually be required to suspend distributions to holders of its common Shares until the asset coverage is restored.  Such a suspension may prevent the Fund from satisfying the Distribution Requirement (that is, distributing at least 90% of its investment company taxable income) and therefore jeopardize its qualification for taxation as a RIC or cause it to incur federal income tax or Excise Tax (as defined below) liability on the undistributed taxable income (including gain), or both.  On a failure to meet any of those asset coverage requirements, the Fund may, in its sole discretion, purchase or redeem any Senior Securities in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to continue to qualify for treatment as a RIC.  There can be no assurance, however, that any such redemption would achieve those objectives.

Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for either the one-year period generally ended on October 31 of that year, or, if a Fund makes an election under Section 4982(e)(4) of the Code, the Fund’s fiscal year, plus certain other amounts.

Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its securities.  Tax treaties between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

A Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund that holds stock of a PFIC will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A Fund’s distributions attributable to PFIC income will not normally be eligible to be treated as QDI.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the Fund’s incurring the foregoing tax and interest obligation, the Fund will be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive distributions from the QEF.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to “mark-to-market” any stock in a PFIC it owns at the end of its taxable year.  “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over a Fund’s adjusted basis therein as of the end of that year.  Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election.  A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that a Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after a Fund acquires shares therein.  While each Fund generally will seek to minimize its investments in PFIC shares, and to make appropriate elections when they are available, to minimize the tax consequences detailed above, there are no guarantees that each Fund will be able to do so.

A Fund’s use of hedging strategies, such as writing (selling) and purchasing options and futures and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith.  Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures, and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as “qualifying income” under the Income Requirement.

Some futures contracts, foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) – except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement – in which a Fund invests may be subject to Code section 1256 (collectively, “section 1256 contracts”).  Any section 1256 contracts a Fund holds at the end of its taxable year (and generally for purposes of the Excise Tax, on October 31 of each year) must be “marked-to-market” (that is, treated as having been sold at market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized.  Sixty percent of any net gain or loss recognized as a result of these deemed sales, and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts will be treated as long term capital gain or loss; the remainder will be treated as short term capital gain or loss.  These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short term capital gain, which will be taxable to its shareholders as ordinary income when distributed to them), and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it.  A Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of short term capital gain (as noted above, distributions of which are taxable to its shareholders as ordinary income when distributed to them) and/or increasing the amount of dividends it must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

If a Fund has an “appreciated financial position” -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time.  A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property.  In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale.  The foregoing will not apply, however, to any Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

Each Fund may acquire zero coupon securities or other securities issued with original issue discount (“OID”).  As a holder of those securities, each Fund must include in its gross income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year.  Because each Fund annually must distribute substantially all of its investment company taxable income (including accrued OID) to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.  Those distributions will be made from a Fund’s cash assets or, if necessary, from the proceeds of sales of its securities.  A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Income that a Fund derives from a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation or real estate investment trust (“REIT”)) and is not a QPTP will be treated as qualifying income under the Income Requirement only to the extent it would be qualifying income if realized directly by the Fund in the same manner as realized by that company.

Each Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP.  A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.”  The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs.  Although those regulations have not yet been issued, the U.S. Treasury Department and the Internal Revenue Service (the “IRS”) have issued a notice (“Notice”) announcing that, pending the issuance of further guidance, the IRS would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax exempt entities that are not subject to tax on their unrelated business taxable income (“UBTI”)) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate.  Excess inclusion income allocated to certain tax exempt entities (including qualified retirement plans, IRAs, and public charities) constitutes UBTI to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record shareholders that are” after “its” in clause (4)).  The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends.  Each Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

In general, qualified REIT dividends that an investor receives directly from a REIT are automatically eligible for the 20% qualified business income deduction. The IRS has issued final Treasury Regulations that permit a dividend or part of a dividend paid by a RIC and reported as a “section 199A dividend” to be treated by the recipient as a qualified REIT dividend for purposes of the 20% qualified business income deduction, if certain holding period and other requirements have been satisfied by the recipient with respect to its Fund shares.

Taxation of the Funds’ Shareholders

The portion of Fund dividends, if any, derived from interest on certain U.S. government securities may be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements the Fund must meet. However, income from repurchase agreements and interest on mortgage backed U.S. government securities generally are not so exempt.

If a shareholder purchases shares of a Fund within 30 days before or after selling, exchanging, or redeeming other shares of that Fund at a loss, all or part of that loss will not be deductible and instead will increase the basis in the newly purchased shares.  If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long term, instead of short term, capital loss to the extent of any capital gain distributions received on those shares.

Each Fund is required to withhold an amount determined under Code Section 3406 of all dividends, net capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number and make certain certifications.  Withholding is also required from dividends and other net capital gain distributions otherwise payable to such shareholders who are subject to backup withholding for any other reason.

Dividends a Fund pays to a foreign shareholder, other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a U.S. trade or business that the shareholder carries on and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year (calculated in accordance with a formula that takes into presence in prior years based on a weighted average), generally will be subject to a federal withholding tax of 30% (or lower treaty rate).

Under the Foreign Account Tax Compliance Act (“FATCA”), a Fund may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income and (ii) distributions of net capital gain and the gross proceeds of a sale, redemption or exchange of Fund shares paid to (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the entity’s country of residence), and (B) certain “non-financial foreign entities” unless such entity certifies to the Funds that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items.  In December 2018, the IRS released proposed regulations that would eliminate FATCA withholding on Fund distributions of net capital gain and payment of gross proceeds from a sale, exchange, or redemption of Fund shares.  Although taxpayers are entitled to rely on these proposed regulations until they are finalized, these proposed regulations are subject to change and may not be finalized in their proposed form.  This FATCA withholding tax could also affect a Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary.  You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Funds and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

Each Fund has chosen the average basis method as its default basis determination method for Fund shares that certain shareholders acquired or acquire after December 31, 2011 (“Covered Shares”).  Under the average basis method, all of the Covered Share purchase costs are added together in an aggregate cost amount.  The basis per Covered Share is then determined by dividing the aggregate cost amount by the total Covered Shares in the account.  The basis of Covered Shares that are sold, exchanged, or redeemed is determined by multiplying the number of those shares by the basis per Covered Share.  Each Fund’s default basis determination method will be used unless a Fund shareholder selects a different IRS-approved basis determination method.  If a shareholder prefers another basis determination method (such as a specific identification method), he or she can elect the preferred method by sending a letter of instruction to Midas Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707.  For overnight express mail and courier: Midas Funds, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.  The basis determination method applied by the Fund, or the alternative method a Fund shareholder elects may not be changed with respect to a sale, exchange, or redemption of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from a redemption of shares, each Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short term (one year or less) or long term (more than one year) holding period.  Fund shareholders should consult with their tax advisors to determine the best IRS accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

*****

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Funds and their shareholders.  Changes in tax laws, potentially with retroactive effect, could impact a Fund’s investments or the tax consequences to you of investing in a Fund.  No attempt is made to present a complete explanation of the federal income tax treatment of the Funds’ activities, and this discussion is not intended as a substitute for careful tax planning.  Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Funds and to dividends and other distributions therefrom.

CAPITAL STOCK INFORMATION
The Trust may issue additional series of shares.  Currently, the Funds each offer only one class of shares, but the Board of Trustees is authorized to create additional classes and series.

Fund shareholders are entitled to one vote for each share and a fractional vote for each fraction of a share they own.  Voting rights are not cumulative in the election of Trustees.  All shares of a Fund are fully paid and non-assessable and have no preemptive or conversion rights.  Shares may be redeemed from a Fund at their then current NAV on any day that the Fund is open for business.

The Funds do not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval, will be presented to shareholders at a meeting called by the Board for such purpose.

Special meetings of shareholders may be called for any purpose upon receipt by the Funds of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Trust’s by-laws (“Bylaws”) are met.  There will normally be no meeting of the shareholders for the purpose of electing Trustees until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees.  To the extent that Section 16(c) of the 1940 Act applies to a Fund, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record of not less than 10% of that Fund’s outstanding shares.

On certain matters such as the election of Trustees, all shares of each of the Funds vote together as a single class.  On other matters affecting a particular Fund, the shares of that Fund vote together as a separate class, such as with respect to a change in an investment restriction of a particular Fund.  In voting on an investment management agreement, approval by the shareholders of a Fund is effective as to that Fund whether or not enough votes are received from the shareholders of the other Fund to approve the investment management agreement for the other Fund.

REPORTS TO SHAREHOLDERS
Additional information about each Fund's investments, including a list of investments held and statements of assets and liabilities, operations, and changes in net assets of each Fund is available in the Funds' annual and semi-annual reports to shareholders and in Form N-CSR.

CUSTODIAN AND TRANSFER AGENT
HNB, 7 Easton Oval EA4E70, Columbus, OH 43219, has been retained to act as Custodian of each Fund’s investments and may appoint one or more subcustodians.  The Custodian is responsible for the safekeeping of Fund assets.  Ultimus Asset Services, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707, acts as the Funds’ Transfer and Dividend Disbursing Agent and performs accounting and tax services for the Funds.

The Funds and/or the Distributor have entered into certain agreements with third party service providers (“Recordkeepers”) pursuant to which the Funds participate in various “no transaction fee” and other distribution programs offered by the Recordkeepers and pursuant to which the Recordkeepers provide distribution services, shareholder services, and/or co-transfer agency services.  The fees of such Recordkeepers are charged to a Fund for co-transfer agency services and to the Distributor for distribution and shareholder services and allocated between the Distributor and the Fund in a manner deemed equitable by the Board of Trustees.  Cash compensation may also be paid to Recordkeepers for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the Recordkeeper provides shareholder services to the Funds’ shareholders.  The Investment Manager may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP (“Tait, Weller”), Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, PA 19102, is each Fund’s IRPAF.  Tait, Weller audits each Fund’s financial statements annually.

APPENDIX A – PROXY VOTING

AMENDED PROXY VOTING POLICIES AND PROCEDURES

Each of Midas Series Trust, on behalf of Midas Fund and Midas Magic, Bexil Investment Trust and Foxby Corp. (each, a “Fund,” and together, the “Funds”) will seek to vote its proxies in its own best interests, and without regard to the best interests of such Fund’s investment manager.  These procedures are designed to ensure that voting determinations are not based on materially inaccurate or incomplete information.

1.	Delegation to Proxy Service Provider

Each Fund delegates the responsibility for voting proxies of portfolio companies held in such Fund’s portfolio to Institutional Shareholder Services (the “Proxy Firm”). The current voting guidelines of the Proxy Firm is incorporated by reference herein as each Fund’s proxy voting policies and procedures, as supplemented by the terms hereof. Each Fund retains the right to override the delegation to the Proxy Firm on a case-by-case basis.

2.	Conflicts of Interest

With respect to a vote upon which a Fund overrides the delegation to the Proxy Firm, to the extent that such vote presents a material conflict of interest between the Fund and its investment manager or any affiliated person of the investment manager, the Fund normally will disclose such conflict to, and obtain consent from, the Independent Trustees or Directors, as applicable, or a committee thereof, prior to voting the proxy.  Such material conflicts may arise, for example, from the following relationships:  (i) the portfolio company is an investor in a Fund; (ii) the portfolio company has a material business relationship with a Fund; (iii) the proponent of a proxy proposal has a business relationship with the Fund; (iv) a Fund has material business relationships with candidates for director in a proxy contest; or (v) an employee of a Fund or its affiliates has a personal interest in the outcome of a particular matter.  This list provides examples of possible conflicts of interest and is not meant to be comprehensive.  Each employee must notify the Funds’ Chief Compliance Officer of any potential conflicts of interest of which he or she is aware.

In addition, if the Fund becomes aware of a material conflict of interest between the Proxy Firm and a portfolio company, the Fund will determine, on a case-by-case basis, whether to override the delegation to the Proxy Firm.

3.	Review of and Response to Errors

If a Fund becomes aware of any material errors made by the Proxy Firm, it will typically take reasonable steps to investigate the error and seek to determine whether the Proxy Firm is taking reasonable steps to seek to reduce similar errors in the future.  The Fund will normally document responsive actions taken in connection with any material errors made by the Proxy Firm.

4.	Ongoing Due Diligence

On at least an annual basis, the Funds will typically:

i.	Review the adequacy of these proxy voting policies and procedures;

ii.
Assess whether the Proxy Firm has properly submitted the voting instructions on behalf of the Funds, including, without limitation, seeking to determine whether it is voting consistently with these policies and procedures, which may include, among other things, sampling proxy votes;

iii.	Review the proxy voting guidelines of the Proxy Firm; and

iv.	Request the Proxy Firm to provide information about, among other things, changes to its policies and procedures.

UNITED STATES
Concise Proxy Voting Guidelines
Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2024
Published December 13, 2023

The policies contained herein are a sampling only of selected key ISS U.S. proxy voting guidelines, and are not intended to be exhaustive. The complete guidelines can be found at:
https://www.issgovernance.com/policy-gateway/voting-policies/
Board of Directors
Voting on Director Nominees in Uncontested Elections
General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on case-by-case basis):
Independence
Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:
Independent directors comprise 50 percent or less of the board;
The non-independent director serves on the audit, compensation, or nominating committee;
The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.
Composition
Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
Medical issues/illness;
Family emergencies; and
Missing only one meeting (when the total of all meetings is three or fewer).

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.
Overboarded Directors: Generally vote against or withhold from individual directors who:

Sit on more than five public company boards; or
Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[4].

Gender Diversity: Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company's board. An exception will be made if there was at least one woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.
Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members5. An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.
Responsiveness
Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

Disclosed outreach efforts by the board to shareholders in the wake of the vote;
Rationale provided in the proxy statement for the level of implementation;
The subject matter of the proposal;
The level of support for and opposition to the resolution in past meetings;
Actions taken by the board in response to the majority vote and its engagement with shareholders;
The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
Other factors as appropriate.
The board failed to act on takeover offers where the majority of shares are tendered;

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:
The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
The company's response, including:

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition; and
Disclosure of specific and meaningful actions taken to address shareholders' concerns;
Other recent compensation actions taken by the company;
Whether the issues raised are recurring or isolated;
The company's ownership structure; and
Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability
Problematic Takeover Defenses, Capital Structure, and Governance Structure
Poison Pills: Generally vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:
The company has a poison pill with a deadhand or slowhand feature[6];
The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or
The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders[7].
Vote case-by-case on nominees if the board adopts an initial short-term pill6 (with a term of one year or less) without shareholder approval, taking into consideration:
The disclosed rationale for the adoption;
The trigger;
The company's market capitalization (including absolute level and sudden changes);
A commitment to put any renewal to a shareholder vote; and
Other factors as relevant.

Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights8.
Exceptions to this policy will generally be limited to:
Newly-public companies[9] with a sunset provision of no more than seven years from the date of going public;
Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;
Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or
The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.
Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.
Problematic Governance Structure: For companies that hold or held their first annual meeting9 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:
Supermajority vote requirements to amend the bylaws or charter;
A classified board structure; or
Other egregious provisions.
A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.
Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.
Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:
The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
Disclosure by the company of any significant engagement with shareholders regarding the amendment;
The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
The company's ownership structure;
The company's existing governance provisions;
The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and
Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.
Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:
Classified the board;
Adopted supermajority vote requirements to amend the bylaws or charter;
Eliminated shareholders' ability to amend bylaws;
Adopted a fee-shifting provision; or
Adopted another provision deemed egregious.

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders' rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.
Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:
A classified board structure;
A supermajority vote requirement;
Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
The inability of shareholders to call special meetings;
The inability of shareholders to act by written consent;
A multi-class capital structure; and/or
A non-shareholder-approved poison pill.
Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:
The presence of a shareholder proposal addressing the same issue on the same ballot;
The board's rationale for seeking ratification;
Disclosure of actions to be taken by the board should the ratification proposal fail;
Disclosure of shareholder engagement regarding the board’s ratification request;
The level of impairment to shareholders' rights caused by the existing provision;
The history of management and shareholder proposals on the provision at the company’s past meetings;
Whether the current provision was adopted in response to the shareholder proposal;
The company's ownership structure; and
Previous use of ratification proposals to exclude shareholder proposals.

Problematic Audit-Related Practices
Generally vote against or withhold from the members of the Audit Committee if:
The non-audit fees paid to the auditor are excessive;
The company receives an adverse opinion on the company’s financial statements from its auditor; or

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices
In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:
There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
The company maintains significant problematic pay practices; or
The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:
The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.
Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock: Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:
The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
Any other relevant factors.

Climate Accountability
For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain10, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where ISS determines that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.
Minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in alignment with the policy :
Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:
Board governance measures;
Corporate strategy;
Risk management analyses; and
Metrics and targets.
Appropriate GHG emissions reduction targets.
At this time, “appropriate GHG emissions reductions targets” will be medium-term GHG reduction targets or Net Zero-by-2050 GHG reduction targets for a company's operations (Scope 1) and electricity use (Scope 2). Targets should cover the vast majority of the company’s direct emissions.
Governance Failures
Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

Material failures of governance, stewardship, risk oversight[11], or fiduciary responsibilities at the company;
Failure to replace management as appropriate; or

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns
General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access
General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:
Long-term financial performance of the company relative to its industry;
Management’s track record;
Background to the contested election;
Nominee qualifications and any compensatory arrangements;
Strategic plan of dissident slate and quality of the critique against management;
Likelihood that the proposed goals and objectives can be achieved (both slates); and
Stock ownership positions.
In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Other Board-Related Proposals

Independent Board Chair
General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:
The scope and rationale of the proposal;
The company's current board leadership structure;
The company's governance structure and practices;
Company performance; and
Any other relevant factors that may be applicable.
The following factors will increase the likelihood of a “for” recommendation:
A majority non-independent board and/or the presence of non-independent directors on key board committees;
A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;
The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
Evidence that the board has failed to oversee and address material risks facing the company;

A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or
Evidence that the board has failed to intervene when management’s interests are contrary to shareholders' interests.

Shareholder Rights & Defenses
Shareholder Ability to Act by Written Consent
General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.
Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:
Shareholders' current right to act by written consent;
The consent threshold;
The inclusion of exclusionary or prohibitive language;
Investor ownership structure; and
Shareholder support of, and management's response to, previous shareholder proposals.
Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
An unfettered[12] right for shareholders to call special meetings at a 10 percent threshold;
A majority vote standard in uncontested director elections;
No non-shareholder-approved pill; and
An annually elected board.
Shareholder Ability to Call Special Meetings
General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.
Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:
Shareholders’ current right to call special meetings;
Minimum ownership threshold necessary to call special meetings (10 percent preferred);
The inclusion of exclusionary or prohibitive language;
Investor ownership structure; and
Shareholder support of, and management’s response to, previous shareholder proposals.
Virtual Shareholder Meetings
General Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only13 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting. Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:
Scope and rationale of the proposal; and
Concerns identified with the company’s prior meeting practices.

Capital/Restructuring
Common Stock Authorization
General Authorization Requests
General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:
If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.
Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:
The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;
On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
The company has a non-shareholder approved poison pill (including an NOL pill); or

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:
In, or subsequent to, the company's most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests
General Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

twice the amount needed to support the transactions on the ballot, and the allowable increase as calculated for general issuances above.

Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.
General Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.
For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.
Renewal of such mandates should be sought at each year’s annual meeting.
Vote case-by-case on share issuances for a specific transaction or financing proposal.

Mergers and Acquisitions
General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Compensation
Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)
General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.
Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:
There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
The company maintains significant problematic pay practices; or
The board exhibits a significant level of poor communication and responsiveness to shareholders.
Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
The situation is egregious.
Primary Evaluation Factors for Executive Pay
Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices14, this analysis considers the following:
1.	Peer Group[15] Alignment:
The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.

The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
The multiple of the CEO's total pay relative to the peer group median in the most recent fiscal year.

2.
Absolute Alignment[16] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:
The ratio of performance- to time-based incentive awards;
The overall ratio of performance-based compensation to fixed or discretionary pay;
The rigor of performance goals;
The complexity and risks around pay program design;
The transparency and clarity of disclosure;
The company's peer group benchmarking practices;
Financial/operational results, both absolute and relative to peers;
Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
Realizable pay[17] compared to grant pay; and
Any other factors deemed relevant.
Problematic Pay Practices
Problematic pay elements are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:
Problematic practices related to non-performance-based compensation elements;
Incentives that may motivate excessive risk-taking or present a windfall risk; and
Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.
The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:
Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
Extraordinary perquisites or tax gross-ups;
New or materially amended agreements that provide for:
Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers) or in connection with a problematic Good Reason definition;
CIC excise tax gross-up entitlements (including "modified" gross-ups);
Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
Liberal CIC definition combined with any single-trigger CIC benefits;
Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible;

Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason); or
Any other provision or practice deemed to be egregious and present a significant risk to investors.
The above examples are not an exhaustive list. Please refer to ISS' U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.
Options Backdating
The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:
Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
Duration of options backdating;
Size of restatement due to options backdating;
Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness
Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:
Failure to respond to majority-supported shareholder proposals on executive pay topics; or
Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
Disclosure of specific and meaningful actions taken to address shareholders' concerns;
Other recent compensation actions taken by the company;
Whether the issues raised are recurring or isolated;
The company's ownership structure; and
Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
Equity-Based and Other Incentive Plans
Please refer to ISS' U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.
General Recommendation: Vote case-by-case on certain equity-based compensation plans18 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "Equity Plan Scorecard" (EPSC) approach with three pillars:

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
SVT based only on new shares requested plus shares remaining for future grants.

Plan Features:
Quality of disclosure around vesting upon a change in control (CIC);
Discretionary vesting authority;
Liberal share recycling on various award types;
Lack of minimum vesting period for grants made under the plan;
Dividends payable prior to award vesting.

Grant Practices:
The company’s three-year burn rate relative to its industry/market cap peers;
Vesting requirements in CEO's recent equity grants (3-year look-back);
The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
Whether the company maintains a sufficient claw-back policy;
Whether the company maintains sufficient post-exercise/vesting share-holding requirements.
Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors ("overriding factors") apply:
Awards may vest in connection with a liberal change-of-control definition;

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
The plan is excessively dilutive to shareholders' holdings;
The plan contains an evergreen (automatic share replenishment) feature; or
Any other plan features are determined to have a significant negative impact on shareholder interests.
Social and Environmental Issues
Global Approach – E&S Shareholder Proposals
ISS applies a common approach globally to evaluating social and environmental proposals which cover a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.
General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:
If the issues presented in the proposal are being appropriately or effectively dealt with through legislation or government regulation;
If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
Whether there are significant controversies, fines, penalties, or litigation associated with the company's practices related to the issue(s) raised in the proposal;

If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Climate Change
Say on Climate (SoC) Management Proposals
General Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan19, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:
The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;
Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);
The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);
Whether the company has sought and received third-party approval that its targets are science-based;
Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;
Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;
Whether the company’s climate data has received third-party assurance;
Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;
Whether there are specific industry decarbonization challenges; and
The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals
General Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:
The completeness and rigor of the company’s climate-related disclosure;
The company’s actual GHG emissions performance;
Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and
Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Climate Change/Greenhouse Gas (GHG) Emissions
General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

The company's level of disclosure compared to industry peers; and
Whether there are significant controversies, fines, penalties, or litigation associated with the company's climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

The company's level of disclosure is comparable to that of industry peers; or
There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.
Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:
Whether the company provides disclosure of year-over-year GHG emissions performance data;
Whether company disclosure lags behind industry peers;
The company's actual GHG emissions performance;
The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.
Racial Equity and/or Civil Rights Audit Guidelines
General Recommendation: Vote case-by-case on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:
The company’s established process or framework for addressing racial inequity and discrimination internally;
Whether the company adequately discloses workforce diversity and inclusion metrics and goals;
Whether the company has issued a public statement related to its racial justice efforts in recent years, or has committed to internal policy review;
Whether the company has engaged with impacted communities, stakeholders, and civil rights experts;
The company’s track record in recent years of racial justice measures and outreach externally; and
Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination.
ESG Compensation-Related Proposals
General Recommendation: Vote case-by-case on proposals seeking a report or additional disclosure on the company's approach, policies, and practices on incorporating environmental and social criteria into its executive compensation strategy, considering:
The scope and prescriptive nature of the proposal;
The company's current level of disclosure regarding its environmental and social performance and governance;
The degree to which the board or compensation committee already discloses information on whether it has considered related E&S criteria; and
Whether the company has significant controversies or regulatory violations regarding social or environmental issues.

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1 A "new nominee" is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.
2 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
3 Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.
4 Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.
5 Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.
6 If a short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.
7 Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.
8 This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).
9 Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.
10 Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.
11 Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.
12 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.
13 Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.
14 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
15 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company's market cap. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.
16 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
17 ISS research reports include realizable pay for S&P1500 companies.
18 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.
19 Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

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Part C. Other Information

Item 28. Exhibits

Exhibit Item Number	Description	Incorporated by Reference to	Filed Herewith
(a)	Amended Trust Instrument	Registrant's corresponding exhibit to Form N-SAR-B, SEC file number 811-04316, filed on February 28, 2017
(b)	Amended and Restated Bylaws		X
(c)(i)	See Article VI, "Shareholders' Voting Powers and Meetings" of Registrant's Amended Trust Instrument	Registrant's corresponding exhibit to Form N-SAR-B, SEC file number 811-04316, filed on February 28, 2017
(c)(ii)	See Article II, "Shareholders" of Registrant's Amended and Restated Bylaws	Registrant's corresponding exhibit to Form N-SAR-B, SEC file number 811-04316, filed on February 26, 2018
(d)	Investment Management Agreement	Registrant's corresponding exhibit to Form N-SAR-A, SEC file number 811-04316, filed on August 25, 2016
(e)	Distribution Agreement between the Registrant and Midas Securities Group, Inc.	Registrant's corresponding exhibit to Form N-SAR-A, SEC file number 811-04316, filed on August 25, 2016
(f)	Not applicable
(g)	Custody Agreement with The Huntington National Bank	Registrant's corresponding exhibit to Form N-SAR-A, SEC file number 811-04316, filed on August 28, 2018
(h)(i)	Mutual Fund Services Agreement	Registrant's corresponding exhibit to the Post-Effective Amendment No. 48 to the registration statement of the Registrant, SEC file number 2-98229, filed on April 30, 2012
(h)(ii)	Consent to Assignment of Mutual Fund Services Agreement	Registrant's corresponding exhibit to the Post-Effective Amendment No. 52 to the registration statement of the Registrant, SEC file number 2-98229, filed on October 11, 2012
(h)(iii)	First Amendment to Mutual Fund Services Agreement	Registrant's corresponding exhibit to the Post-Effective Amendment No. 67 to the registration statement of the Registrant, SEC file number 2-98229, filed on April 29, 2019
(h)(iv)	Second Amendment to Mutual Fund Services Agreement	Registrant's corresponding exhibit to the Post-Effective Amendment No. 69 to the registration statement of the Registrant, SEC file number 2-98229, filed on April 29, 2020
(h)(v)	Third Amendment to Mutual Fund Services Agreement	Registrant's corresponding exhibit to the Post-Effective Amendment No. 69 to the registration statement of the Registrant, SEC file number 2-98229, filed on April 29, 2020
(h)(vi)	Fourth Amendment to Mutual Fund Services Agreement	Registrant's corresponding exhibit to the Post-Effective Amendment No. 73 to the registration statement of the Registrant, SEC file number 2-98229, filed on April 29, 2022
(h)(vii)	Revolving Credit Agreement	Registrant's corresponding exhibit to Form N-SAR-A, SEC file number 811-04316, filed on August 28, 2018
(h)(viii)	Control Agreement	Registrant's corresponding exhibit to Form N-SAR-A, SEC file number 811-04316, filed on August 28, 2018
(h)(ix)	Promissory Note	Registrant's corresponding exhibit to Form N-SAR-A, SEC file number 811-04316, filed on August 28, 2018
(h)(x)	Pledge and Security Agreement	Registrant's corresponding exhibit to Form N-SAR-A, SEC file number 811-04316, filed on August 28, 2018
(h)(xi)	Amendment No. 1 to Revolving Credit Agreement	Registrant's corresponding exhibit to the Post-Effective Amendment No. 69 to the registration statement of the Registrant, SEC file number 2-98229, filed on April 29, 2020
(h)(xii)	Amendment No. 2 to Revolving Credit Agreement	Registrant's corresponding exhibit to the Post-Effective Amendment No. 71 to the registration statement of the Registrant, SEC file number 2-98229, filed on April 29, 2021
(h)(xiii)	Amendment No. 3 to Revolving Credit Agreement	Registrant's corresponding exhibit to the Post-Effective Amendment No. 73 to the registration statement of the Registrant, SEC file number 2-98229, filed on April 29, 2022
(h)(xiv)	Amendment No. 4 to Revolving Credit Agreement	Registrant's corresponding exhibit to the Post-Effective Amendment No. 75 to the registration statement of the Registrant, SEC file number 2-98229, filed on April 28, 2023
(h)(xv)	Amendment No. 5 to Revolving Credit Agreement		X
(h)(xvi)	Amendment No. 6 to Revolving Credit Agreement		X
(i)(i)	Opinion and Consent of Counsel as to Legality of Securities Being Registered	Registrant's corresponding exhibit to the Post-Effective Amendment No. 59 to the registration statement of the Registrant, SEC file number 2-98229, filed on April 28, 2015
(i)(ii)	Legal Consent		X
(j)	Accountant's Consent		X
(k)	Not applicable
(l)	Agreement for providing initial capital	Registrant's corresponding exhibit to Post-Effective Amendment No. 26 to the registration statement of the Registrant, SEC file number 2-98229, filed on March 1, 2000
(m)	Amended Plan of Distribution	Registrant's corresponding exhibit to Form N-SAR-A, SEC file number 811-04316, filed on August 25, 2016
(n)	Not applicable
(o)	Reserved
(p)	Code of Ethics		X
(q)	Powers of Attorney		X

Item 29.  Persons Controlled by or under Common Control with Registrant

Not applicable.

Item 30.  Indemnification

Reference is made to the provisions of Article IX of Registrant's Amended Trust Instrument filed by EDGAR on February 28, 2017 as Exhibit 99.77Q1.2 to Form N-SAR-B of the Registrant, incorporated herein by reference, which provides information about indemnification.

The Registrant's Investment Management Agreement between the Registrant and Midas Management Corporation (the "Investment Manager") provides that the Investment Manager shall not be liable to the Registrant's series or any shareholder of its series for any error of judgment or mistake of law or for any loss suffered by the Registrant's series or the series' shareholders in connection with the matters to which the Investment Management Agreement relates, but nothing in the Investment Management Agreement shall be construed to protect the Investment Manager against any liability to the Registrant's series or any shareholder of its series by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

Section 10 of the Distribution Agreement between the Registrant and Midas Securities Group, Inc. ("Midas Securities")  provides that the Registrant will indemnify Midas Securities and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by Midas Securities to the Registrant for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their willful misfeasance, bad faith, or gross negligence; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933, as amended ("1933 Act"). Section 10 of the Distribution Agreement also provides that Midas Securities agrees to indemnify, defend and hold the Registrant, its officers and trustees free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by Midas Securities for use in the Registration Statement or arising out of any agreement between Midas Securities and any retail dealer, or arising out of supplementary literature or advertising used by Midas Securities in connection with the Distribution Agreement.

The Registrant undertakes to carry out all indemnification provisions of its Amended Trust Instrument, the above-described Investment Management Agreement, and Distribution Agreement in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

Insofar as indemnification for liability arising under the 1933 Act, as amended, may be provided to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.  Business and other Connections of Investment Adviser

The Investment Manager is a wholly-owned subsidiary of Winmill & Co. Incorporated ("Winco").  Winco is also the parent of Midas Securities, the Fund's distributor and a registered broker/dealer.  The principal business of the Investment Manager since its founding has been to serve as an investment manager to registered investment companies. Certain directors and officers of Winco and its subsidiaries are also trustees, directors, and officers of the investment companies managed by the Investment Manager.  The Investment Manager serves as investment manager of each of the Registrant's series and Foxby Corp.

Bexil Corporation, an affiliate of Winco, is the parent of Bexil Advisers LLC ("Bexil Advisers"), a registered investment adviser.  The principal business of Bexil Advisers since its founding has been to serve as investment manager to registered investment companies.  Certain directors and officers of Winco and its subsidiaries are also directors, managers, trustees and officers of Bexil Corporation, Bexil Advisers, and the investment company managed by Bexil Advisers.  Bexil Advisers serves as investment manager to Bexil Investment Trust.

In addition, Thomas B. Winmill, Esq. is (i) Trustee, President, Chief Executive Officer, Chairman, and Chief Legal Officer of the Registrant; (ii) Director or Manager, Chairman, President, Chief Executive Officer, and/or Chief Legal Officer of the Investment Manager, Midas Securities (the Fund's distributor and a registered broker-dealer) and their affiliates, 2255 Buffalo Road, Rochester, NY 14624; (iii) President, Chief Executive Officer, Chief Legal Officer, and/or a director of Bexil Corporation and its affiliates, 2255 Buffalo Road, Rochester, NY 14624; and (iv) a director of Global Self Storage, Inc., 3814 Route 44, Millbrook, NY 12545.

Item 32.  Principal Underwriters

a)	Midas Securities does not serve as principal underwriter to any investment company other than the Registrant.

b)
Midas Securities serves as the Registrant's principal underwriter.  The directors and officers of Midas Securities, their principal business addresses, their positions and offices with Midas Securities, and their positions and offices with the Registrant (if any) are set forth below.

Name and Principal Business Address	Position and Offices with Midas Securities	Position and Offices with Registrant

Thomas B. Winmill P.O. Box 4 Walpole, NH 03608	Director, Chairman, President, Chief Executive Officer, Chief Legal Officer	Trustee, President, Chief Executive Officer, Chairman, and Chief Legal Officer

Mark C. Winmill 2255 Buffalo Road Rochester, NY 14624	Vice President	Vice President

Thomas O'Malley 2255 Buffalo Road Rochester, NY 14624	Director, Vice President, Treasurer, Chief Accounting Officer, and Chief Financial Officer	Vice President, Treasurer, Chief Accounting Officer, Chief Financial Officer

Russell Kamerman, Esq. 2255 Buffalo Road Rochester, NY 14624	Chief Compliance Officer, Secretary, and General Counsel	Chief Compliance Officer, Secretary, and General Counsel

Donald Klimoski II, Esq. 2255 Buffalo Road Rochester, NY 14624	Assistant Chief Compliance Officer, Assistant Secretary, and Assistant General Counsel	Assistant Chief Compliance Officer, Assistant Secretary, and Assistant General Counsel

Heidi Keating 2255 Buffalo Road Rochester, NY 14624	Vice President	Vice President

Louis Soulios 2255 Buffalo Road Rochester, NY 14624	Vice President, Finance	Vice President, Finance

The Registrant has no principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person.

Item 33.  Location of Accounts and Records

The minute books of the Registrant and copies of its filings with the Commission are located at 3814 Route 44, Millbrook, NY 12545. All other records required by Section 31(a) of the Investment Company Act of 1940 are located at The Huntington National Bank, 41 South High Street, Columbus, OH, 43216 (the offices of the Registrant's custodian), and Ultimus Asset Services, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 (the offices of the Registrant's Transfer, Dividend Disbursing, and Investment Accounting Services Agent).

Item 34.  Management Services

Not applicable.

Item 35.  Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended ("1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City, County and State of New York on the 29th day of April, 2024.

MIDAS SERIES TRUST

/s/ Thomas B. Winmill
By: Thomas B. Winmill
President

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

/s/ Thomas B. Winmill	Trustee, President, Chief Executive Officer, Chairman, and Chief Legal Officer	April 29, 2024
Thomas B. Winmill

/s/ Thomas O'Malley	Vice President, Treasurer, Chief Accounting Officer, and Chief Financial Officer	April 29, 2024
Thomas O'Malley

/s/ Peter K. Werner*	Trustee	April 29, 2024
7Peter K. Werner

/s/ Jon Tomasson*	Trustee	April 29, 2024
Jon Tomasson

/s/ Roger A. Atkinson*	Trustee	April 29, 2024
Roger A. Atkinson

*Signed by Russell Kamerman, Attorney-in-Fact, pursuant to Powers of Attorney filed herewith.

 EXHIBIT INDEX

Exhibit
28(b)	Amended and Restated Bylaws
28(h)(xv)	Amendment No. 5 to Revolving Credit Agreement
28(h)(xvi)	Amendment No. 6 to Revolving Credit Agreement
28(i)(ii)	Legal Consent
28(j)	Accountant's Consent
28(p)	Code of Ethics
28(q)	Powers of Attorney